                                                           Draft--March 15, 1996
================================================================================

                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                           Filed by the Registrant [X]
                  Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:

[X]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-b(e)(2))
[ ]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                     LORD ABBETT TAX-FREE INCOME FUND, INC.
                (Name of Registrant as Specified in Its Charter)

                   (Name of Person(s) Filing Proxy Statement,
                         if other than the Registrant)



Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

          1) Title of each class of securities to which transaction applies:

          2) Aggregate number of securities to which transaction applies:

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

          4) Proposed maximum aggregate value of transaction:

          5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


          1) Amount Previously Paid:

          2) Form, Schedule or Registration Statement No.:

          3) Filing Party:

          4) Date Filed:

================================================================================

             [Letterhead of Lord Abbett Tax-Free Income Fund, Inc.]




FROM THE CHAIRMAN OF THE BOARD
------------------------------

Dear Shareholder,

     The Board of Directors of Lord Abbett Tax-Free Income Fund, Inc. (the "Fund") has called an Annual Meeting of Shareholders of of the Fund to consider the matters described below. The board recommends that you vote in favor of each proposal.

       First, the board recommends that you vote to reelect the current directors of the Fund and to ratify the selection of Deloitte & Touche LLP as the Fund's independent public accountants.

       Second, the board recommends that you vote in favor of a proposed revision of your Series' investment objective to clarify that your Series seeks as high a level of interest income exempt from federal income tax as is consistent with reasonable risk.

       Third, the board recommends that you vote in favor of a proposed revision of the fundamental investment policies and restrictions of your Series which is intended to provide for greater flexibility in managing the Series' portfolio and to permit the board to change applicable policies in the future without incurring the expense of shareholder meetings.

       Fourth, the directors propose that your Series enter into a new 12b-1 Plan and Dis tribution Agreement for your class of shares. This new 12b-1 Plan has several changes which are designed primarily to maintain the competitive position of the Fund and to encourage sales of Fund shares. These changes, and the estimated effect of these changes on your Series' expenses, are described in detail in the proxy statement.

       Fifth, the directors propose that the Fund's Articles of Incorporation be amended (i) to authorize the creation of new classes of each Series which is
         -
intended to encourage sales of Fund shares, and (ii) to confirm that the Fund
                                                 --
may impose contingent deferred sales charges in connection with new classes of shares to be created (this change will have no effect on your shares).

       These various matters are to be voted upon at a meeting of the shareholders of the Fund to be held in New York on Wednesday, June 19, 1996 at 11:00 a.m.

       YOUR VOTE ON THESE ISSUES IS CRITICAL. TO ENSURE THAT YOUR VOTE IS COUNTED, IT IS IMPORTANT THAT YOU:

       1.   REVIEW THE ENCLOSED PROXY STATEMENT;

       2.   COMPLETE AND SIGN THE ENCLOSED PROXY CARD; AND

       3.   RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

Your prompt response will help save the Fund the expense of additional solicitations.

       We encourage you to review the enclosed materials. Because we believe these proposals are in the best interests of shareholders, we encourage you to vote in favor of the proposals.

                                 Sincerely,



                                 Ronald P. Lynch
                                 Chairman of the Board

April 17, 1996

                                                                PRELIMINARY COPY



                     LORD ABBETT TAX-FREE INCOME FUND, INC.
                                767 Fifth Avenue
                            New York, New York 10153
                            Tel. No. (212) 848-1800

              NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                                 JUNE 19, 1996

                              PROXY STATEMENT

   You are urged to sign and mail the proxy card in the enclosed postage-paid
  envelope whether   you own a few or many shares.  Your prompt return of the
proxy may save the Fund the   necessity and expense of further solicitations to
                        insure a quorum at this meeting.

                     LORD ABBETT TAX-FREE INCOME FUND, INC.
                                767 Fifth Avenue
                            New York, New York 10153
                          Telephone No. (212) 848-1800


Notice of Annual Meeting of Shareholders
To Be Held June 19, 1996                                        April 17, 1996

Notice is given hereby of an annual meeting of the shareholders of Lord Abbett Tax-Free Income Fund, Inc. (the "Fund"). The meeting will be held at the offices of Lord, Abbett & Co., on the 11th floor of The General Motors Building, 767 Fifth Avenue, New York, New York, on Wednesday, June 19, 1996, at 11:00 a.m., for the following purposes and to transact such other business as may properly come before the meeting and any adjournments thereof.

ITEM  1.        To elect directors;

ITEM 2. To ratify or reject the selection of Deloitte & Touche LLP as independent public accountants of the Fund for the current fiscal year;

ITEM 3.        To approve or disapprove a change in the investment  objective of
               each  of  the  National,   Connecticut,   Hawaii,  Minnesota,
               Missouri, New Jersey, New York, Texas and Washington series (each, a "Series", and collectively the "Series").

ITEM 4. To approve or disapprove certain changes in each Series' fundamental investment policies and restrictions;

ITEM 5. To approve or disapprove a new Distribution Plan and Agreement for the existing class of shares of each Series pursuant to Rule 12b-1 under the Investment Company Act of 1940; and

ITEM 6. To approve or disapprove an amendment to the Fund's Articles of Incorporation (i) authorizing the Board of Directors to create
                               -
                classes within series of shares of capital stock; and (ii)
                                                                       --
                confirming that the board may impose contingent deferred sales charges in connection with new classes of shares to be created (this change will have no effect on your shares).

                                 By order of the Board of Directors


                                 Kenneth B. Cutler
                                 Vice President and Secretary

The Board of Directors has fixed the close of business on March 22, 1996 as the record date for determination of shareholders of the Fund entitled to notice of and to vote at the meeting. Shareholders are entitled to one vote for each share held. As of March 22, 1996, there were ____ shares of the National Series, ______ shares of the Connecticut Series, ______ shares of the Hawaii Series,
______ shares of the  Minnesota  Series,  ______ shares of the Missouri  Series,
______  shares of the New Jersey  Series,  ______ shares of the New York Series,
______ shares of the Texas Series,  ______ shares of the Washington  Series, and
_______ shares of the Fund issued and outstanding.

--------------------------------------------------------------------------------
PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

SIGN, DATE AND RETURN IT IN THE ENVELOPE PROVIDED.

TO SAVE THE COST OF ADDITIONAL SOLICITATIONS, PLEASE MAIL YOUR PROXY PROMPTLY.

                     LORD ABBETT TAX-FREE INCOME FUND, INC.
                                767 Fifth Avenue
                            New York, New York 10153

                                                                  April 17, 1996

                                PROXY STATEMENT
                                ---------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Lord Abbett Tax-Free Income Fund, Inc., an open-end management investment company incorporated under the laws of Maryland (the "Fund"), for use at an annual meeting of shareholders of the Fund to be held at 11:00 a.m. on Wednesday, June 19, 1996 at the offices of Lord, Abbett & Co., the investment manager and principal underwriter of the Fund ("Lord Abbett"), on the 11th floor of the General Motors Building, 767 Fifth Avenue, New York, New York 10153, and at any adjournments thereof. This proxy statement and the enclosed proxy card are first being mailed to shareholders on or about April 17,1996.

     At the close of business on March 22, 1996 (the "Record Date"), there were issued and outstanding ___________ shares of the National Series , ______ shares of the Connecticut Series, ______ shares of the Hawaii Series, ______ shares of the Minnesota Series, ______ shares of the Missouri Series, ______ shares of the New Jersey Series, ______ shares of the New York Series, ______ shares of the Texas Series and ______ shares of the Washington Series (each such Series, a "Series", and collectively the "Series") and _______ shares of the Fund. Only shareholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the annual meeting or any adjournment thereof. Proxies will be solicited by mail. Additional solicitations may be made by telephone, facsimile or personal contact by officers or employees of Lord Abbett and its affiliates. The Fund may also request brokerage houses, custodians, nominees, and fiduciaries who are shareholders of record to forward proxy materials to beneficial owners. D.F. King & Co. has been retained to assist in the solicitation of proxies at an estimated cost of $_______. The cost of the solicitation will be borne by _____________.

       Shareholders are entitled to one vote for each full share, and a pro portionate vote for each fractional share, of the Fund held as of the Record Date. Under Maryland law, shares owned by two or more persons (whether as joint tenants, co-fiduciaries or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the Secretary of the Fund: (1) if only one votes, that vote binds all; (2) if more
                        -                                           -
than one votes, the vote of the majority binds all; and (3) if more than one
                                                         -
votes and the vote is evenly divided, the vote will be cast proportionately. If the enclosed form of proxy is properly executed and returned in time to be voted at the meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR each of the items described in this Proxy Statement and any other matters as deemed appropriate. A proxy may be revoked by the signer at any time at or before the meeting by written notice to the Fund, by execution of a later-dated proxy or by voting in person at the meeting.

 1.    ELECTION OF DIRECTORS

       The nominees for election as directors are Ronald P. Lynch, Robert S. Dow, E. Wayne Nordberg, E. Thayer Bigelow, Stewart S. Dixon, John C. Jansing, C. Alan MacDonald, Hansel B. Millican, Jr. and Thomas J. Neff, who have been nominated by the Board of Directors to succeed themselves. The individuals named as proxies intend to vote the proxies, unless otherwise directed, in favor of the election of such nominees, each of whom has agreed to continue to serve as a director of the Fund. Management of the Fund has no reason to believe that any nominee will be unable to serve as a director. If any nominee should be unable to serve as a director, it is the intention of the individuals named as proxies to vote for the election of such person or persons as the Board of Directors may, in its discretion, recommend.

       Information about each person nominated for election as a director is set forth in the following table. Except where indicated, each of the persons listed in the table has held the principal occupation listed opposite his name for the past five years.

                                                                    Director of
     Names and Ages of        Principal Occupation and Director-     the Fund
   Directors of the Fund                    ships                      Since
--------------------------   ------------------------------------   ------------
  Ronald P. Lynch (1)(2)     Chairman of the Board of the Fund.         1983
  60                         Partner of Lord Abbett.

  Robert S. Dow (1)(2)       President of the Fund.                     1989
  51                         Partner of Lord Abbett.

  E. Wayne Nordberg (1)(2)   Vice President of the Fund.  Partner       1992
  59                         of Lord Abbett.


  E. Thayer Bigelow          President and Chief Executive of           1994
  (2) 54                     Time Warner Cable Programming,
                             Inc.  Formerly President and Chief
                             Operating Officer of Home Box
                             Office, Inc.

  Stewart S. Dixon (2)       Partner in the law firm of Wildman,        1983
  65                         Harrold, Allen & Dixon.

                                                                    Director of
     Names and Ages of        Principal Occupation and Director-     the Fund
   Directors of the Fund                    ships                      Since
--------------------------   ------------------------------------   ------------
  John C. Jansing (2)          Retired.  Former Chairman of Inde-         1983
  70                           pendent Election Corporation of
                               America, a proxy tabulating firm.


  C. Alan MacDonald (2)        General Partner, The Marketing             1988
  62                           Partnership, Inc., a full service
                               marketing consulting firm.  Formerly
                               Chairman and Chief Executive Officer
                               of Lincoln Snacks, Inc., manufacturer
                               of branded snack foods (1992-1994).
                               Formerly President and Chief
                               Executive Officer of Nestle Foods
                               Corp., and prior to that, President
                               and Chief Executive Officer of
                               Stouffer Foods Corp., both
                               subsidiaries of Nestle SA,
                               Switzerland.  Currently serves as
                               Director of Den West Restaurant Co.,
                               J. B. Williams, and Fountainhead
                               Water Company.


  Hansel B. Millican, Jr. (2)  President and Chief Executive Officer      1983
  67                           of Rochester Button Company.


  Thomas J. Neff (2)           President, Spencer Stuart & Asso-          1983
  58                           ciates, an executive search consulting
                               firm.

----------
(1) "Interested person" of the Fund and Lord Abbett, within the meaning of the Act, because of his association with Lord Abbett.

(2) Also an officer and/or director or trustee of other Lord Abbett-sponsored funds.

       Listed below is the number of shares of the Fund owned beneficially by each director as of March 22, 1996, together with the number of "phantom" shares credited to the account of each director under a plan (the "Deferred Plan") permitting independent directors to defer their directors' fees and to have the deferred amounts deemed invested in shares of the Fund for later payment. Also shown is the number of shares owned beneficially by the directors and officers as a group, together with such "phantom" shares credited to the accounts of directors and officers as a group. In each case, the amounts shown are less than 1% of the Fund's outstanding capital stock.


                                  Number of Shares Beneficially Owned
            Name                    and Phantom Shares/(1)/
----------------------------     -------------------------------------
Ronald P. Lynch                         1,329,953

Robert S. Dow                                   0

E. Wayne Nordberg                         202,372


                                  Number of Shares Beneficially Owned
            Name                    and Phantom Shares/(1)/
----------------------------     -------------------------------------
E. Thayer Bigelow                             850

Stewart S. Dixon                            4,937

John C. Jansing                             8,115

C. Alan MacDonald                          17,129

Hansel B. Millican, Jr.                     5,487

Thomas J. Neff                              5,665

Directors and Officers as a             1,997,918
  group

___________________
(1) Of the shares listed in the foregoing table, the following constitute "phantom" shares credited to directors under the Deferred Plan: Mr. Bigelow, 850 shares; Mr. Dixon, 4,937 shares; Mr. Jansing, 5,611 shares; Mr. MacDonald, 3,198 shares; Mr. Millican, 5,487 shares; Mr. Neff, 5,665 shares; and directors and officers as a group: 25,748 shares.

    The Board of Directors has only one standing committee, an Audit Committee, consisting of Messrs. Bigelow, MacDonald and Millican. The functions performed by the Audit Committee include recommendation of the selection of independent public accountants for the Fund to the Board of Directors for approval, review of the scope and results of audit and non-audit services, the adequacy of internal controls and material changes in accounting principles and practices and other matters when requested from time to time by the directors (the "Independent Directors") who are not "interested persons" of the Fund within the meaning of the Act. The Audit Committee held four meetings during the fiscal year ended September 30, 1995.

    The Board of Directors of the Fund met twelve times during the fiscal year ended September 30, 1995, and each director attended at least 75% of the total number of meetings of the Board and, if he was a member of the Audit Committee, of such committee.

    The second column of the following table sets forth the compensation accrued by the Fund for the Independent Directors. The third and fourth columns set forth information with respect to the retirement plan for Independent Directors maintained by the Fund and the other Lord Abbett-sponsored funds. The fifth column sets forth the total compensation accrued by the Fund and such other funds for the Independent Directors. The second, third and fourth columns give information for the Fund's most recent fiscal year; the fifth column gives information for the calendar year ended December 31, 1995. No director of the Fund associated with Lord Abbett and no officer of the Fund received any compensation from the Fund for acting as a director or officer.


                                                                                        For Year Ended
                                 For the Fiscal Year Ended September 30, 1995         December 31, 1995
                           ------------------------------------------------------    --------------------
           (I)                  (II)              (III)                (IV)                   (V)
-----------------------    ------------------------------------------------------------------------------
                                                                 Estimated Annual
                                           Pension or Retire-    Benefits Upon Re-
                                           ment Benefits         tirement Proposed
                                           Accrued by the        to be Paid by the    Total Compensation
                           Aggregate Com-  Fund and              Fund and Fifteen     Accrued by the Fund
                           pensation Ac-   Fifteen Other         Other Lord           and Fifteen Other
                           crued by the    Lord Abbett-          Abbett-sponsored     Lord Abbett-spon-
Name of Director           Fund/1/         sponsored Funds/2/    Funds/2/             sored Funds/3/
-----------------------    --------------  ------------------    -----------------    -------------------
E. Thayer Bigelow                 $4,970              $ 9,772              $33,600                $41,700

Stewart S. Dixon                  $5,696              $22,472              $33,600                $42,000

John C. Jansing                   $5,721              $28,480              $33,600                $42,960

C. Alan MacDonald                 $5,692              $27,435              $33,600                $42,750

Hansel B. Millican, Jr.           $5,691              $24,707              $33,600                $43,000

Thomas J. Neff                    $5,594              $16,126              $33,600                $42,000
---------------------------------------------------------------------------------------------------------

(1) Independent Directors' fees, including attendance fees for board and committee meetings, are generally allocated among all Lord Abbett-sponsored funds based on net assets of each fund. A portion of the fees payable by the Fund to its Independent Directors is being deferred under a plan that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors. The total amount accrued under the plan for each Independent Director since the beginning of his tenure with the Fund, including dividends reinvested and changes in net asset value applicable to such deemed investments, as of September 30, 1995, were as follows: Mr. Bigelow, $5,261; Mr. Dixon, $48,695; Mr. Jansing, $52,388; Mr. MacDonald, $31,222; Mr. Millican, $52,823; and Mr. Neff, $53,041.

(2) Each Lord Abbett-sponsored fund has a retirement plan providing that Independent Directors will receive annual retirement benefits for life equal to 80% of their final annual retainers following retirement at or after age 72 with at least 10 years of service. Each plan also provides for a reduced benefit upon early retirement under certain circumstances, a pre-retirement death benefit and actuarially reduced joint-and-survivor spousal benefits. The amounts stated in column (IV) would be payable annually under such re tirement plans if the director were to retire at age 72 and the annual retainers payable by such funds were the same as they are today.
     The amounts set forth in column (III) were accrued by the Lord Abbett-sponsored funds during the fiscal year ended September 30, 1995 with respect to the retirement benefits set forth in column (IV).

(3) This column shows aggregate Independent Director's fees, including attendance fees for board and committee meetings, of a nature referred to in the first sentence of footnote (1), accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1995.

     Listed below are the executive officers of the Fund, other than Messrs. Lynch and Dow who are listed above in the table of nominees. Each executive officer has been associated with Lord Abbett for over five years, except as indicated. Messrs. Allen, Carper, Cutler, Henderson, Morris, Nordberg and Walsh are partners of Lord Abbett; the others listed below are employees.

Stephen I. Allen, age 42, Vice President since 1994.

Daniel E. Carper, age 43, Vice President since 1986.

Kenneth B. Cutler, age 63, Vice President and Secretary since 1983.

Philip Fang, age 30, Executive Vice President since 1994.

John J. Gargana, Jr., age 64, Vice President since 1983.

Barbara A. Grummel, age 39, Executive Vice President since 1991.

Thomas S. Henderson, age 64, Vice President since 1983.

Paul A. Hilstad, age 53, Vice President since 1995 (with Lord Abbett since 1995 -formerly Senior Vice President and General Counsel of American Capital Manage ment & Research, Inc.).

Thomas F. Konop, age 54, Vice President since 1987.

Robert G. Morris, age 51, Vice President since 1995.

John R. Mousseau, age 39, Executive Vice President since 1994.

E. Wayne Nordberg, age 59, Vice President since 1988.

Keith F. O'Connor, age 40, Treasurer since 1987.

Victor W. Pizzolato, age 63, Vice President since 1983.

John J. Walsh, age 60, Vice President since 1983.


     Pursuant to the Fund's By-Laws, the election of each director of the Fund requires the affirmative vote of a majority of the shares of the Fund voted at the meeting. If a shareholder abstains from voting on this matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to this matter, but shall not be deemed to have been voted in favor of this matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on this matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote with respect to this matter.

     The Board of Directors recommends that the shareholders vote FOR the election of each of the nominees as a director of the Fund.

2.   RATIFICATION OR REJECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected Deloitte & Touche LLP as the in dependent public accountants of the Fund for the fiscal year ending September 30, 1996. The Act requires that such selection be submitted for ratification or rejection at the next annual meeting of shareholders if such meeting be held. Deloitte & Touche LLP (or a predecessor firm) acted as the Fund's independent public accountants for the year ended September 30, 1995, and for a number of years prior thereto. Based on information in the possession of the Fund, and information furnished by Deloitte & Touche LLP, the firm has no direct financial interest and no material indirect financial interest in the Fund. A representative of Deloitte & Touche LLP is expected to attend the meeting and will be provided with an opportunity to make a statement and answer appropriate questions.

     Ratification of the selection of Deloitte & Touche LLP requires the affirmative vote of a majority of the shares of the Fund voted at the meeting. If a shareholder abstains from voting on this matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to this matter, but shall not be deemed to have been voted in favor of this matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on this matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote with respect to this matter.

     The Board of Directors recommends that shareholders vote to ratify the selection of Deloitte & Touche LLP as the Fund's independent public accountants for the fiscal year ending September 30, 1996.


3.   PROPOSAL TO AMEND THE INVESTMENT OBJECTIVE OF EACH SERIES

     The Board of Directors has approved an amendment to the investment objective of each Series. The amended objective of each Series states that the Series seeks as high a level of interest income exempt from federal income tax as is consistent with reasonable risk. The current investment objective of each Series is to seek as high a level of interest income exempt from federal income tax as is consistent with preservation of capital. Before the amendment may become effective for any Series, it must be approved by the shareholders of that Series.

     If the proposed amendment is approved, the Series affected will continue to seek a high level of interest income and will continue to invest in the same types of securities. The proposed amendment is simply intended to make clear that, because each Series invests in interest-rate-sensitive securities, preservation of capital is not possible in a rising interest rate environment. While preservation of capital has been, and remains, an important consideration, it has never been guaranteed and is subject to reasonable risk in connection with the objective of seeking a high level of interest income.

     Approval of the proposed amendment to the investment objective with respect to any Series requires the affirmative vote of a "majority" (as defined in the

Act) of the voting securities of such Series. A "majority" vote for a Series is defined in the Act as the vote of the holders of the lesser of: (i) 67% or more
                                                                  -
of the voting securities of such Series present or represented by proxy at the shareholders meeting, if the holders of more than 50% of the outstanding voting securities of such Series are present or represented by proxy, or (ii) more than
                                                                   --
50% of the outstanding voting securities of such Series. If a shareholder abstains from voting on this matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to this matter, but shall not be deemed to have been voted in favor of this matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on this matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote with respect to this matter.

     If the proposed amendment is not approved for one or more Series, the current investment objective for each such Series will continue in effect.

     The Board of Directors recommends that shareholders of each Series vote in favor of the proposed amendment to the investment objective of such Series.

4. PROPOSAL TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTIONS AND POLICIES OF EACH SERIES OF THE FUND

     The Board of Directors has approved various amendments to the investment policies and restrictions of each Series in order to provide increased flexibility in managing such Series' investment portfolio. Those investment policies and restrictions of a Series that are designated "fundamental" may only be changed by the vote of a "majority" (as defined in the Act) of the voting securities of such Series. Those investment policies and restrictions designated "non-fundamental" may be changed by the vote of the Board of Directors alone. Therefore, the proposed amendments to the fundamental policies and restrictions described below require shareholder approval. The current and proposed investment policies and restrictions for each Series (both fundamental and non-fundamental) with respect to various investment techniques and securities are set forth in Exhibit A attached hereto.

     Investment policies and restrictions govern generally the investment activities of the Series and limit its ability to invest in certain types of securities or engage in certain types of transactions. The proposed changes are not expected to affect materially the current operations of any Series.
Although the proposed fundamental investment policies and restrictions are less restrictive than the current fundamental investment policies and restrictions of each Series, non-fundamental restrictions have been adopted, to become effective with the proposed amendments to the fundamental policies and restrictions, which will limit the effect of such changes on the operations of the Series. The proposed fundamental policies and restrictions are intended principally to provide greater flexibility in the future management of the Series' respective investment portfolios. The Board of Directors has no present intention of approving actions permitted by these less restrictive fundamental policies. If it were to do so, the risks of investing in the Series could be increased.

     The proposed policies and restrictions restate many of the policies and restrictions currently in effect for each Series. In some instances, certain fundamental policies and restrictions have been modified or eliminated in accordance with developments in Federal or state blue sky regulations or in the securities markets since the inception of the Series. In other instances, as illustrated in Exhibit A, certain policies and restrictions previously deemed fundamental have been redesignated non-fundamental. By making certain policies and restrictions non-fundamental, the Board may amend a policy or restriction as it deems appropriate and in the best interest of the Series and its shareholders, without incurring the costs (normally borne by the Series and its shareholders) of seeking a shareholder vote. Also, certain of the proposed fundamental investment policies and restrictions are stated in terms of "to the extent permitted by applicable law". Applicable law can change over time and may become more or less restrictive as a result. The policies and restrictions have been drafted in this manner so that a change in law would not require the Fund to seek a shareholder vote to amend the policy or restriction to conform to applicable law, as revised.

     Approval of the proposed amendments to any Series' fundamental investment restrictions and policies requires the affirmative vote of a "majority" (as defined in the Act) of the voting securities of such Series. A "majority" vote for a Series is defined in the Act as the vote of the holders of the lesser of:
(i) 67% or more of the voting securities of such Series present or represented
 -
by proxy at the shareholders meeting, if the holders of more than 50% of the outstanding voting securities of such Series are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of such
           --
Series. If a shareholder abstains from voting on this matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to this matter, but shall not be deemed to have been voted in favor of this matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on this matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote with respect to this matter.

     If the proposed amendments are not approved by the shareholders of a Series, the current fundamental policies and restrictions will continue in effect for such Series.

     The Board of Directors recommends that shareholders of each Series vote in favor of the proposed amendments to the fundamental investment restrictions and policies of such Series.


5.   NEW DISTRIBUTION PLAN AND AGREEMENT FOR THE CLASS A SHARES

     At a meeting of the Board of Directors of the Fund held on March 14, 1996, the directors of the Fund unanimously approved, subject to shareholder approval, and determined to submit to the shareholders of each Series for approval, a new Distribution Plan and Agreement pursuant to Rule 12b-1 under the Act (each a "Proposed Plan") for the existing class of shares of each Series. The existing class of shares, for each Series, is to be designated the Class A Shares -- see
Item 6 below. The text of the Proposed Plan for each Series is attached hereto as Exhibit B. The directors who approved the Proposed Plans include all of the Independent Directors, none of whom are "interested persons" of the Fund within the meaning of the Act or will have a direct or indirect financial interest in the operations of the Proposed Plans or in any agreements related thereto.

     If approved by shareholders, the Proposed Plan for each Series will replace the distribution plan and agreement for each Series (each a "Current Plan") described below:

     The National Series' Current Plan was approved by such Series' shareholders on March 14, 1990 and became effective June 1, 1990. The Current Plan for the National Series was last amended by action of the Board of Directors on June 12, 1991.

     The Connecticut Series' Current Plan was approved by such Series' shareholders on June 12, 1991 and became effective June 1992.

     The Hawaii Series' Current Plan was approved by such Series' shareholders on October 16, 1991 and became effective January 1, 1993. The Current Plan for the Hawaii Series was last amended by action of the Board of Directors on October 9, 1991.

     The Minnesota Series' Current Plan was approved by such Series' shareholders on December 15, 1994. The Current Plan for the Minnesota Series has not yet become effective.

     The Missouri Series' Current Plan was approved by such Series' shareholders on June 12, 1991 and became effective October 1992.

     The New Jersey Series' Current Plan was approved by such Series' shareholders on December 15, 1990 and became effective July 1, 1992. The Current Plan for the New Jersey Series was last amended by action of the Board of Directors on June 12, 1991.

     The New York Series' Current Plan was approved by such Series' shareholders on March 14, 1990 and became effective June 1, 1990. The Current Plan for the New York Series was last amended by action of the Board of Directors on June 12, 1991.

     The Texas Series' Current Plan was approved by such Series' shareholders on March 14, 1990 and became effective June 1, 1990. The Current Plan for the Texas Series was last amended by action of the Board of Directors on June 12, 1991.

     The Washington Series' Current Plan was approved by such Series' shareholders on March 11, 1992. The Current Plan for the Washington Series has not yet become effective.

     The changes included in the Proposed Plans, which are described below, are designed primarily to maintain the competitive position of the Class A Shares of each Series.

     Under the Current Plans with respect to the National, New York and Texas Series (except as to certain accounts for which tracking data is not available), each Series pays dealers through Lord Abbett (1) an annual service fee (payable
                                              -
quarterly) of 0.25% of the average daily net asset value of shares sold by dealers on or after June 1, 1990 (0.15% of the average daily net asset value of shares sold, or attributable to shares sold, by dealers prior to that date) and
(2) a one-time 1% distribution fee, at the time of sale, on all shares sold at
 -
the $1 million level by dealers, including sales qualifying at such level under the rights of accumulation and statement of intention privileges described in the Fund's prospectus in effect at such time. These service and distribution fees provide additional incentives for dealers (a) to provide continuing
                                                -
information and investment services to their shareholder accounts and otherwise to encourage their accounts to remain invested in the Fund and (b) to sell
                                                                -
shares of the Fund.

     Each of the Current Plans for the Connecticut, Hawaii, Minnesota, Missouri, New Jersey and Washington Series is identical to the Current Plans for the National, New York and Texas Series, except as discussed below. Each Plan has become effective except for the Washington and Minnesota Series which will go into effect on the first day (the "Effective Date") of the quarter subsequent to the date that such respective Series' net assets reach $100 million. As of _______, 1996, the net assets of the Washington Series totaled $____ million and the next assets of the Minnesota Series totaled $____ million. The Fund cannot estimate when the net assets of the Washington or Minnesota Series will reach the level required for effectiveness of that Series' Plan. Under each Plan (except as to certain accounts for which tracking data is not available) the Series pays dealers through Lord Abbett (1) an annual service fee (payable
                                         -
quarterly) of (a) in the case of the Connecticut and Missouri Series, 0.25% of
               -
the average daily net asset value of shares sold by dealers from commencement of the Series' public offering and (b) in the case of the Hawaii, Minnesota, New
                                 -
Jersey and Washington Series, 0.15% of the average daily net asset value of such shares sold prior to its Effective Date and 0.25% of the average daily net asset value of such shares sold on or after that date and (2) a one-time 1% sales
                                                     -
distribution fee, at the time of sale, on all shares at the $1 million level sold by dealers on or after the Series' Effective Date, including sales qualifying at such level under the rights of accumulation and statement on intention privileges.

     Under the Current Plans, holders of shares on which the 1% dis tribution fee has been paid are required to pay to the Fund a contingent deferred reimbursement charge ("CDRC") of 1% of the original cost or the then net asset value, whichever is less, of such shares if they are redeemed out of the Lord Abbett-sponsored family of funds on or before the end of the twenty-fourth month after the month in which the purchase occurred. (An exception is made for certain re demptions by tax-qualified plans under Section 401 of the Internal Revenue Code due to plan loans, hardship withdrawals, death, retirement or separation from service with respect to plan participants.) If the shares are exchanged into another Lord Abbett fund and are thereafter redeemed out of the Lord Abbett family on or before the end of such twenty-fourth month, the charge is collected for the Fund by the other fund. The Fund collects such a charge for other Lord Abbett-sponsored funds in a similar situation.

     Set forth below is a description of the principal changes to be effected under the Proposed Plans:

     (a) Distribution Fees.  The Fund's Board of Directors will be authorized
         -----------------
under the Proposed Plans, without further shareholder vote, to increase the amount of distribution fees up to 0.25% of the average annual net assets attributable to the Class A Shares of each Series (the "Distribution Fee Ceiling"). This increased spending limit is intended primarily to permit the directors to increase the amount to be spent for distribution to meet changing sales competition. The directors believe it is desirable to be able to make these changes without further shareholder approval because additional shareholder meetings would be time-consuming and costly to the Series and their shareholders. The Board of Directors will approve additional charges under this increased authority only if a majority of the Independent Directors conclude in their business judgment that there is a reasonable likelihood that the increase will benefit the affected Series and its shareholders.

     The one-time 1% distribution fee, payable at the time of certain sales as described above, is to be charged against the Distribution Fee Ceiling for each Series. During the Fund's last fiscal year, payments of the one-time 1% distribution fee under the Current Plans totaled 0.01% for the National, 0.02% for the Connecticut, 0.05% for the Hawaii, 0.01% for the Missouri, 0.01% for the New Jersey, 0.01% for the New York and 0.01% for the Texas Series of each such Series' average net assets. Subject to shareholder approval of the Proposed Plans, the Board of Directors has authorized the Series to continue paying (or, with respect to the Washington and Minnesota Series, to begin paying after the Effective Date) this one-time distribution fee with respect to sales of Class A Shares, subject to three changes: First, the payments will be made in connection
                                  -----
with sales to retirement plans with 100 or more eligible employees, in addition to sales at the $1 million level as under the Current Plans; Second, the
                                                             ------
payments will be scaled down at certain breakpoints as follows: 1% of the first $5 million, 0.55% of the next $5 million, 0.50% of the next $40 million and 0.25% over $50 million of shares sold to a retirement plan or other qualifying purchaser within a 12-month period (beginning when the first purchase is made at net asset value); and Third, the payments will be made to institutions and
                      -----
persons permitted by applicable law and/or rules to receive such payments ("Authorized Institutions"), rather than just to dealers as is the case under the Current Plans.

     If shareholders approve the Proposed Plans, the Board of Directors has authorized each Series to pay, as an additional distribution fee, a supplemental payment to dealers who have accounts comprising a significant percentage of such Series' Class A Share assets and having a lower than average redemption rate and who have a satisfactory program for the promotion of Class A Shares. Any such payments will be 0.10% per annum of the average assets of the Series represented by the Class A Share accounts of qualifying dealers. This supplemental payment is intended by the Board of Directors to enhance the Fund's relationships with those dealers most likely to have a significant impact on the growth of the Class A Shares.

     (b) Service Fees.  Service fee payments, which are to be continued under
         ------------
the Proposed Plans at an annual rate of 0.25% of the average daily net asset value of shares sold (i) with respect to the National, New York and Texas Series, on or after June 1, 1990 (0.15% of the average daily net asset value of shares sold, or attributable to shares sold, prior to such date) and (ii) with respect to each other Series, on or after the Effective Date of such Series' Proposed Plan (which Effective Dates would remain the same as under the Current Plans), could be made to all Authorized Institutions (institutions and persons permitted by applicable law and/or rules to receive such payments), rather than just to dealers as is the case under the Current Plans.

     (c) Use of Payments by Lord Abbett.  Lord Abbett would be permitted to use
         ------------------------------
payments received under the Proposed Plans to provide continuing services to shareholder accounts not serviced by Authorized Institutions and, with Board approval, to finance any activity which is primarily intended to result in the sale of Class A Shares. Any such payments to finance activities primarily intended to result in the sale of Class A Shares would be subject to the Distribution Fee Ceiling.

     (d) CDRC.  The CDRC applicable to the Class A Shares would be substantially
         ----
similar to that payable under the Current Plans, except that no CDRC would be payable in connection with redemptions by retirement plans (not just those qualified under Section 401 of the Internal Revenue Code) attributable to any benefit payment or distribution of any excess contribution thereunder (not just those described above in connection with such exception under the Current Plans). Because CDRC payments will be made directly to the Series, they will have the effect of reducing the amount of the distribution fees paid by the Series for the purpose of complying with the Distribution Fee Ceiling. As in the case of the specific distribution fees authorized by the Board of Directors of the Fund, the CDRC authorized from time to time by the board for the Class A Shares of each Series will be described in the then current prospectus of the Fund.

     If the supplemental payment to dealers, the revised one-time dis tribution fee and the other changes described above had been in effect for the Fund's last fiscal year, it is estimated that in the aggregate they would have increased the ratio of expenses to average net assets of each Series as follows: for the National Series, from 0.82% to approximately 0.85%, representing a difference of 0.03%; for the Hawaii Series, from 0.58% to approximately 0.63%, representing a difference of 0.05%; for the Missouri Series, from 0.74% to approximately 0.81%, representing a difference of 0.07%; for the New York Series, from 0.82% to approximately 0.83%, representing a difference of 0.01%; for the Texas Series, from 0.62% to approximately 0.66%, representing a difference of 0.04%; and for the Connecticut and New Jersey Series, there would have been no increase in expenses.

     (e) Lord Abbett Distributor.  The other party to the Proposed Plans is to
         -----------------------
be Lord Abbett Distributor LLC, a New York limited liability company, to be formed as a subsidiary of Lord Abbett ("Lord Abbett Distributor"), rather than Lord Abbett. Lord Abbett Distributor is to take on all the underwriting functions currently performed directly by Lord Abbett.

     In considering whether to recommend the Proposed Plans for approval, the Board considered, among other things, the factors set forth below:

     (i) Flexibility in Adapting Distribution Fees to Meet Industry-Wide
         ---------------------------------------------------------------
Changes. During the last several years, there has been significantly increased competition and pricing experimentation in the mutual fund industry. As the pace of change increases, the Board of Directors believes it will be useful to be able to respond more quickly to marketplace pressures, and change in appropriate cases the amount of the Class A 12b-1 distribution fees to be paid, without unnecessarily burdening the shareholders with the costs of additional proxy solicitations. The directors believe that the increased distribution fees described above are good examples of the desirability of this flexibility. Based on advice received from Lord Abbett, the decision by the Board to approve the payment of distribution fees in connection with sales to retirement plans with 100 or more eligible employees will enable the Class A Shares to compete more effectively in this growing and important market. The 0.10% per annum supplemental payments to dealers who meet certain criteria will permit the Fund enhance relationships with those dealers most likely to have a significant impact on the growth of the Class A Shares.

     (ii) Expanding Categories of Persons Eligible to Receive Payments. The
          ------------------------------------------------------------
Current Plans limit payments thereunder to dealers selling fund shares. Since the Current Plans were adopted, different methods of distribution, using different entities, have developed in the industry. The Board of Directors sees no reason to limit arbitrarily the categories of persons eligible to receive payments under the Proposed Plans, and believes that the availability of payments under the plans will induce such other entities to invest in Class A Shares.

    (iii) Flexibility in Distributor's Use of Payments.  Lord Abbett has
          --------------------------------------------
advised the Board of Directors of the Fund that allowing Lord Abbett Distributor to retain fees received from the Series to (i) provide continuing information and in vestment services to shareholder accounts and (ii) finance, with Board approval, any activity which is primarily intended to result in the sale of Class A Shares, will provide useful flexibility and will be in line with common practice in the industry.

     In light of the anticipated benefits to each Series and its shareholders as a result of adopting the Proposed Plans, and having reviewed a comparison of the costs to each Series of the Current Plans and the Proposed Plans, the Directors of the Fund have concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Proposed Plans will benefit each Series and its shareholders. There can, however, be no assurance that the anticipated benefits will be realized.

     Payments by each Series to dealers through Lord Abbett under the Current Plans for the fiscal year ended September 30, 1995 were $1,499,000 for the National, $252,000 for the Connecticut, $192,000 for the Hawaii, $294,562 for the Missouri, $459,000 for the New Jersey, $747,306 for the New York and $233,348 for the Texas Series. Such payments represented the following percentages of each Series' average net assets during that period: 0.23% for the National, 0.23% for the Connecticut, 0.22% for the Hawaii, 0.23% for the Missouri, 0.25% for the New Jersey, 0.22% for the New York and 0.24% for the Texas Series.

     Set forth in the tables below is a summary comparison of each Series' expenses, on a current and pro-forma basis taking into account the increased fees that could be paid under the Proposed Plans. The annual operating expenses shown in the second column are the Series' actual expenses for the fiscal year ended September 30, 1995. The expenses shown in the third column represent, on a pro-forma basis, such actual expenses adjusted to show the effect of the maximum distribution fee the Board would be authorized to approve under the Proposed Plans. The fourth column shows such pro-forma annual operating expenses based on the distribution fee rate the Board has approved subject to approval of the Proposed Plan by shareholders. The example set forth below is not a representation of past or future expenses. Actual expenses may be greater or less than those shown.


                    I                              II                III              IV
---------------------------------------------------------------------------------------------
                                                                                  Pro Forma
                                                                  Pro Forma      (reflecting
                                                                 (reflecting      estimated
                                                                   maximum       amounts that
                                               Year ended          amounts        would have
                                           September 30, 1995   payable under     been paid
                                             (reflecting the     the Proposed     under the
                                              Current Plan)         Plan)       Proposed Plan)
             NATIONAL SERIES               -------------------  --------------  --------------
---------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
(AS A PERCENTAGE OF OFFERING PRICE)
---------------------------------------------------------------------------------------------
Maximum Sales Load/1/ on Purchases              4.75%           4.75%           4.75%
Deferred Sales Load /1 /                        None/2/         None/2/         None/2/
---------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
---------------------------------------------------------------------------------------------
Management Fee                                  0.49%           0.49%           0.49%
12b-1 Fees                                      0.24%           0.50%/4 /       0.27%/5/
Other Expenses                                  0.09%           0.09%           0.09%
---------------------------------------------------------------------------------------------
Total Operating Expenses                        0.82%           1.08%/4/        0.85%/5/
---------------------------------------------------------------------------------------------

Example:  Assume an annual return of 5% and there is no change in the level of
-------
expenses described above. For every $1,000 invested, with reinvestment of all distributions, you would pay the following total expenses if you closed your account after the number of years indicated.


             1 year                        3 years                          5 years                       10 years
             ------                        -------                          -------                       --------
------------------------------------------------------------------------------------------------------------------------------
              Pro        Pro                 Pro        Pro                 Pro         Pro                  Pro         Pro
             Forma      Forma               Forma      Forma               Forma       Forma                Forma       Forma
 Current     (max.)     (est.)   Current    (max.)     (est.)   Current    (max.)      (est.)    Current    (max.)      (est.)
---------    ------     ------   -------    ------     ------   -------    ------      ------    -------    ------      ------
------------------------------------------------------------------------------------------------------------------------------
$55/6/     $58/4,6/   $56/5,6/    $72/6/  $80/4,6/   $74/5,6/    $91/6/  $105/4,6/   $93/5,6/   $101/6/  $174/4,6/   $149/5,6/
------------------------------------------------------------------------------------------------------------------------------


        I                                        II                III            IV
------------------------------------------------------------------------------------------
                                                                               Pro Forma
                                                                              (reflecting
                                                                Pro-Forma      estimated
                                                               (reflecting    amounts that
                                                                 maximum       would have
                                              Year ended         amounts        been paid
                                            September 30,     payable under     under the
                                           1995 (reflecting   the Proposed      Proposed
CONNECTICUT SERIES                        the Current Plan)       Plan)          Plan)
                                          -----------------   -------------   ------------
------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
(AS A PERCENTAGE OF OFFERING PRICE)
------------------------------------------------------------------------------------------
Maximum Sales Load/1/ on Purchases             4.75%             4.75%           4.75%
Deferred Sales Load /1/                        None/2/           None/2/         None/2/
------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
------------------------------------------------------------------------------------------
Management Fee                                 0.06%/7/          0.06%/7/        0.06%/7/
12b-1 Fees                                     0.25%             0.50%/4/        0.25%/5/
Other Expenses                                 0.10%             0.10%           0.10%
------------------------------------------------------------------------------------------
Total Operating Expenses                       0.41%/7/          0.66%/4,7/      0.41%/5,7/
------------------------------------------------------------------------------------------

Example:  Assume an annual return of 5% and there is no change in the level of
-------
expenses described above. For every $1,000 invested, with reinvestment of all distributions, you would pay the following total expenses if you closed your account after the number of years indicated.


         1 year                           3 years                            5 years                          10 years
         ------                           -------                            -------                          --------
-----------------------------------------------------------------------------------------------------------------------------------
           Pro        Pro                    Pro         Pro                    Pro         Pro                 Pro     Pro
          Forma      Forma                  Forma       Forma                  Forma       Forma               Forma   Forma
Current   (max.)     (est.)       Current   (max.)      (est.)     Current     (max.)      (est.)     Current  (max.)  (est.)
-------   ------     ------       -------   ------      ------     -------     ------      ------     -------  ------  ------
------------------------------------------------------------------------------------------------------------------------------------
$51/6,7/  $54/4,6,7/ $51/5,6,7/  $60/6,7/  $68/4,6,7/  $60/5,6,7/  $69/6,7/  $83/4,6,7/  $69/5,6,7/ $74/6,7/  $126/4,6,7/ $74/5,6,7/
------------------------------------------------------------------------------------------------------------------------------------


      I                                           II                     III                      IV
--------------------------------------------------------------------------------------------------------------------------
                                                                                                Pro Forma
                                                                       Pro-Forma               (reflecting
                                                                      (reflecting               estimated
                                                                        maximum                amounts that
                                              Year ended                amounts                 would have
                                             September 30,            payable under              been paid
                                           1995 (reflecting           the Proposed               under the
HAWAII SERIES                              the Current Plan)              Plan)                Proposed Plan)
                                           -----------------          -------------            --------------
--------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
(AS A PERCENTAGE OF OFFERING PRICE)
--------------------------------------------------------------------------------------------------------------------------
Maximum Sales Load/1/ on Purchases              4.75%                     4.75%                     4.75%
Deferred Sales Load /1/                         None/2/                   None/2/                   None/2/
--------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------------------------------------------------
Management Fee                                  0.20%/7/                  0.20%/7/                  0.20%/7/
12b-1 Fees                                      0.27%                     0.50%/4/                  0.32%/5/
Other Expenses                                  0.11%                     0.11%                     0.11%
--------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses                        0.58%/7/                  0.81%/4,7/                0.63%/5,7/
--------------------------------------------------------------------------------------------------------------------------

Example:  Assume an annual return of 5% and there is no change in the level of
-------
expenses described above. For every $1,000 invested, with reinvestment of all distributions, you would pay the following total expenses if you closed your account after the number of years indicated.


           1 year                         3 years                        5 years                         10 years
           ------                         -------                        -------                         --------
------------------------------------------------------------------------------------------------------------------------------------
            Pro        Pro                  Pro        Pro                  Pro        Pro                 Pro     Pro
           Forma      Forma                Forma      Forma                Forma      Forma               Forma   Forma
Current    (max.)     (est.)     Current   (max.)     (est.)      Current  (max.)     (est.)     Current  (max.)  (est.)
-------    ------     ------     -------   ------     ------      -------  ------     ------     -------  ------  ------
------------------------------------------------------------------------------------------------------------------------------------
$53/6,7/  $59/4,6,7/  $55/5,6,7/ $65/6,7/  $76/4,6,7/  $72/5,6,7/ $78/6,7/ $97/4,6,7/ $90/5,6,7/  $85/6,7/  $156/4,6,7/  $143/5,6,7/
------------------------------------------------------------------------------------------------------------------------------------


      I                                           II                     III                      IV
-------------------------------------------------------------------------------------------------------------------------
                                                                                                Pro Forma
                                                                       Pro-Forma               (reflecting
                                                                      (reflecting               estimated
                                                                        maximum                amounts that
                                              Year ended                amounts                 would have
                                             September 30,            payable under              been paid
                                           1995 (reflecting           the Proposed               under the
MINNESOTA SERIES                           the Current Plan)              Plan)                Proposed Plan)
                                           -----------------          -------------            --------------
-------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
(AS A PERCENTAGE OF OFFERING PRICE)
-------------------------------------------------------------------------------------------------------------------------
Maximum Sales Load/1/ on Purchases              4.75%                     4.75%                    4.75%
Deferred Sales Load /1 /                        None/2/                   None/2/                  None/2/
-------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
-------------------------------------------------------------------------------------------------------------------------
Management Fee                                  0.00%/7/                  0.00%/7/                 0.00%/7/
12b-1 Fees                                      0.00%/3/                  0.00%/3/                 0.00%/3/
Other Expenses                                  0.00%/7/                  0.00%/7/                 0.00%/7/
-------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses                        0.00%/3,7/                0.50%/3,7/               0.00%/3,7/
-------------------------------------------------------------------------------------------------------------------------

Example:  Assume an annual return of 5% and there is no change in the level of
-------
expenses described above. For every $1,000 invested, with reinvestment of all distributions, you would pay the following total expenses if you closed your account after the number of years indicated.


           1 year                             3 years                          5 years                        10 years
           ------                             -------                          -------                        --------
-----------------------------------------------------------------------------------------------------------------------------------
            Pro        Pro                     Pro        Pro                    Pro         Pro                 Pro        Pro
           Forma      Forma                   Forma      Forma                  Forma       Forma               Forma      Forma
Current    (max.)     (est.)      Current     (max.)     (est.)     Current     (max.)      (est.)   Current    (max.)     (est.)
-------    ------     ------      -------     ------     ------     -------     ------      ------   -------    ------     ------
------------------------------------------------------------------------------------------------------------------------------------
$48/3,6,7/ $48/3,6,7/ $48/3,6,7/ $48/3,6,7/  $48/3,6,7/ $48/3,6,7/ $48/3,6,7/ $48/3,6,7/ $48/3,6,7/ $48/3,6,7/ $48/3,6,7/ $48/3,6,7/
------------------------------------------------------------------------------------------------------------------------------------


      I                                           II                     III                      IV
-------------------------------------------------------------------------------------------------------------------------
                                                                                                Pro Forma
                                                                       Pro-Forma               (reflecting
                                                                      (reflecting               estimated
                                                                        maximum                amounts that
                                              Year ended                amounts                 would have
                                             September 30,            payable under              been paid
                                           1995 (reflecting           the Proposed               under the
MISSOURI SERIES                            the Current Plan)              Plan)                Proposed Plan)
                                           -----------------          -------------            --------------
-------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
(AS A PERCENTAGE OF OFFERING PRICE)
-------------------------------------------------------------------------------------------------------------------------
Maximum Sales Load/1/ on Purchases              4.75%                     4.75%                    4.75%
Deferred Sales Load /1/                         None/2/                   None/2/                  None/2/
-------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
-------------------------------------------------------------------------------------------------------------------------
Management Fee                                  0.35%/7/                  0.35%/7/                 0.35%/7/
12b-1 Fees                                      0.24%                     0.50%/4/                 0.31%/5/
Other Expenses                                  0.15%                     0.15%                    0.15%
-------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses                        0.74%/7/                  1.00%/4,7/               0.81%/5,7/
-------------------------------------------------------------------------------------------------------------------------

Example:  Assume an annual return of 5% and there is no change in the level of
-------
expenses described above. For every $1,000 invested, with reinvestment of all distributions, you would pay the following total expenses if you closed your account after the number of years indicated.


          1 year                          3 years                          5 years                       10 years
          ------                          -------                          -------                       --------
-----------------------------------------------------------------------------------------------------------------------------------
           Pro        Pro                   Pro        Pro                  Pro         Pro                 Pro        Pro
          Forma      Forma                 Forma      Forma                Forma       Forma               Forma      Forma
Current   (max.)     (est.)      Current   (max.)     (est.)      Current  (max.)      (est.)    Current   (max.)     (est.)
-------   ------     ------      -------   ------     ------      -------  ------      ------    -------   ------     ------
-----------------------------------------------------------------------------------------------------------------------------------
$53/6,7/ $57/4,6,7/ $57/5,6,7/   $70/6,7/  $78/4,6,7/ $77/5,6,7/  $87/6,7/ $100/4,6,7/ $98/5,6,7/ $96/6,7/ $164/4,6,7/ $160/5,6,7/
-----------------------------------------------------------------------------------------------------------------------------------


      I                                           II                     III                      IV
-------------------------------------------------------------------------------------------------------------------------
                                                                                                Pro Forma
                                                                       Pro-Forma               (reflecting
                                                                      (reflecting               estimated
                                                                        maximum                amounts that
                                              Year ended                amounts                 would have
                                             September 30,            payable under              been paid
                                           1995 (reflecting           the Proposed               under the
NEW JERSEY SERIES                          the Current Plan)              Plan)                Proposed Plan)
                                           -----------------          -------------            --------------
-------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
(AS A PERCENTAGE OF OFFERING PRICE)
-------------------------------------------------------------------------------------------------------------------------
Maximum Sales Load/1/ on Purchases              4.75%                     4.75%                    4.75%
Deferred Sales Load /1/                         None/2/                   None/2/                  None/2/
-------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
-------------------------------------------------------------------------------------------------------------------------
Management Fee                                  0.35%/7/                  0.35%/7/                 0.35%/7/
12b-1 Fees                                      0.26%                     0.50%/4/                 0.26%/5/
Other Expenses                                  0.11%                     0.11%                    0.11%
-------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses                        0.72%/7/                  0.96%/4,7/               0.72%/5,7/
-------------------------------------------------------------------------------------------------------------------------

Example:  Assume an annual return of 5% and there is no change in the level of
-------
expenses described above. For every $1,000 invested, with reinvestment of all distributions, you would pay the following total expenses if you closed your account after the number of years indicated.


          1 year                          3 years                          5 years                       10 years
          ------                          -------                          -------                       --------
------------------------------------------------------------------------------------------------------------------------------------
            Pro       Pro                   Pro        Pro                    Pro         Pro                    Pro        Pro
           Forma     Forma                 Forma      Forma                  Forma       Forma                  Forma      Forma
Current    (max.)    (est.)      Current   (max.)     (est.)      Current    (max.)      (est.)      Current    (max.)     (est.)
-------    ------    ------      -------   ------     ------      -------    ------      ------      -------    ------     ------
------------------------------------------------------------------------------------------------------------------------------------
$55/6,7/  $57/4,6,7/ $55/5,6,7/  $69/6,7/  $77/4,6,7/  $69/5,6,7/  $86/6,7/  $98/4,6,7/  $86/5,6,7/  $94/6,7/  $160/4,6,7/$94/5,6,7/
------------------------------------------------------------------------------------------------------------------------------------


      I                                           II                     III                      IV
-------------------------------------------------------------------------------------------------------------------------
                                                                                                Pro Forma
                                                                       Pro-Forma               (reflecting
                                                                      (reflecting               estimated
                                                                        maximum                amounts that
                                              Year ended                amounts                 would have
                                             September 30,            payable under              been paid
                                           1995 (reflecting           the Proposed               under the
NEW YORK SERIES                            the Current Plan)              Plan)                Proposed Plan)
                                           -----------------          -------------            --------------
-------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
(AS A PERCENTAGE OF OFFERING PRICE)
-------------------------------------------------------------------------------------------------------------------------
Maximum Sales Load/1/ on Purchases              4.75%                     4.75%                    4.75%
Deferred Sales Load /1/                         None/2/                   None/2/                  None/2/
-------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
-------------------------------------------------------------------------------------------------------------------------
Management Fee                                  0.50%                     0.50%                    0.50%
12b-1 Fees                                      0.23%                     0.50%/4/                 0.24%/5/
Other Expenses                                  0.09%                     0.09%                    0.09%
-------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses                        0.82%                     1.09%/4/                 0.83%/5/
-------------------------------------------------------------------------------------------------------------------------

Example:  Assume an annual return of 5% and there is no change in the level of
-------
expenses described above. For every $1,000 invested, with reinvestment of all distributions, you would pay the following total expenses if you closed your account after the number of years indicated.


          1 year                          3 years                          5 years                       10 years
          ------                          -------                          -------                       --------
-----------------------------------------------------------------------------------------------------------------------------------
            Pro       Pro                  Pro        Pro                    Pro         Pro                    Pro        Pro
           Forma     Forma                Forma      Forma                  Forma       Forma                  Forma      Forma
Current    (max.)    (est.)     Current   (max.)     (est.)      Current    (max.)      (est.)      Current    (max.)     (est.)
-------    ------    ------     -------   ------     ------      -------    ------      ------      -------    ------     ------
-----------------------------------------------------------------------------------------------------------------------------------
$55/6/     $58/4,6/   $56/5,6/   $72/6/   $80/4,6/   $73/5,6/    $91/6/     $105/4,6/   $97/5,6/    $101/6/   $174/4,6/   $145/5,6/
-----------------------------------------------------------------------------------------------------------------------------------


      I                                          II                      III                      IV
-------------------------------------------------------------------------------------------------------------------------
                                                                                                Pro Forma
                                                                       Pro-Forma               (reflecting
                                                                      (reflecting               estimated
                                                                        maximum                amounts that
                                              Year ended                amounts                 would have
                                             September 30,            payable under              been paid
                                           1995 (reflecting           the Proposed               under the
TEXAS SERIES                               the Current Plan)              Plan)                Proposed Plan)
                                           -----------------          -------------            --------------
-------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
(AS A PERCENTAGE OF OFFERING PRICE)
-------------------------------------------------------------------------------------------------------------------------
Maximum Sales Load/1/ on Purchases              4.75%                     4.75%                    4.75%
Deferred Sales Load /1 /                        None/2/                   None/2/                  None/2/
-------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
-------------------------------------------------------------------------------------------------------------------------
Management Fee                                  0.25%/7/                  0.25%/7/                 0.25%/7/
12b-1 Fees                                      0.25%                     0.50%/4/                 0.29%/5/
Other Expenses                                  0.12%                     0.12%                    0.12%
-------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses                        0.62%/7/                  0.87%/4,7/               0.66%/5,7/
------------------------------------------------------------------------------------------------------------------------------

Example:  Assume an annual return of 5% and there is no change in the level of
-------
expenses described above. For every $1,000 invested, with reinvestment of all distributions, you would pay the following total expenses if you closed your account after the number of years indicated.


          1 year                          3 years                          5 years                       10 years
          ------                          -------                          -------                       --------
-----------------------------------------------------------------------------------------------------------------------------------
           Pro         Pro                   Pro         Pro                   Pro        Pro                    Pro        Pro
          Forma       Forma                 Forma       Forma                 Forma      Forma                  Forma      Forma
Current   (max.)      (est.)     Current    (max.)      (est.)     Current    (max.)     (est.)      Current    (max.)     (est.)
-------   ------      ------     -------    ------      ------     -------    ------     ------      -------    ------     ------
------------------------------------------------------------------------------------------------------------------------------------
$54/6,7/  $56/4,6,7/  $54/5,6,7/  $66/6,7/  $74/4,6,7/  $68/5,6,7/ $80/6,7/  $93/4,6,7/  $83/5,6,7/ $88/6,7/ $150/4,6,7/ $126/5,6,7/
------------------------------------------------------------------------------------------------------------------------------------


      I                                            II                    III                      IV
-------------------------------------------------------------------------------------------------------------------------
                                                                                                Pro Forma
                                                                       Pro-Forma               (reflecting
                                                                      (reflecting               estimated
                                                                        maximum                amounts that
                                              Year ended                amounts                 would have
                                             September 30,            payable under              been paid
                                           1995 (reflecting           the Proposed               under the
WASHINGTON SERIES                          the Current Plan)              Plan)                Proposed Plan)
                                           -----------------          -------------            --------------
-------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
(AS A PERCENTAGE OF OFFERING PRICE)
-------------------------------------------------------------------------------------------------------------------------
Maximum Sales Load/1/ on Purchases              4.75%                     4.75%                    4.75%
Deferred Sales Load /1/                         None/2/                   None/2/                  None/2/
-------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
-------------------------------------------------------------------------------------------------------------------------
Management Fee                                  0.35%/7/                  0.35%/7/                 0.35%/7/
12b-1 Fees                                      0.00%/3/                  0.00%/3/                 0.00%/3/
Other Expenses                                  0.18%                     0.18%                    0.18%
-------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses                        0.53%/3,7/                0.53%/3,7/               0.53%/3,7/
-------------------------------------------------------------------------------------------------------------------------

Example:  Assume an annual return of 5% and there is no change in the level of
-------
expenses described above. For every $1,000 invested, with reinvestment of all distributions, you would pay the following total expenses if you closed your account after the number of years indicated.


          1 year                          3 years                          5 years                       10 years
          ------                          -------                          -------                       --------
-----------------------------------------------------------------------------------------------------------------------------------
           Pro         Pro                   Pro         Pro                   Pro        Pro                    Pro        Pro
          Forma       Forma                 Forma       Forma                 Forma      Forma                  Forma      Forma
Current   (max.)      (est.)     Current    (max.)      (est.)     Current    (max.)     (est.)      Current    (max.)     (est.)
-------   ------      ------     -------    ------      ------     -------    ------     ------      -------    ------     ------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
$53/3,6,7/ $53/3,6,7/ $53/3,6,7/ $64/3,6,7/ $64/3,6,7/ $64/3,6,7/ $76/3,6,7/ $76/3,6,7/  $76/3,6,7/ $82/3,6,7/ $82/3,6,7/ $82/3,6,7/
------------------------------------------------------------------------------------------------------------------------------------

1. Sales "load" is referred to as sales "charge" and "deferred sales load" is referred to as "contingent deferred reimbursement charge" or "CDRC" throughout this Proxy Statement.

2. Under both the Current Plans and the Proposed Plans, redemptions of shares on which each Series' Rule 12b-1 sales distribution fee has been paid are subject to a CDRC of 1% of the original cost or the then net asset value, whichever is less, of all shares so purchased which are redeemed out of the Lord Abbett-sponsored family of funds on or before the end of the twenty-fourth month after the month in which the purchase occurred, subject to certain exceptions described herein.

3. This figure omits Rule 12b-1 fees because this Series cannot predict when its Rule 12b-1 Plan will become effective. The Current Plan for this Series will go into effect on the first day of the calendar quarter subsequent to such Series' net assets reaching $100 million. If the Proposed Plans go into effect, each Series could pay a maximum annual distribution fee of 0.25% of net assets and a maximum annual service fee of 0.25% of net assets thereunder.

4. Reflects the maximum annual 12b-1 fee of 0.50% that could be paid under the proposed plan in any year, consisting of a distribution fee of 0.25% and a service fee of 0.25%.

5. Reflects the estimated level of distribution fees that would have been paid under the Proposed Plan had it been in effect for the Fund's last fiscal year.

6. Based on total current and pro-forma operating expenses shown in the table above.

7. Although not obligated to, Lord, Abbett & Co. may waive its management fee and subsidize the operating expenses with respect to each Series. For the fiscal year ended September 30, 1995, Lord Abbett waived portions of its management fee for these Series and subsidized certain operating expenses for the Minnesota Series. Absent such waiver and/or subsidy, the management fee would have been 0.50% for each of the Connecticut, Hawaii, Minnesota, Missouri, New Jersey, Texas and Washington Series and the total operating expenses of the Minnesota Series would have been 0.81% (annualized).

     If the shareholders approve the Proposed Plans, the Proposed Plans shall, unless terminated as described below, become effective July 12, 1996 and continue in effect until July 12, 1997 and from year to year thereafter only so long as such continuance is specifically approved, at least annually, by the Fund's Board of Directors and its Independent Directors by a vote cast in person at a meeting called for the purpose of voting on such continuance. Each Proposed Plan may be terminated at any time by a vote of a majority of the Independent Directors or by a shareholder vote in compliance with Rule 12b-1 under the Act. The Plan may not be amended to increase materially the amount to be spent for distribution above the maximum amounts set forth in the Proposed Plans without a shareholder vote in compliance with Rule 12b-1 under the Act. All material amendments must be approved by a majority of the Independent Directors.

     Each Proposed Plan provides that while it is in effect, the selection and nomination of Independent Directors is committed to the discretion of the Independent Directors then sitting on the Board. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Directors.

     Pursuant to Rule 12b-1 under the Act, approval of the Proposed Plan with respect to any Series requires the affirmative vote of a "majority" (as defined in the Act) of the voting securities of such Series. A "majority" vote for a Series is defined in the Act as the vote of the holders of the lesser of: (i)
                                                                            -
67% or more of the voting securities of such Series present or represented by proxy at the shareholders meeting, if the holders of more than 50% of the outstanding voting securities of such Series are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of such
           --
Series. If a shareholder abstains from voting on this matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to this matter, but shall not be deemed to have been voted in favor of this matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on this matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote with respect to this matter.

     If the Proposed Plan is not approved for one or more Series, the Current Plan for each such Series will continue in effect according to its terms.

     The Board of Directors recommends that shareholders of each Series vote in favor of adoption of the Proposed Plan for such Series.


6. AMENDMENT OF THE ARTICLES OF INCORPORATION TO AUTHORIZE CLASSES OF EACH SERIES OF SHARES AND TO CONFIRM THAT THE FUND MAY IMPOSE CONTINGENT DEFERRED SALES CHARGES IN CONNECTION WITH REDEMPTIONS

     On March 14, 1996, the Fund's Board of Directors unanimously voted to approve an amendment to the Articles of Incorporation of the Fund to give the Fund's Board of Directors the power to classify the Fund's shares into classes within series, and voted to submit such amendment to the Fund's shareholders for approval. The full text of the amendment is attached hereto as Exhibit C.

     The Fund's Articles of Incorporation presently designate nine classes (referred to herein as "Series") of shares of capital stock and do not authorize the Board of Directors to create classes within Series. The Board of Directors believes that the Fund's best interests will be served if the Board of Directors is able to create classes of shares within a Series, with each share of a Series, regardless of class, sharing pro rata (based on net asset value) in the portfolio and income of the Series and in the Series' expenses, except for differences in expenses resulting from different Rule 12b-1 plans for the various classes and possibly other class-specific expenses. It is expected that implementation of such a multi-class fund structure will (i) enable investors in
                                                          -
a Series to choose the distribution option that best suits their individual situations, (ii) facilitate distribution of the Fund's shares, and (iii)
             --                                                     ---
maintain the competitive position of the Fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.

     The Board of Directors has approved with respect to the National and New York Series, subject to shareholder approval, two classes of shares which are to share in each such Series' portfolio but are to have different distribution arrange ments. For all Series, the existing class of shares, to be designated the "Class A Shares," will continue to be offered as described in the Fund's current prospectus, except that the Board of Directors is recommending that shareholders approve a new Distribution Plan and Agreement pursuant to Rule 12b-1 under the Act that, if approved, will be applicable to the Class A Shares for each Series. See Item 5 above.

     The second class of shares of the National and New York Series, to be designated the "Class C Shares," will be offered at net asset value without an initial sales charge, but if redeemed for cash before the first anniversary of purchase, will be subject to a CDRC, or contingent deferred reimbursement charge, equal to 1% of the lower of their cost or then net asset value. The Class C Shares are to be subject to a Rule 12b-1 plan that involves annual distribution and service fee payments for the account of such class equal to 1% of the average net asset value of the Class C shares. None of these charges will be allocated to the Class A Shares of the National or New York Series.

     It is expected that Class C Shares of the National and New York Series will also be issued to shareholders of the Lord Abbett National Tax-Free Income Trust (the "National Acquired Series"), and Lord Abbett New York Tax-Free Income Trust (the "New York Acquired Series"), each a series of Lord Abbett Securities Trust (the "Trust"), in connection with acquisitions by the National and New York Series of the assets of the National Acquired Series and the New York Acquired Series, respectively. These transactions, which are subject to certain conditions, have been approved by the Board of Directors of the Fund, including a majority of the Independent Directors, as in the best interests of the shareholders of each of the National and New York Series and of the Fund. Shareholders of the National and New York Series are not required to approve the proposed transactions. As of December 31, 1995, the net assets of the National Acquired Series and the National Series were approximately $44,110,905 and $668,028,274, respectively, and the net assets of the New York Acquired Series and the New York Series were approximately $9,148,464 and $335,094,483, respectively.

     If the proposed amendment to the Fund's Articles of Incorporation is approved, the Board of Directors will be authorized to create and issue one or more additional classes of shares within the existing Series and to create additional series. Lord Abbett has advised the Board of Directors of the Fund that, with respect to the National and New York Series, it intends to propose to the board in the near future that the board authorize such Series to issue a third class of shares, to be designated the "Class B Shares" of such Series. If authorized, the Class B Shares are expected to be sold without an initial sales charge and otherwise to be similar to the Class C Shares except that (i) they
                                                                      -
will be subject to a contingent deferred sales charge ("CDSC") that is payable to the distributor of such shares, rather than subject to a contingent deferred reimbursement charge payable to the Fund as is the case with the Class C Shares,
(ii) the B Share CDSC will be substantially larger than the 1% CDRC charged on
 --
early redemptions of Class C Shares, (iii) the B Share CDSC will apply over a
                                      ---
period of time substantially longer than the 12 months applicable to the C Share CDRC, and will scale down to zero over that longer period, and (iv) the Class B
                                                                --
Shares will convert automatically into Class A Shares of the National Series at net asset value after a period of time.

     The Board of Directors has created an additional series of the Fund, the California Series, for the purpose of acquiring two other Lord Abbett-sponsored funds. The California Series will issue Class A shares and Class C Shares, and Lord Abbett has advised that it intends to propose that the California Series also issue Class B Shares. The Board of Directors has determined that these transactions are in the best interests of the shareholders of the Fund.

     Shares of all classes will vote together on all matters affecting the Fund, except for matters, such as approval of a Rule 12b-1 plan or a related service plan, affecting only a particular class or classes. All shares voting on a matter will have identical voting rights. All issued shares will be fully paid and non-assessable, and shareholders will have no pre-emptive or other right to subscribe to any additional shares. All shares within a series will have the same rights and be subject to the same limitations set forth in the Articles of Incorporation with respect to dividends, redemptions and liquidation except for differences resulting from class-specific Rule 12b-1 plans and related service plans and certain other class-specific expenses.

     The proposed amendment to the Fund's Articles of Incorporation will also make clear that the Fund may impose a CDSC and other charges (which charges may vary within and among the classes) payable upon redemption as may be estab lished from time to time by the Board of Directors of the Fund. The Fund's Articles of Incorporation currently provide that the Fund may deduct a redemption charge not exceeding 1% of the net asset value of the shares being redeemed. The proposed amendment is deemed advisable in order to avoid any question as to whether the proposed B Share CDSC referred to above, which in some instances may exceed 1%, may be imposed in connection with the proposed issuance of the Class B Shares. The Board of Directors has no intention of increasing the CDRC currently payable or proposed to be payable on certain early redemptions of your Fund shares. See Item 5 above.

     Approval of the proposed amendment to the Articles of Incorporation requires an affirmative vote of more than 50% of the outstanding shares of the Fund. If a shareholder abstains from voting on this matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to this matter, but shall not be deemed to have been voted in favor of this matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on this matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote with respect to this matter.

     The Board of Directors recommends that shareholders vote in favor of this proposed amendment to the Articles of Incorporation.


 7.  OTHER INFORMATION

     Management is not aware of any matters to come before the meeting other than those set forth in the notice. If any such other matters do come before the meeting, the individuals named as proxies will vote, act, and consent with respect thereto in accordance with their best judgment.

     a.   Timeliness of Shareholder Proposals.
          -----------------------------------

     Any shareholder proposals to be presented for action at the Fund's next shareholder meeting pursuant to the provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received at the Fund's principal execu tive offices within a reasonable time in advance of the date solicitation is made for such meeting. The Fund does not intend to hold another annual or special meeting of shareholders unless required to do so by the Act.

  b. Investment Adviser and Underwriter.
     ----------------------------------

     Lord, Abbett & Co., 767 Fifth Avenue, New York, New York, 10153, acts as investment adviser and principal underwriter with respect to the Fund.

  c. Annual Report Available Upon Request.
     ------------------------------------

     The Fund will furnish, without charge, a copy of the Fund's most recent annual report and the most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. A shareholder may obtain such reports(s) by writing to the Fund or by calling 800-___-____.

 d.  Portfolio Transactions.
     ----------------------

     Purchases and sales of portfolio securities usually will be principal transactions and normally such securities will be purchased directly from the issuer or from an underwriter or purchased from or sold to a market maker for the securities. Therefore, the Fund usually will pay no brokerage commissions on such transactions. Purchases from underwriters of portfolio securities will include a commission or concession paid by the issuer to the underwriter and purchases from or sales to dealers serving as market makers will include a dealer's markup or markdown. Principal transactions, including riskless principal transactions, are not afforded the protection of the safe harbor in
Section 28(e) of the Securities Exchange Act of 1934.

     The Fund's policy is to obtain best execution on all portfolio trans actions, which means that the Fund seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the trans action including dealer markups and markdowns and any brokerage commissions. This policy governs the selection of dealers and brokers and the market in which the transaction is executed. To the extent permitted by law, the Fund may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

     The Fund selects broker-dealers on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the Fund and also are employees of Lord Abbett. These traders do the trading as well for other accounts --investment companies (of which they are also officers) and other investment clients --managed by Lord Abbett. They are responsible for the negotiation of prices and any commissions.

     The Fund may pay a brokerage commission on the purchase or sale of a security that could be purchased from or sold to a market maker if the Fund's net cost of the purchase or the net proceeds to the Fund of the sale are at least as favorable as the Fund could obtain on a direct purchase or sale. Brokers who receive such commissions may also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to the Fund and the other accounts they manage. Research includes trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases and may include the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will neces-sarily be used by Lord Abbett in connection with their management of the Fund; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by Lord Abbett in con nection with their advisory services to such other accounts. The Fund has been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it purchased such equipment and software packages directly from the suppliers and attempted to generate such additional information through its own staff. No commitments are made regarding the allocation of brokerage business to or among brokers and trades are executed only when they are dictated by investment decisions of the Fund to purchase or sell portfolio securities.

     If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold the Fund's shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

     If other clients of Lord Abbett buy or sell the same security at the same time as the Fund, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and com mission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with the Fund in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as the Fund does, they may have their transactions executed at times different from the Fund's transactions and thus may not receive the same price or incur the same commission cost as the Fund does.

     The Fund will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for the Fund's benefit or otherwise) from broker-dealers as consideration for the direction to them of portfolio business.

     For the fiscal years ended September 30, 1995, 1994 and 1993, the Fund paid no commissions to independent broker-dealers.

                          LORD ABBETT TAX-FREE INCOME
                              FUND, INC.


                          By:_______________________
                              Kenneth B. Cutler
                              Vice President and Secretary

                                                                       EXHIBIT A

                       COMPARISON OF CURRENT AND PROPOSED
                      INVESTMENT POLICIES AND RESTRICTIONS


    CURRENT POLICY/RESTRICTION                         PROPOSED POLICY/RESTRICTION
    --------------------------                         ---------------------------
----------------------------------------------------------------------------------------------
SHORT SALES/MARGIN.

FUNDAMENTAL                                        FUNDAMENTAL
Each Series may not sell short or buy on           Each Series may purchase securities
 margin (good faith deposits made in               on margin to the extent permitted by
 connection with entering into options and         applicable law.
 financial futures transactions are not
 deemed to be margin), although it may             NON-FUNDAMENTAL
 obtain short-term credit necessary for the        Each Series may not make short sales
 clearance of purchases of securities.             of securities or maintain a short
                                                   position except to the extent permitted
                                                   by applicable law.

----------------------------------------------------------------------------------------------
BORROWING.

FUNDAMENTAL                                        FUNDAMENTAL
Each Series may not borrow money except            Each Series may not borrow money,
 as a temporary measure for extraordinary          except that (i) each Series may
 or emergency purposes and then not in             borrow from banks (as defined in the
 excess of 5% of its gross assets (at cost or      Act) in amounts up to 33 1/3% of its
 market value, whichever is lower) at the          total assets (including the amount
 time of borrowing.                                borrowed), (ii) each Series may bor-
                                                   row up to an additional 5% of its total
                                                   assets for temporary purposes, and
                                                   (iii) each Series may obtain such
                                                   short-term credit as may be necessary
                                                   for the clearance of purchases and
                                                   sales of portfolio securities.

                                                   NON-FUNDAMENTAL
                                                   Each Series may not borrow in excess
                                                   of 5% of its gross assets taken at cost
                                                   or market value, whichever is lower
                                                   at the time of borrowing, and then
                                                   only as a temporary measure for
                                                   extraordinary or emergency purposes.
----------------------------------------------------------------------------------------------


    CURRENT POLICY/RESTRICTION                         PROPOSED POLICY/RESTRICTION
    --------------------------                         ---------------------------
----------------------------------------------------------------------------------------------
UNDERWRITING.

FUNDAMENTAL                                        FUNDAMENTAL
Each Series may not act as underwriter of          Each Series may not engage in the
 securities issued by others, except to the        underwriting of securities, except
 extent that in connection with the                pursuant to a merger or acquisition or
 disposition of its portfolio securities it may    to the extent that, in connection with
 be deemed to be an underwriter under              the disposition of its portfolio
 federal securities laws.  Notwithstanding         securities, it may be deemed to be an
 the foregoing, in the future, upon                underwriter under federal securities
 shareholder approval, each of the Series          laws.
 may seek to achieve its investment
 objective by investing all of its assets in
 another investment company (or series or
 class thereof) having the same investment
 objective.  Shareholders will be notified
 thirty days in advance of such conversion.
----------------------------------------------------------------------------------------------
LENDING.

FUNDAMENTAL                                        FUNDAMENTAL
Each Series may not make loans, except             Each Series may not make loans to
 for the purchase of debt securities in which      other persons, except that the
 it may invest consistent with its investment      acquisition of bonds, debentures or
 objective and policies.                           other corporate debt securities and
                                                   investment in government obligations,
                                                   commercial paper, pass-through
                                                   instruments, certificates of deposit,
                                                   bankers acceptances, repurchase
                                                   agreements or any similar instruments
                                                   shall not be subject to this limitation,
                                                   and except further that each Series
                                                   may lend its portfolio securities,
                                                   provided that the lending of portfolio
                                                   securities may be made only in
                                                   accordance with applicable law.
----------------------------------------------------------------------------------------------


    CURRENT POLICY/RESTRICTION                         PROPOSED POLICY/RESTRICTION
    --------------------------                         ---------------------------
----------------------------------------------------------------------------------------------
REAL ESTATE/COMMODITIES.

FUNDAMENTAL                                        FUNDAMENTAL
Each Series may not buy or sell real               Each Series may not buy or sell real
 estate, including real estate mortgages in        estate (except that each Series may in-
 the ordinary course of its business, except       vest in securities directly or indirectly
 that it may invest in marketable securities       secured by real estate or interests
 secured by real estate or interests therein.      therein or issued by companies which
 Each Series may not buy or sell oil, gas,         invest in real estate or interests
 or other mineral leases, commodities or           therein), commodity or commodity
 commodity contracts (for this purpose             contracts (except to the extent each
 options and financial futures contracts are       Series may do so in accordance with
 not deemed to be commodities or                   applicable law and without registering
 commodity contracts).                             as a commodity pool operator under
                                                   the Commodity Exchange Act as, for
                                                   example, with futures contracts).

                                                   NON-FUNDAMENTAL
                                                   Each Series may not invest in real
                                                   estate limited partnership interests or
                                                   interests in oil, gas or other mineral
                                                   leases, or exploration or other
                                                   development programs, except that
                                                   each Series may invest in securities
                                                   issued by companies that engage in
                                                   oil, gas or other mineral exploration
                                                   or development activities.
----------------------------------------------------------------------------------------------


    CURRENT POLICY/RESTRICTION                         PROPOSED POLICY/RESTRICTION
    --------------------------                         ---------------------------
----------------------------------------------------------------------------------------------
DIVERSIFICATION.

FUNDAMENTAL                                        FUNDAMENTAL
The National Series may not buy securities         With respect to 75% of its gross
 if the purchase would cause the Series to         assets, the National Series may not
 have more than 5% of its gross assets, at         buy securities of one issuer
 market value at the time of purchase,             representing more than (i) 5% of such
 invested in the securities of any one issuer,     Series' gross assets, except securities
 except securities issued or guaranteed by         issued or guaranteed by the U.S.
 the U.S. Government, its agencies or              Government, its agencies or
 instrumentalities.  Each Series may not           instrumentalities, or (ii) 10% of the
 buy voting securities if the purchase would       voting securities of such issuer.

 then cause it to own more than 10% of the         NON-FUNDAMENTAL
 voting securities of any issuer).                 With respect to each Series other than
 Notwithstanding the foregoing, in the             the National Series, there is no
 future, upon shareholder approval, each of        fundamental policy or restriction (but
 the Series may seek to achieve its                the Series will be required to meet the
 investment objective by investing all of its      diversification rules under Subchapter
 assets in another investment company (or          M of the Internal Revenue Code).
 series or class thereof) having the same
 investment objective.  Shareholders will be
 notified thirty days in advance of such
 conversion.


----------------------------------------------------------------------------------------------
INVESTMENT IN A SINGLE
 INDUSTRY.

FUNDAMENTAL                                        FUNDAMENTAL
Each Series may not invest more than 25%           Each Series may not invest more than
 of its gross assets taken at market value in      25% of its assets, taken at market
 any one industry (except that each Series         value, in the securities of issuers in
 may invest more than 25% of such gross            any particular industry (excluding tax-
 assets in tax-exempt securities).  Notwith-       exempt securities, such as tax-exempt
 standing the foregoing, in the future, upon       securities financing facilities in the
 shareholder approval, each of the Series          same industry or issued by
 may seek to achieve its investment objec-         nongovernmental users and securities
 tive by investing all of its assets in another    of the U.S. Government, its agencies
 investment company (or series or class            and instrumentalities).
 thereof) having the same investment
 objective.  Shareholders will be notified
 thirty days in advance of such conversion.

----------------------------------------------------------------------------------------------


    CURRENT POLICY/RESTRICTION                         PROPOSED POLICY/RESTRICTION
    --------------------------                         ---------------------------
----------------------------------------------------------------------------------------------

 RESTRICTED/ILLIQUID
 SECURITIES.

FUNDAMENTAL
Each Series may not invest knowingly               NON-FUNDAMENTAL
 more than 10% of its net assets in illiquid       Each Series may not invest,
 securities (securities qualifying for resale      knowingly, more than 15% of its net
 under Rule 144A that are determined by            assets (at the time of investment) in
 the Board of Directors, or by Lord Abbett         illiquid securities, except for
 under the Board's delegation, to be liquid        securities qualifying for resale under
 are considered liquid securities).                Rule 144A of the Securities Act of
                                                   1933, deemed to be liquid by the
                                                   Board of Directors.
----------------------------------------------------------------------------------------------
MORTGAGING AND PLEDGING OF
 ASSETS.

FUNDAMENTAL                                        FUNDAMENTAL
Each Series may not  pledge, mortgage or           Each Series may not pledge its assets
 hypothecate its assets except to secure           (other than to secure borrowings, or
 permitted borrowings (neither a deposit           to the extent permitted by each Series'
 required to enter into or to maintain             investment policies, in connection
 municipal bond index futures contracts nor        with hedging transactions, short sales,
 an allocation or segregation of portfolio         when-issued and forward commitment
 assets to collateralize a position in such        transactions and similar investment
 options or futures contracts is deemed to         strategies).
 be a pledge, mortgage or hypothecation).

----------------------------------------------------------------------------------------------
INVESTMENTS IN SECURITIES OF
 OTHER INVESTMENT COMPANIES.

FUNDAMENTAL                                        NON-FUNDAMENTAL
Each Series may not buy securities issued          Each Series may not invest in the
 by any other open-end investment                  securities of other investment
 company except pursuant to a merger,              companies, except as permitted by
 acquisition or consolidation.                     applicable law.
 Notwithstanding the foregoing, in the
 future, upon shareholder approval, each of
 the Series may seek to achieve its
 investment objective by investing all of its
 assets in another investment company (or
 series or class thereof) having the same
 investment objective.  Shareholders will be
 notified thirty days in advance of such
 conversion.

----------------------------------------------------------------------------------------------


    CURRENT POLICY/RESTRICTION                         PROPOSED POLICY/RESTRICTION
    --------------------------                         ---------------------------
----------------------------------------------------------------------------------------------
OPTIONS.

FUNDAMENTAL                                        NON-FUNDAMENTAL
Each Series may not buy or sell put, call,         Each Series may not write, purchase
 straddle or spread options, although it may       or sell puts, calls, straddles, spreads
 buy, hold or sell options and financial           or combinations thereof, except to the
 futures.                                          extent permitted in the Fund's
                                                   prospectus and statement of additional
NON-FUNDAMENTAL                                    information, as they may be amended
Each Series may not buy or sell puts or            from time to time.
 calls except that each Series may write
 covered calls.

----------------------------------------------------------------------------------------------
INVESTMENTS IN SECURITIES OF
 ISSUERS IN OPERATION FOR LESS
 THAN THREE YEARS.

No Policy/Restriction stated.                      NON-FUNDAMENTAL
                                                   Each Series may not invest in
                                                   securities of issuers which, with their
                                                   predecessors, have a record of less
                                                   than three years continuous
                                                   operations, if more than 5% of such
                                                   Series' total assets would be invested
                                                   in such securities (this restriction shall
                                                   not apply to mortgage-backed
                                                   securities, asset-backed securities or
                                                   obligations issued or guaranteed by
                                                   the U.S. Government, its agencies or
                                                   instrumentalities).
----------------------------------------------------------------------------------------------
OWNERSHIP OF PORTFOLIO SE-
 CURITIES BY OFFICERS AND
 DIRECTORS

FUNDAMENTAL                                        NON-FUNDAMENTAL
Each Series may not own securities of an           Each Series may not hold securities of
 issuer if, to the knowledge of the Fund,          any issuer if more than  1/2 of 1% of
 Fund officers and directors or partners of        the securities of such issuer are
 the Fund's investment adviser, who                owned beneficially by one or more
 beneficially own more than  1/2 of 1% of          officers or directors of the Fund or by
 the securities of that issuer, together own       one or more partners or members of
 more than 5% of such securities.                  the underwriter or investment advisor
                                                   if these owners in the aggregate own
                                                   beneficially more than 5% of the
                                                   securities of such issuer.
----------------------------------------------------------------------------------------------


    CURRENT POLICY/RESTRICTION                         PROPOSED POLICY/RESTRICTION
    --------------------------                         ---------------------------
----------------------------------------------------------------------------------------------

 TRANSACTIONS WITH CERTAIN
 PERSONS.

FUNDAMENTAL
Each Series may not buy securities from            NON-FUNDAMENTAL
 or sell them to the Fund's officers,              Each Series may not buy from or sell
 directors or employees, or to the Fund's          to any of its officers, directors,
 investment adviser or to its partners and         employees, or its investment adviser
 employees, other than capital stock of the        or any of its officers, directors,
 Series.                                           partners or employees, any securities
                                                   other than shares of each Series'
                                                   common stock.
----------------------------------------------------------------------------------------------
SENIOR SECURITIES

FUNDAMENTAL                                        FUNDAMENTAL
Each Series may not issue senior securities        Each Series may not issue senior se-
 as defined in the Act of (neither a purchase      curities to the extent such issuance
 or sale of options nor a collateral               would violate applicable law.
 arrangement with respect to either
 financial futures or the writing of options
 is deemed to be the issuance of a senior
 security).
----------------------------------------------------------------------------------------------
PURCHASE OF WARRANTS

NON-FUNDAMENTAL                                    NON-FUNDAMENTAL
Pursuant to state law, each Series will not        Each Series may not invest in
 invest more than 5% of its assets in              warrants if, at the time of the
 warrants and not more than 2% in                  acquisition, its investment in
 warrants not listed on the New York or            warrants, valued at the lower of cost
 American Stock Exchange, except when              or market, would exceed 5% of such
 they form a unit with other securities.  As       Series' total assets (included within
 a matter of operating policy, no Series will      such limitation, but not to exceed 2%
 invest more than 5% of its assets in rights.      of such Series' total assets, are
                                                   warrants which are not listed on the
                                                   New York or American Stock
                                                   Exchange or a major foreign
                                                   exchange).
----------------------------------------------------------------------------------------------

                   Rule 12b-1 Distribution Plan and Agreement
Lord Abbett Tax-Free Income Fund, Inc. -- National Series -- Class A Shares
---------------------------------------------------------------------------


     RULE 12b-1 DISTRIBUTION PLAN AND AGREEMENT dated as of July 12, 1996 by and between LORD ABBETT TAX-FREE INCOME FUND, INC., a Maryland corporation (the "Fund"), on behalf of its NATIONAL SERIES (the "Series"), and LORD ABBETT DISTRIBUTOR LLC, a New York limited liability company (the "Distributor").

     WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"); and the Distributor is the exclusive selling agent of the Fund's shares of capital stock, including the Series' Class A shares (the "Shares") pursuant to the Distribution Agreement between the Fund and the Distributor, dated as of the date hereof (the "Distribution Agreement").

     WHEREAS, the Fund desires to adopt a Distribution Plan and Agreement (the "Plan") for the Series with the Distributor, as permitted by Rule 12b-1 under the Act, pursuant to which the Series may make certain payments to the Distributor to be used by the Distributor or paid to institutions and persons permitted by applicable law and/or rules to receive such payments ("Authorized Institutions") in connection with sales of Shares and/or servicing of accounts of shareholders holding Shares.

     WHEREAS, the Fund's Board of Directors has determined that there is a reasonable likelihood that the Plan will benefit the Series and the holders of the Shares.

     NOW, THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, it is agreed as follows.

     1. The Fund hereby authorizes the Distributor to enter into agreements with Authorized Institutions (the "Agreements") which may provide for the payment to such Authorized Institutions of distribution and service fees which the Distributor receives from the Series in order to provide additional incentives to such Authorized Institutions (i) to sell Shares and (ii) to
                                            -                      --
provide continuing information and investment services to their accounts holding Shares and otherwise to encourage their accounts to remain invested in the Shares.

     2. The Fund also hereby authorizes the Distributor to use payments received hereunder from the Series in order to (a) finance any activity which is
                                                -
primarily intended to result in the sale of Shares and (b) provide continuing
                                                        -
information and investment services to shareholder accounts not serviced by Authorized Institutions receiving a service fee from the Distributor hereunder and otherwise to encourage such accounts to remain invested in the Shares;

provided that (i) any payments referred to in the foregoing clause (a) shall not
--------       -
exceed the distribution fee permitted to be paid at the time under paragraph 3 of this Plan and shall be authorized by the Board of Directors of the Fund by a vote of the kind referred to in paragraph 10 of this Plan and (ii) any payments
                                                               --
referred to in clause (b) shall not exceed the service fee permitted to be paid at the time under paragraph 3 of this Plan.

     3. The Series is authorized to pay the Distributor hereunder for remittance to Authorized Institutions and/or use by the Distributor pursuant to this Plan (a) service fees and (b) distribution fees, each at an annual rate not
           -                    -
to exceed .25 of 1% of the average annual net asset value of Shares outstanding, except that service fees payable with respect to Shares that were initially issued, or are attributable to shares that were initially issued by the Fund or a predecessor fund prior to June 1, 1990 shall not exceed .15 of 1% of the average net asset value of such Shares. The Board of Directors of the Fund shall from time to time determine the amounts, within the foregoing maximum amounts, that the Series may pay the Distributor hereunder. Any such fees (which may be waived by the Authorized Institutions in whole or in part) may be calculated and paid quarterly or more frequently if approved by the Board of Directors of the Fund. Such determinations and approvals by the Board of Directors shall be made and given by votes of the kind referred to in paragraph 10 of this Plan. Payments by holders of Shares to the Series of contingent deferred reim bursement charges relating to distribution fees paid by the Series hereunder shall reduce the amount of distribution fees for purposes of the annual 0.25% distribution fee limit. The Distributor will monitor the payments hereunder and shall reduce such payments or take such other steps as may be necessary to assure that (i) the payments pursuant to this Plan shall be
                          -
consistent with Article III, Section 26, subparagraphs (d)(2) and (5) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc. with respect to investment companies with asset-based sales charges and service fees, as the same may be in effect from time to time and (ii) the Series shall
                                                          --
not pay with respect to any Authorized Institution service fees equal to more than .25 of 1% of the average annual net asset value of Shares sold by (or attributable to Shares or shares sold by) such Authorized Institution and held in an account covered by an Agreement.

     4. The net asset value of the Shares shall be determined as provided in the Articles of Incorporation of the Fund. If the Distributor waives all or a portion of the fees which are to be paid by the Series hereunder, the Distributor shall not be deemed to have waived its rights under this Agreement to have the Series pay such fees in the future.

     5. The Secretary of the Fund, or in his absence the Chief Financial Officer, is hereby authorized to direct the disposition of monies paid or payable by the Series hereunder and shall provide to the Fund's Board of Directors, and the Directors shall review at least quarterly, a written report of the amounts so expended pursuant to this Plan and the purposes for which such expenditures were made.

     6. Neither this Plan nor any other transaction between the parties hereto pursuant to this Plan shall be invalidated or in any way affected by the fact that any or all of the directors, officers, shareholders, or other representatives of the Fund are or may be "interested persons" of the Distributor, or any successor or assignee thereof, or that any or all of the directors, officers, partners, members or other representatives of the Distributor are or may be "interested persons" of the Fund, except as may otherwise be provided in the Act.

     7. The Distributor shall give the Fund the benefit of the Distributor's best judgment and good faith efforts in rendering services under this Plan. Other than to abide by the provisions hereof and render the services called for hereunder in good faith, the Distributor assumes no responsibility under this Plan and, having so acted, the Distributor shall not be held liable or held accountable for any mistake of law or fact, or for any loss or damage arising or resulting therefrom suffered by the Fund, the Series or any of the shareholders, creditors, directors, or officers of the Fund; provided however, that nothing herein shall be deemed to protect the Distributor against any liability to the Fund or the Series' shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of the reckless disregard of its obligations and duties hereunder.

     8. This Plan shall become effective upon the date hereof, and shall continue in effect for a period of more than one year from that date only so long as such continuance is specifically approved at least annually by a vote of the Board of Directors of the Fund, including the vote of a majority of the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan, cast in person at a meeting called for the purpose of voting on such renewal.

     9. This Plan may not be amended to increase materially the amount to be spent by the Series hereunder above the maximum amounts referred to in paragraph 3 of this Plan without a shareholder vote in compliance with Rule 12b-1 and Rule 18f-3 under the Act as in effect at such time, and each material amendment must be approved by a vote of the Board of Directors of the Fund, including the vote of a majority of the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan, cast in person at a meeting called for the purpose of voting on such amendment. Amendments to this Plan which do not increase materially the amount to be spent by the Series hereunder above the maximum amounts referred to in paragraph 3 of this Plan may be made pursuant to paragraph 10 of this Plan.

     10. Amendments to this Plan other than material amendments of the kind referred to in the forgoing paragraph 9 may be adopted by a vote of the Board of Directors of the Fund, including the vote of a majority of the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan. The Board of Directors of the Fund may, by such a vote, interpret this Plan and make all determinations necessary or advisable for its administration.

     11. This Plan may be terminated at any time without the payment of any penalty (a) by the vote of a majority of the directors of the Fund who are not
         -
"interested persons" of the Fund and have no direct or indirect financial interest in the operation of this Plan or in any agreement related to the Plan, or (b) by a shareholder vote in compliance with Rule 12b-1 and Rule 18f-3 under
    -
the Act as in effect at such time. This Plan shall automatically terminate in the event of its assignment.

     12. So long as this Plan shall remain in effect, the selection and nomination of those directors of the Fund who are not "interested persons" of the Fund are committed to the discretion of such disinterested directors. The terms "interested persons," "assignment" and "vote of a majority of the outstanding voting securities" shall have the same meanings as those terms are defined in the Act.

     IN WITNESS WHEREOF, each of the parties has caused this in strument to be executed in its name and on its behalf by its duly authorized repre sentative as of the date first above written.

                                          LORD ABBETT TAX-FREE INCOME FUND, INC.

                                          By:_____________________________
                                            President

ATTEST:

_____________________
Assistant Secretary

                                                LORD ABBETT DISTRIBUTOR LLC


                                                By:_____________________________

                   Rule 12b-1 Distribution Plan and Agreement
Lord Abbett Tax-Free Income Fund, Inc. -- New York Series -- Class A Shares
---------------------------------------------------------------------------


     RULE 12b-1 DISTRIBUTION PLAN AND AGREEMENT dated as of July 12, 1996 by and between LORD ABBETT TAX-FREE INCOME FUND, INC., a Maryland corporation (the "Fund"), on behalf of its NEW YORK SERIES (the "Series"), and LORD ABBETT DISTRIBUTOR LLC, a New York limited liability company (the "Distributor").

     WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"); and the Distributor is the exclusive selling agent of the Fund's shares of capital stock, including the Series' Class A shares (the "Shares") pursuant to the Distribution Agreement between the Fund and the Distributor, dated as of the date hereof (the "Distribution Agreement").

     WHEREAS, the Fund desires to adopt a Distribution Plan and Agreement (the "Plan") for the Series with the Distributor, as permitted by Rule 12b-1 under the Act, pursuant to which the Series may make certain payments to the Distributor to be used by the Distributor or paid to institutions and persons permitted by applicable law and/or rules to receive such payments ("Authorized Institutions") in connection with sales of Shares and/or servicing of accounts of shareholders holding Shares.

     WHEREAS, the Fund's Board of Directors has determined that there is a reasonable likelihood that the Plan will benefit the Series and the holders of the Shares.

     NOW, THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, it is agreed as follows.

     1. The Fund hereby authorizes the Distributor to enter into agreements with Authorized Institutions (the "Agreements") which may provide for the payment to such Authorized Institutions of distribution and service fees which the Distributor receives from the Series in order to provide additional incentives to such Authorized Institutions (i) to sell Shares and (ii) to
                                            -                      --
provide continuing information and investment services to their accounts holding Shares and otherwise to encourage their accounts to remain invested in the Shares.

     2. The Fund also hereby authorizes the Distributor to use payments received hereunder from the Series in order to (a) finance any activity which is
                                                -
primarily intended to result in the sale of Shares and (b) provide continuing
                                                        -
information and investment services to shareholder accounts not serviced by Authorized Institutions receiving a service fee from the Distributor hereunder and otherwise to encourage such accounts to remain invested in the Shares;

provided that (i) any payments referred to in the foregoing clause (a) shall not
--------       -
exceed the distribution fee permitted to be paid at the time under paragraph 3 of this Plan and shall be authorized by the Board of Directors of the Fund by a vote of the kind referred to in paragraph 10 of this Plan and (ii) any payments
                                                               --
referred to in clause (b) shall not exceed the service fee permitted to be paid at the time under paragraph 3 of this Plan.

     3. The Series is authorized to pay the Distributor hereunder for remittance to Authorized Institutions and/or use by the Distributor pursuant to this Plan (a) service fees and (b) distribution fees, each at an annual rate not
           -                    -
to exceed .25 of 1% of the average annual net asset value of Shares outstanding, except that service fees payable with respect to Shares that were initially issued, or are attributable to shares that were initially issued by the Fund or a predecessor fund prior to June 1, 1990 shall not exceed .15 of 1% of the average net asset value of such Shares. The Board of Directors of the Fund shall from time to time determine the amounts, within the foregoing maximum amounts, that the Series may pay the Distributor hereunder. Any such fees (which may be waived by the Authorized Institutions in whole or in part) may be calculated and paid quarterly or more frequently if approved by the Board of Directors of the Fund. Such determinations and approvals by the Board of Directors shall be made and given by votes of the kind referred to in paragraph 10 of this Plan. Payments by holders of Shares to the Series of contingent deferred reim bursement charges relating to distribution fees paid by the Series hereunder shall reduce the amount of distribution fees for purposes of the annual 0.25% distribution fee limit. The Distributor will monitor the payments hereunder and shall reduce such payments or take such other steps as may be necessary to assure that (i) the payments pursuant to this Plan shall be
                          -
consistent with Article III, Section 26, subparagraphs (d)(2) and (5) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc. with respect to investment companies with asset-based sales charges and service fees, as the same may be in effect from time to time and (ii) the Series shall
                                                          --
not pay with respect to any Authorized Institution service fees equal to more than .25 of 1% of the average annual net asset value of Shares sold by (or attributable to Shares or shares sold by) such Authorized Institution and held in an account covered by an Agreement.

     4. The net asset value of the Shares shall be determined as provided in the Articles of Incorporation of the Fund. If the Distributor waives all or a portion of the fees which are to be paid by the Series hereunder, the Distributor shall not be deemed to have waived its rights under this Agreement to have the Series pay such fees in the future.

     5. The Secretary of the Fund, or in his absence the Chief Financial Officer, is hereby authorized to direct the disposition of monies paid or payable by the Series hereunder and shall provide to the Fund's Board of Directors, and the Directors shall review at least quarterly, a written report of the amounts so expended pursuant to this Plan and the purposes for which such expenditures were made.

     6. Neither this Plan nor any other transaction between the parties hereto pursuant to this Plan shall be invalidated or in any way affected by the fact that any or all of the directors, officers, shareholders, or other representatives of the Fund are or may be "interested persons" of the Distributor, or any successor or assignee thereof, or that any or all of the directors, officers, partners, members or other representatives of the Distributor are or may be "interested persons" of the Fund, except as may otherwise be provided in the Act.

     7. The Distributor shall give the Fund the benefit of the Distributor's best judgment and good faith efforts in rendering services under this Plan. Other than to abide by the provisions hereof and render the services called for hereunder in good faith, the Distributor assumes no responsibility under this Plan and, having so acted, the Distributor shall not be held liable or held accountable for any mistake of law or fact, or for any loss or damage arising or resulting therefrom suffered by the Fund, the Series or any of the shareholders, creditors, directors, or officers of the Fund; provided however, that nothing herein shall be deemed to protect the Distributor against any liability to the Fund or the Series' shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of the reckless disregard of its obligations and duties hereunder.

     8. This Plan shall become effective upon the date hereof, and shall continue in effect for a period of more than one year from that date only so long as such continuance is specifically approved at least annually by a vote of the Board of Directors of the Fund, including the vote of a majority of the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan, cast in person at a meeting called for the purpose of voting on such renewal.

     9. This Plan may not be amended to increase materially the amount to be spent by the Series hereunder above the maximum amounts referred to in paragraph 3 of this Plan without a shareholder vote in compliance with Rule 12b-1 and Rule 18f-3 under the Act as in effect at such time, and each material amendment must be approved by a vote of the Board of Directors of the Fund, including the vote of a majority of the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan, cast in person at a meeting called for the purpose of voting on such amendment. Amendments to this Plan which do not increase materially the amount to be spent by the Series hereunder above the maximum amounts referred to in paragraph 3 of this Plan may be made pursuant to paragraph 10 of this Plan.

     10. Amendments to this Plan other than material amendments of the kind referred to in the forgoing paragraph 9 may be adopted by a vote of the Board of Directors of the Fund, including the vote of a majority of the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan. The Board of Directors of the Fund may, by such a vote, interpret this Plan and make all determinations necessary or advisable for its administration.

     11. This Plan may be terminated at any time without the payment of any penalty (a) by the vote of a majority of the directors of the Fund who are not
         -
"interested persons" of the Fund and have no direct or indirect financial interest in the operation of this Plan or in any agreement related to the Plan, or (b) by a shareholder vote in compliance with Rule 12b-1 and Rule 18f-3 under
    -
the Act as in effect at such time. This Plan shall automatically terminate in the event of its assignment.

     12. So long as this Plan shall remain in effect, the selection and nomination of those directors of the Fund who are not "interested persons" of the Fund are committed to the discretion of such disinterested directors. The terms "interested persons," "assignment" and "vote of a majority of the outstanding voting securities" shall have the same meanings as those terms are defined in the Act.

     IN WITNESS WHEREOF, each of the parties has caused this in strument to be executed in its name and on its behalf by its duly authorized repre sentative as of the date first above written.

                                          LORD ABBETT TAX-FREE INCOME FUND, INC.

                                          By:_____________________________
                                            President

ATTEST:

_____________________
Assistant Secretary

                                                LORD ABBETT DISTRIBUTOR LLC


                                                By:_____________________________

                   Rule 12b-1 Distribution Plan and Agreement
Lord Abbett Tax-Free Income Fund, Inc. -- Texas Series -- Class A Shares
------------------------------------------------------------------------


     RULE 12b-1 DISTRIBUTION PLAN AND AGREEMENT dated as of July 12, 1996 by and between LORD ABBETT TAX-FREE INCOME FUND, INC., a Maryland corporation (the "Fund"), on behalf of its TEXAS SERIES (the "Series"), and LORD ABBETT DISTRIBUTOR LLC, a New York limited liability company(the "Distributor").

     WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"); and the Distributor is the exclusive selling agent of the Fund's shares of capital stock, including the Series' Class A shares (the "Shares") pursuant to the Distribution Agreement between the Fund and the Distributor, dated as of the date hereof (the "Distribution Agreement").

     WHEREAS, the Fund desires to adopt a Distribution Plan and Agreement (the "Plan") for the Series with the Distributor, as permitted by Rule 12b-1 under the Act, pursuant to which the Series may make certain payments to the Distributor to be used by the Distributor or paid to institutions and persons permitted by applicable law and/or rules to receive such payments ("Authorized Institutions") in connection with sales of Shares and/or servicing of accounts of shareholders holding Shares.

     WHEREAS, the Fund's Board of Directors has determined that there is a reasonable likelihood that the Plan will benefit the Series and the holders of the Shares.

     NOW, THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, it is agreed as follows.

     1. The Fund hereby authorizes the Distributor to enter into agreements with Authorized Institutions (the "Agreements") which may provide for the payment to such Authorized Institutions of distribution and service fees which the Distributor receives from the Series in order to provide additional incentives to such Authorized Institutions (i) to sell Shares and (ii) to
                                            -                      --
provide continuing information and investment services to their accounts holding Shares and otherwise to encourage their accounts to remain invested in the Shares.

     2. The Fund also hereby authorizes the Distributor to use payments received hereunder from the Series in order to (a) finance any activity which is
                                                -
primarily intended to result in the sale of Shares and (b) provide continuing
                                                        -
information and investment services to shareholder accounts not serviced by Authorized Institutions receiving a service fee from the Distributor hereunder and otherwise to encourage such accounts to remain invested in the Shares;

provided that (i) any payments referred to in the foregoing clause (a) shall not
--------       -
exceed the distribution fee permitted to be paid at the time under paragraph 3 of this Plan and shall be authorized by the Board of Directors of the Fund by a vote of the kind referred to in paragraph 10 of this Plan and (ii) any payments
                                                               --
referred to in clause (b) shall not exceed the service fee permitted to be paid at the time under paragraph 3 of this Plan.

     3. The Series is authorized to pay the Distributor hereunder for remittance to Authorized Institutions and/or use by the Distributor pursuant to this Plan (a) service fees and (b) distribution fees, each at an annual rate not
           -                    -
to exceed .25 of 1% of the average annual net asset value of Shares outstanding, except that service fees payable with respect to Shares that were initially issued, or are attributable to shares that were initially issued by the Fund or a predecessor fund prior to June 1, 1990 shall not exceed .15 of 1% of the average net asset value of such Shares. The Board of Directors of the Fund shall from time to time determine the amounts, within the foregoing maximum amounts, that the Series may pay the Distributor hereunder. Any such fees (which may be waived by the Authorized Institutions in whole or in part) may be calculated and paid quarterly or more frequently if approved by the Board of Directors of the Fund. Such determinations and approvals by the Board of Directors shall be made and given by votes of the kind referred to in paragraph 10 of this Plan. Payments by holders of Shares to the Series of contingent deferred reim bursement charges relating to distribution fees paid by the Series hereunder shall reduce the amount of distribution fees for purposes of the annual 0.25% distribution fee limit. The Distributor will monitor the payments hereunder and shall reduce such payments or take such other steps as may be necessary to assure that (i) the payments pursuant to this Plan shall be
                          -
consistent with Article III, Section 26, subparagraphs (d)(2) and (5) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc. with respect to investment companies with asset-based sales charges and service fees, as the same may be in effect from time to time and (ii) the Series shall
                                                          --
not pay with respect to any Authorized Institution service fees equal to more than .25 of 1% of the average annual net asset value of Shares sold by (or attributable to Shares or shares sold by) such Authorized Institution and held in an account covered by an Agreement.

     4. The net asset value of the Shares shall be determined as provided in the Articles of Incorporation of the Fund. If the Distributor waives all or a portion of the fees which are to be paid by the Series hereunder, the Distributor shall not be deemed to have waived its rights under this Agreement to have the Series pay such fees in the future.

     5. The Secretary of the Fund, or in his absence the Chief Financial Officer, is hereby authorized to direct the disposition of monies paid or payable by the Series hereunder and shall provide to the Fund's Board of Directors, and the Directors shall review at least quarterly, a written report of the amounts so expended pursuant to this Plan and the purposes for which such expenditures were made.

     6. Neither this Plan nor any other transaction between the parties hereto pursuant to this Plan shall be invalidated or in any way affected by the fact that any or all of the directors, officers, shareholders, or other representatives of the Fund are or may be "interested persons" of the Distributor, or any successor or assignee thereof, or that any or all of the directors, officers, partners, members or other representatives of the Distributor are or may be "interested persons" of the Fund, except as may otherwise be provided in the Act.

     7. The Distributor shall give the Fund the benefit of the Distributor's best judgment and good faith efforts in rendering services under this Plan. Other than to abide by the provisions hereof and render the services called for hereunder in good faith, the Distributor assumes no responsibility under this Plan and, having so acted, the Distributor shall not be held liable or held accountable for any mistake of law or fact, or for any loss or damage arising or resulting therefrom suffered by the Fund, the Series or any of the shareholders, creditors, directors, or officers of the Fund; provided however, that nothing herein shall be deemed to protect the Distributor against any liability to the Fund or the Series' shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of the reckless disregard of its obligations and duties hereunder.

     8. This Plan shall become effective upon the date hereof, and shall continue in effect for a period of more than one year from that date only so long as such continuance is specifically approved at least annually by a vote of the Board of Directors of the Fund, including the vote of a majority of the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan, cast in person at a meeting called for the purpose of voting on such renewal.

     9. This Plan may not be amended to increase materially the amount to be spent by the Series hereunder above the maximum amounts referred to in paragraph 3 of this Plan without a shareholder vote in compliance with Rule 12b-1 and Rule 18f-3 under the Act as in effect at such time, and each material amendment must be approved by a vote of the Board of Directors of the Fund, including the vote of a majority of the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan, cast in person at a meeting called for the purpose of voting on such amendment. Amendments to this Plan which do not increase materially the amount to be spent by the Series hereunder above the maximum amounts referred to in paragraph 3 of this Plan may be made pursuant to paragraph 10 of this Plan.

     10. Amendments to this Plan other than material amendments of the kind referred to in the forgoing paragraph 9 may be adopted by a vote of the Board of Directors of the Fund, including the vote of a majority of the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan. The Board of Directors of the Fund may, by such a vote, interpret this Plan and make all determinations necessary or advisable for its administration.

     11. This Plan may be terminated at any time without the payment of any penalty (a) by the vote of a majority of the directors of the Fund who are not
         -
"interested persons" of the Fund and have no direct or indirect financial interest in the operation of this Plan or in any agreement related to the Plan, or (b) by a shareholder vote in compliance with Rule 12b-1 and Rule 18f-3 under
    -
the Act as in effect at such time. This Plan shall automatically terminate in the event of its assignment.

     12. So long as this Plan shall remain in effect, the selection and nomination of those directors of the Fund who are not "interested persons" of the Fund are committed to the discretion of such disinterested directors. The terms "interested persons," "assignment" and "vote of a majority of the outstanding voting securities" shall have the same meanings as those terms are defined in the Act.

     IN WITNESS WHEREOF, each of the parties has caused this in strument to be executed in its name and on its behalf by its duly authorized repre sentative as of the date first above written.


                                          LORD ABBETT TAX-FREE INCOME FUND, INC.

                                          By:_____________________________
                                            President

ATTEST:

_____________________
Assistant Secretary

                                           LORD ABBETT DISTRIBUTOR LLC


                                           By:_____________________________

                   Rule 12b-1 Distribution Plan and Agreement
Lord Abbett Tax-Free Income Fund, Inc. -- Hawaii Series -- Class A Shares
-------------------------------------------------------------------------


     RULE 12b-1 DISTRIBUTION PLAN AND AGREEMENT dated as of July 12, 1996 by and between LORD ABBETT TAX-FREE INCOME FUND, INC., a Maryland corporation (the "Fund"), on behalf of its HAWAII SERIES (the "Series"), and LORD ABBETT DISTRIBUTOR LLC, a New York limited liability company (the "Distributor").

     WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"); and the Distributor is the exclusive selling agent of the Fund's shares of capital stock, including the Series' Class A shares (the "Shares") pursuant to the Distribution Agreement between the Fund and the Distributor, dated as of the date hereof (the "Distribution Agreement").

     WHEREAS, the Fund desires to adopt a Distribution Plan and Agreement (the "Plan") for the Series with the Distributor, as permitted by Rule 12b-1 under the Act, pursuant to which the Series may make certain payments to the Distributor to be used by the Distributor or paid to institutions and persons permitted by applicable law and/or rules to receive such payments ("Authorized Institutions") in connection with sales of Shares and/or servicing of accounts of shareholders holding Shares.

     WHEREAS, the Fund's Board of Directors has determined that there is a reasonable likelihood that the Plan will benefit the Series and the holders of the Shares.

     NOW, THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, and subject to the effective date provisions of paragraph 8 of this Plan, it is agreed as follows.

     1. The Fund hereby authorizes the Distributor to enter into agreements with Authorized Institutions (the "Agreements") which may provide for the payment to such Authorized Institutions of distribution and service fees which the Distributor receives from the Series in order to provide additional incentives to such Authorized Institutions (i) to sell Shares and (ii) to
                                            -                      --
provide continuing information and investment services to their accounts holding Shares and otherwise to encourage their accounts to remain invested in the Shares.

     2. The Fund also hereby authorizes the Distributor to use payments received hereunder from the Series in order to (a) finance any activity which is
                                                -
primarily intended to result in the sale of Shares and (b) provide continuing
                                                        -
information and investment services to shareholder accounts not serviced by Authorized Institutions receiving a service fee from the Distributor hereunder and otherwise to encourage such accounts to remain invested in the Shares;

provided that (i) any payments referred to in the foregoing clause (a) shall not
--------       -
exceed the distribution fee permitted to be paid at the time under paragraph 3 of this Plan and shall be authorized by the Board of Directors of the Fund by a vote of the kind referred to in paragraph 10 of this Plan and (ii) any payments
                                                               --
referred to in clause (b) shall not exceed the service fee permitted to be paid at the time under paragraph 3 of this Plan.

     3. The Series is authorized to pay the Distributor hereunder for remittance to Authorized Institutions and/or use by the Distributor pursuant to this Plan (a) service fees and (b) distribution fees, each at an annual rate not
           -                    -
to exceed .25 of 1% of the average annual net asset value of Shares outstanding, except that service fees payable with respect to Shares that were initially issued, or are attributable to shares that were initially issued by the Fund or a predecessor fund prior to the effective date hereof shall not exceed .15 of 1% of the average net asset value of such Shares. The Board of Directors of the Fund shall from time to time determine the amounts, within the foregoing maximum amounts, that the Series may pay the Distributor hereunder. Any such fees (which may be waived by the Authorized Institutions in whole or in part) may be calculated and paid quarterly or more frequently if approved by the Board of Directors of the Fund. Such determinations and approvals by the Board of Directors shall be made and given by votes of the kind referred to in paragraph 10 of this Plan. Payments by holders of Shares to the Series of contingent deferred reimbursement charges relating to distribution fees paid by the Series hereunder shall reduce the amount of distribution fees for purposes of the annual 0.25% distribution fee limit. The Distributor will monitor the payments hereunder and shall reduce such payments or take such other steps as may be necessary to assure that (i) the payments pursuant to this Plan shall be
                          -
consistent with Article III, Section 26, subparagraphs (d)(2) and (5) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc. with respect to investment companies with asset-based sales charges and service fees, as the same may be in effect from time to time and (ii) the Series shall
                                                          --
not pay with respect to any Authorized Institution service fees equal to more than .25 of 1% of the average annual net asset value of Shares sold by (or attributable to Shares or shares sold by) such Authorized Institution and held in an account covered by an Agreement.

     4. The net asset value of the Shares shall be determined as provided in the Articles of Incorporation of the Fund. If the Distributor waives all or a portion of the fees which are to be paid by the Series hereunder, the Distributor shall not be deemed to have waived its rights under this Agreement to have the Series pay such fees in the future.

     5. The Secretary of the Fund, or in his absence the Chief Financial Officer, is hereby authorized to direct the disposition of monies paid or payable by the Series hereunder and shall provide to the Fund's Board of Directors, and the Directors shall review at least quarterly, a written report of the amounts so expended pursuant to this Plan and the purposes for which such expenditures were made.

     6. Neither this Plan nor any other transaction between the parties hereto pursuant to this Plan shall be invalidated or in any way affected by the fact that any or all of the directors, officers, shareholders, or other representatives of the Fund are or may be "interested persons" of the Distributor, or any successor or assignee thereof, or that any or all of the directors, officers, partners, members or other representatives of the Distributor are or may be "interested persons" of the Fund, except as may otherwise be provided in the Act.

     7. The Distributor shall give the Fund the benefit of the Distributor's best judgment and good faith efforts in rendering services under this Plan. Other than to abide by the provisions hereof and render the services called for hereunder in good faith, the Distributor assumes no responsibility under this Plan and, having so acted, the Distributor shall not be held liable or held accountable for any mistake of law or fact, or for any loss or damage arising or resulting therefrom suffered by the Fund, the Series or any of the shareholders, creditors, directors, or officers of the Fund; provided however, that nothing herein shall be deemed to protect the Distributor against any liability to the Fund or the Series' shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of the reckless disregard of its obligations and duties hereunder.

     8. This Plan shall become effective on the first day of the calendar quarter subsequent to the Series' net assets reaching $50 million. Notwithstanding the foregoing, the Plan shall become effective on such date and shall continue in effect thereafter only so long as such continuance is specifically approved at least annually from the date hereof by a vote of the Board of Directors of the Fund, including the vote of a majority of the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan, cast in person at a meeting called for the purpose of voting on such renewal.

     9. This Plan may not be amended to increase materially the amount to be spent by the Series hereunder above the maximum amounts referred to in paragraph 3 of this Plan without a shareholder vote in compliance with Rule 12b-1 and Rule 18f-3 under the Act as in effect at such time, and each material amendment must be approved by a vote of the Board of Directors of the Fund, including the vote of a majority of the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan, cast in person at a meeting called for the purpose of voting on such amendment. Amendments to this Plan which do not increase materially the amount to be spent by the Series hereunder above the maximum amounts referred to in paragraph 3 of this Plan may be made pursuant to paragraph 10 of this Plan.

     10. Amendments to this Plan other than material amendments of the kind referred to in the forgoing paragraph 9 may be adopted by a vote of the Board of Directors of the Fund, including the vote of a majority of the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan. The Board of Directors of the Fund may, by such a vote, interpret this Plan and make all determinations necessary or advisable for its administration.

     11. This Plan may be terminated at any time without the payment of any penalty (a) by the vote of a majority of the directors of the Fund who are not
         -
"interested persons" of the Fund and have no direct or indirect financial interest in the operation of this Plan or in any agreement related to the Plan, or (b) by a shareholder vote in compliance with Rule 12b-1 and Rule 18f-3 under
    -
the Act as in effect at such time. This Plan shall automatically terminate in the event of its assignment.

     12. So long as this Plan shall remain in effect, the selection and nomination of those directors of the Fund who are not "interested persons" of the Fund are committed to the discretion of such disinterested directors. The terms "interested persons," "assignment" and "vote of a majority of the outstanding voting securities" shall have the same meanings as those terms are defined in the Act.

     IN WITNESS WHEREOF, each of the parties has caused this in strument to be executed in its name and on its behalf by its duly authorized repre sentative as of the date first above written.



                                          LORD ABBETT TAX-FREE INCOME FUND, INC.

                                          By:_____________________________
                                            President

ATTEST:

_____________________
Assistant Secretary

                                           LORD ABBETT DISTRIBUTOR LLC


                                           By:_____________________________

                   Rule 12b-1 Distribution Plan and Agreement
Lord Abbett Tax-Free Income Fund, Inc. -- Minnesota Series -- Class A Shares
----------------------------------------------------------------------------


     RULE 12b-1 DISTRIBUTION PLAN AND AGREEMENT dated as of July 12, 1996 by and between LORD ABBETT TAX-FREE INCOME FUND, INC., a Maryland corporation (the "Fund"), on behalf of its MINNESOTA SERIES (the "Series"), and LORD ABBETT DISTRIBUTOR LLC, a New York limited liability company (the "Distributor").

     WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"); and the Distributor is the exclusive selling agent of the Fund's shares of capital stock, including the Series' Class A shares (the "Shares") pursuant to the Distribution Agreement between the Fund and the Distributor, dated as of the date hereof (the "Distribution Agreement").

     WHEREAS, the Fund desires to adopt a Distribution Plan and Agreement (the "Plan") for the Series with the Distributor, as permitted by Rule 12b-1 under the Act, pursuant to which the Series may make certain payments to the Distributor to be used by the Distributor or paid to institutions and persons permitted by applicable law and/or rules to receive such payments ("Authorized Institutions") in connection with sales of Shares and/or servicing of accounts of shareholders holding Shares.

     WHEREAS, the Fund's Board of Directors has determined that there is a reasonable likelihood that the Plan will benefit the Series and the holders of the Shares.

     NOW, THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, and subject to the effective date provisions of paragraph 8 of this Plan, it is agreed as follows.

     1. The Fund hereby authorizes the Distributor to enter into agreements with Authorized Institutions (the "Agreements") which may provide for the payment to such Authorized Institutions of distribution and service fees which the Distributor receives from the Series in order to provide additional incentives to such Authorized Institutions (i) to sell Shares and (ii) to
                                            -                      --
provide continuing information and investment services to their accounts holding Shares and otherwise to encourage their accounts to remain invested in the Shares.

     2. The Fund also hereby authorizes the Distributor to use payments received hereunder from the Series in order to (a) finance any activity which is
                                                -
primarily intended to result in the sale of Shares and (b) provide continuing
                                                        -
information and investment services to shareholder accounts not serviced by Authorized Institutions receiving a service fee from the Distributor hereunder and otherwise to encourage such accounts to remain invested in the Shares;

provided that (i) any payments referred to in the foregoing clause (a) shall not
--------       -
exceed the distribution fee permitted to be paid at the time under paragraph 3 of this Plan and shall be authorized by the Board of Directors of the Fund by a vote of the kind referred to in paragraph 10 of this Plan and (ii) any payments
                                                               --
referred to in clause (b) shall not exceed the service fee permitted to be paid at the time under paragraph 3 of this Plan.

     3. The Series is authorized to pay the Distributor hereunder for remittance to Authorized Institutions and/or use by the Distributor pursuant to this Plan (a) service fees and (b) distribution fees, each at an annual rate not
           -                    -
to exceed .25 of 1% of the average annual net asset value of Shares outstanding, except that service fees payable with respect to Shares that were initially issued, or are attributable to shares that were initially issued by the Fund or a predecessor fund prior to the effective date hereof shall not exceed .15 of 1% of the average net asset value of such Shares. The Board of Directors of the Fund shall from time to time determine the amounts, within the foregoing maximum amounts, that the Series may pay the Distributor hereunder. Any such fees (which may be waived by the Authorized Institutions in whole or in part) may be calculated and paid quarterly or more frequently if approved by the Board of Directors of the Fund. Such determinations and approvals by the Board of Directors shall be made and given by votes of the kind referred to in paragraph 10 of this Plan. Payments by holders of Shares to the Series of contingent deferred reimbursement charges relating to distribution fees paid by the Series hereunder shall reduce the amount of distribution fees for purposes of the annual 0.25% distribution fee limit. The Distributor will monitor the payments hereunder and shall reduce such payments or take such other steps as may be necessary to assure that (i) the payments pursuant to this Plan shall be
                          -
consistent with Article III, Section 26, subparagraphs (d)(2) and (5) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc. with respect to investment companies with asset-based sales charges and service fees, as the same may be in effect from time to time and (ii) the Series shall
                                                          --
not pay with respect to any Authorized Institution service fees equal to more than .25 of 1% of the average annual net asset value of Shares sold by (or attributable to Shares or shares sold by) such Authorized Institution and held in an account covered by an Agreement.

     4. The net asset value of the Shares shall be determined as provided in the Articles of Incorporation of the Fund. If the Distributor waives all or a portion of the fees which are to be paid by the Series hereunder, the Distributor shall not be deemed to have waived its rights under this Agreement to have the Series pay such fees in the future.

     5. The Secretary of the Fund, or in his absence the Chief Financial Officer, is hereby authorized to direct the disposition of monies paid or payable by the Series hereunder and shall provide to the Fund's Board of Directors, and the Directors shall review at least quarterly, a written report of the amounts so expended pursuant to this Plan and the purposes for which such expenditures were made.

     6. Neither this Plan nor any other transaction between the parties hereto pursuant to this Plan shall be invalidated or in any way affected by the fact that any or all of the directors, officers, shareholders, or other representatives of the Fund are or may be "interested persons" of the Distributor, or any successor or assignee thereof, or that any or all of the directors, officers, partners, members or other representatives of the Distributor are or may be "interested persons" of the Fund, except as may otherwise be provided in the Act.

     7. The Distributor shall give the Fund the benefit of the Distributor's best judgment and good faith efforts in rendering services under this Plan. Other than to abide by the provisions hereof and render the services called for hereunder in good faith, the Distributor assumes no responsibility under this Plan and, having so acted, the Distributor shall not be held liable or held accountable for any mistake of law or fact, or for any loss or damage arising or resulting therefrom suffered by the Fund, the Series or any of the shareholders, creditors, directors, or officers of the Fund; provided however, that nothing herein shall be deemed to protect the Distributor against any liability to the Fund or the Series' shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of the reckless disregard of its obligations and duties hereunder.

     8. This Plan shall become effective on the first day of the calendar quarter subsequent to the Series' net assets reaching $100 million. Notwithstanding the foregoing, the Plan shall become effective on such date and shall continue in effect thereafter only so long as such continuance is specifically approved at least annually from the date hereof by a vote of the Board of Directors of the Fund, including the vote of a majority of the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan, cast in person at a meeting called for the purpose of voting on such renewal.

     9. This Plan may not be amended to increase materially the amount to be spent by the Series hereunder above the maximum amounts referred to in paragraph 3 of this Plan without a shareholder vote in compliance with Rule 12b-1 and Rule 18f-3 under the Act as in effect at such time, and each material amendment must be approved by a vote of the Board of Directors of the Fund, including the vote of a majority of the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan, cast in person at a meeting called for the purpose of voting on such amendment. Amendments to this Plan which do not increase materially the amount to be spent by the Series hereunder above the maximum amounts referred to in paragraph 3 of this Plan may be made pursuant to paragraph 10 of this Plan.

     10. Amendments to this Plan other than material amendments of the kind referred to in the forgoing paragraph 9 may be adopted by a vote of the Board of Directors of the Fund, including the vote of a majority of the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan. The Board of Directors of the Fund may, by such a vote, interpret this Plan and make all determinations necessary or advisable for its administration.

     11. This Plan may be terminated at any time without the payment of any penalty (a) by the vote of a majority of the directors of the Fund who are not
         -
"interested persons" of the Fund and have no direct or indirect financial interest in the operation of this Plan or in any agreement related to the Plan, or (b) by a shareholder vote in compliance with Rule 12b-1 and Rule 18f-3 under
    -
the Act as in effect at such time. This Plan shall automatically terminate in the event of its assignment.

     12. So long as this Plan shall remain in effect, the selection and nomination of those directors of the Fund who are not "interested persons" of the Fund are committed to the discretion of such disinterested directors. The terms "interested persons," "assignment" and "vote of a majority of the outstanding voting securities" shall have the same meanings as those terms are defined in the Act.

     IN WITNESS WHEREOF, each of the parties has caused this in strument to be executed in its name and on its behalf by its duly authorized repre sentative as of the date first above written.



                                          LORD ABBETT TAX-FREE INCOME FUND, INC.

                                          By:_____________________________
                                            President

ATTEST:

_____________________
Assistant Secretary

                                           LORD ABBETT DISTRIBUTOR LLC


                                           By:_____________________________

                   Rule 12b-1 Distribution Plan and Agreement
Lord Abbett Tax-Free Income Fund, Inc. -- New Jersey Series -- Class A Shares
-----------------------------------------------------------------------------


     RULE 12b-1 DISTRIBUTION PLAN AND AGREEMENT dated as of July 12, 1996 by and between LORD ABBETT TAX-FREE INCOME FUND, INC., a Maryland corporation (the "Fund"), on behalf of its NEW JERSEY SERIES (the "Series"), and LORD ABBETT DISTRIBUTOR LLC, a New York limited liability company (the "Distributor").

     WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"); and the Distributor is the exclusive selling agent of the Fund's shares of capital stock, including the Series' Class A shares (the "Shares") pursuant to the Distribution Agreement between the Fund and the Distributor, dated as of the date hereof (the "Distribution Agreement").

     WHEREAS, the Fund desires to adopt a Distribution Plan and Agreement (the "Plan") for the Series with the Distributor, as permitted by Rule 12b-1 under the Act, pursuant to which the Series may make certain payments to the Distributor to be used by the Distributor or paid to institutions and persons permitted by applicable law and/or rules to receive such payments ("Authorized Institutions") in connection with sales of Shares and/or servicing of accounts of shareholders holding Shares.

     WHEREAS, the Fund's Board of Directors has determined that there is a reasonable likelihood that the Plan will benefit the Series and the holders of the Shares.

     NOW, THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, and subject to the effective date provisions of paragraph 8 of this Plan, it is agreed as follows.

     1. The Fund hereby authorizes the Distributor to enter into agreements with Authorized Institutions (the "Agreements") which may provide for the payment to such Authorized Institutions of distribution and service fees which the Distributor receives from the Series in order to provide additional incentives to such Authorized Institutions (i) to sell Shares and (ii) to
                                            -                      --
provide continuing information and investment services to their accounts holding Shares and otherwise to encourage their accounts to remain invested in the Shares.

     2. The Fund also hereby authorizes the Distributor to use payments received hereunder from the Series in order to (a) finance any activity which is
                                                -
primarily intended to result in the sale of Shares and (b) provide continuing
                                                        -
information and investment services to shareholder accounts not serviced by Authorized Institutions receiving a service fee from the Distributor hereunder and otherwise to encourage such accounts to remain invested in the Shares;

provided that (i) any payments referred to in the foregoing clause (a) shall not
--------       -
exceed the distribution fee permitted to be paid at the time under paragraph 3 of this Plan and shall be authorized by the Board of Directors of the Fund by a vote of the kind referred to in paragraph 10 of this Plan and (ii) any payments
                                                               --
referred to in clause (b) shall not exceed the service fee permitted to be paid at the time under paragraph 3 of this Plan.

     3. The Series is authorized to pay the Distributor hereunder for remittance to Authorized Institutions and/or use by the Distributor pursuant to this Plan (a) service fees and (b) distribution fees, each at an annual rate not
           -                    -
to exceed .25 of 1% of the average annual net asset value of Shares outstanding, except that service fees payable with respect to Shares that were initially issued, or are attributable to shares that were initially issued by the Fund or a predecessor fund prior to the effective date hereof shall not exceed .15 of 1% of the average net asset value of such Shares. The Board of Directors of the Fund shall from time to time determine the amounts, within the foregoing maximum amounts, that the Series may pay the Distributor hereunder. Any such fees (which may be waived by the Authorized Institutions in whole or in part) may be calculated and paid quarterly or more frequently if approved by the Board of Directors of the Fund. Such determinations and approvals by the Board of Directors shall be made and given by votes of the kind referred to in paragraph 10 of this Plan. Payments by holders of Shares to the Series of contingent deferred reimbursement charges relating to distribution fees paid by the Series hereunder shall reduce the amount of distribution fees for purposes of the annual 0.25% distribution fee limit. The Distributor will monitor the payments hereunder and shall reduce such payments or take such other steps as may be necessary to assure that (i) the payments pursuant to this Plan shall be
                          -
consistent with Article III, Section 26, subparagraphs (d)(2) and (5) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc. with respect to investment companies with asset-based sales charges and service fees, as the same may be in effect from time to time and (ii) the Series shall
                                                          --
not pay with respect to any Authorized Institution service fees equal to more than .25 of 1% of the average annual net asset value of Shares sold by (or attributable to Shares or shares sold by) such Authorized Institution and held in an account covered by an Agreement.

     4. The net asset value of the Shares shall be determined as provided in the Articles of Incorporation of the Fund. If the Distributor waives all or a portion of the fees which are to be paid by the Series hereunder, the Distributor shall not be deemed to have waived its rights under this Agreement to have the Series pay such fees in the future.

     5. The Secretary of the Fund, or in his absence the Chief Financial Officer, is hereby authorized to direct the disposition of monies paid or payable by the Series hereunder and shall provide to the Fund's Board of Directors, and the Directors shall review at least quarterly, a written report of the amounts so expended pursuant to this Plan and the purposes for which such expenditures were made.

     6. Neither this Plan nor any other transaction between the parties hereto pursuant to this Plan shall be invalidated or in any way affected by the fact that any or all of the directors, officers, shareholders, or other representatives of the Fund are or may be "interested persons" of the Distributor, or any successor or assignee thereof, or that any or all of the directors, officers, partners, members or other representatives of the Distributor are or may be "interested persons" of the Fund, except as may otherwise be provided in the Act.

     7. The Distributor shall give the Fund the benefit of the Distributor's best judgment and good faith efforts in rendering services under this Plan. Other than to abide by the provisions hereof and render the services called for hereunder in good faith, the Distributor assumes no responsibility under this Plan and, having so acted, the Distributor shall not be held liable or held accountable for any mistake of law or fact, or for any loss or damage arising or resulting therefrom suffered by the Fund, the Series or any of the shareholders, creditors, directors, or officers of the Fund; provided however, that nothing herein shall be deemed to protect the Distributor against any liability to the Fund or the Series' shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of the reckless disregard of its obligations and duties hereunder.

     8. This Plan shall become effective on the first day of the calendar quarter subsequent to the Series' net assets reaching $100 million. Notwithstanding the foregoing, the Plan shall become effective on such date and shall continue in effect thereafter only so long as such continuance is specifically approved at least annually from the date hereof by a vote of the Board of Directors of the Fund, including the vote of a majority of the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan, cast in person at a meeting called for the purpose of voting on such renewal.

     9. This Plan may not be amended to increase materially the amount to be spent by the Series hereunder above the maximum amounts referred to in paragraph 3 of this Plan without a shareholder vote in compliance with Rule 12b-1 and Rule 18f-3 under the Act as in effect at such time, and each material amendment must be approved by a vote of the Board of Directors of the Fund, including the vote of a majority of the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan, cast in person at a meeting called for the purpose of voting on such amendment. Amendments to this Plan which do not increase materially the amount to be spent by the Series hereunder above the maximum amounts referred to in paragraph 3 of this Plan may be made pursuant to paragraph 10 of this Plan.

     10. Amendments to this Plan other than material amendments of the kind referred to in the forgoing paragraph 9 may be adopted by a vote of the Board of Directors of the Fund, including the vote of a majority of the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan. The Board of Directors of the Fund may, by such a vote, interpret this Plan and make all determinations necessary or advisable for its administration.

     11. This Plan may be terminated at any time without the payment of any penalty (a) by the vote of a majority of the directors of the Fund who are not
         -
"interested persons" of the Fund and have no direct or indirect financial interest in the operation of this Plan or in any agreement related to the Plan, or (b) by a shareholder vote in compliance with Rule 12b-1 and Rule 18f-3 under
    -
the Act as in effect at such time. This Plan shall automatically terminate in the event of its assignment.

     12. So long as this Plan shall remain in effect, the selection and nomination of those directors of the Fund who are not "interested persons" of the Fund are committed to the discretion of such disinterested directors. The terms "interested persons," "assignment" and "vote of a majority of the outstanding voting securities" shall have the same meanings as those terms are defined in the Act.

     IN WITNESS WHEREOF, each of the parties has caused this in strument to be executed in its name and on its behalf by its duly authorized repre sentative as of the date first above written.



                                          LORD ABBETT TAX-FREE INCOME FUND, INC.

                                          By:_____________________________
                                            President

ATTEST:

_____________________
Assistant Secretary

                                           LORD ABBETT DISTRIBUTOR LLC


                                           By:_____________________________

                   Rule 12b-1 Distribution Plan and Agreement
Lord Abbett Tax-Free Income Fund, Inc. -- Washington Series -- Class A Shares
-----------------------------------------------------------------------------


     RULE 12b-1 DISTRIBUTION PLAN AND AGREEMENT dated as of July 12, 1996 by and between LORD ABBETT TAX-FREE INCOME FUND, INC., a Maryland corporation (the "Fund"), on behalf of its WASHINGTON SERIES (the "Series"), and LORD ABBETT DISTRIBUTOR LLC, a New York limited liability company (the "Distributor").

     WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"); and the Distributor is the exclusive selling agent of the Fund's shares of capital stock, including the Series' Class A shares (the "Shares") pursuant to the Distribution Agreement between the Fund and the Distributor, dated as of the date hereof (the "Distribution Agreement").

     WHEREAS, the Fund desires to adopt a Distribution Plan and Agreement (the "Plan") for the Series with the Distributor, as permitted by Rule 12b-1 under the Act, pursuant to which the Series may make certain payments to the Distributor to be used by the Distributor or paid to institutions and persons permitted by applicable law and/or rules to receive such payments ("Authorized Institutions") in connection with sales of Shares and/or servicing of accounts of shareholders holding Shares.

     WHEREAS, the Fund's Board of Directors has determined that there is a reasonable likelihood that the Plan will benefit the Series and the holders of the Shares.

     NOW, THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, and subject to the effective date provisions of paragraph 8 of this Plan, it is agreed as follows.

     1. The Fund hereby authorizes the Distributor to enter into agreements with Authorized Institutions (the "Agreements") which may provide for the payment to such Authorized Institutions of distribution and service fees which the Distributor receives from the Series in order to provide additional incentives to such Authorized Institutions (i) to sell Shares and (ii) to
                                            -                      --
provide continuing information and investment services to their accounts holding Shares and otherwise to encourage their accounts to remain invested in the Shares.

     2. The Fund also hereby authorizes the Distributor to use payments received hereunder from the Series in order to (a) finance any activity which is
                                                -
primarily intended to result in the sale of Shares and (b) provide continuing
                                                        -
information and investment services to shareholder accounts not serviced by Authorized Institutions receiving a service fee from the Distributor hereunder and otherwise to encourage such accounts to remain invested in the Shares;

provided that (i) any payments referred to in the foregoing clause (a) shall not
--------       -
exceed the distribution fee permitted to be paid at the time under paragraph 3 of this Plan and shall be authorized by the Board of Directors of the Fund by a vote of the kind referred to in paragraph 10 of this Plan and (ii) any payments
                                                               --
referred to in clause (b) shall not exceed the service fee permitted to be paid at the time under paragraph 3 of this Plan.

     3. The Series is authorized to pay the Distributor hereunder for remittance to Authorized Institutions and/or use by the Distributor pursuant to this Plan (a) service fees and (b) distribution fees, each at an annual rate not
           -                    -
to exceed .25 of 1% of the average annual net asset value of Shares outstanding, except that service fees payable with respect to Shares that were initially issued, or are attributable to shares that were initially issued by the Fund or a predecessor fund prior to the effective date hereof shall not exceed .15 of 1% of the average net asset value of such Shares. The Board of Directors of the Fund shall from time to time determine the amounts, within the foregoing maximum amounts, that the Series may pay the Distributor hereunder. Any such fees (which may be waived by the Authorized Institutions in whole or in part) may be calculated and paid quarterly or more frequently if approved by the Board of Directors of the Fund. Such determinations and approvals by the Board of Directors shall be made and given by votes of the kind referred to in paragraph 10 of this Plan. Payments by holders of Shares to the Series of contingent deferred reimbursement charges relating to distribution fees paid by the Series hereunder shall reduce the amount of distribution fees for purposes of the annual 0.25% distribution fee limit. The Distributor will monitor the payments hereunder and shall reduce such payments or take such other steps as may be necessary to assure that (i) the payments pursuant to this Plan shall be
                          -
consistent with Article III, Section 26, subparagraphs (d)(2) and (5) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc. with respect to investment companies with asset-based sales charges and service fees, as the same may be in effect from time to time and (ii) the Series shall
                                                          --
not pay with respect to any Authorized Institution service fees equal to more than .25 of 1% of the average annual net asset value of Shares sold by (or attributable to Shares or shares sold by) such Authorized Institution and held in an account covered by an Agreement.

     4. The net asset value of the Shares shall be determined as provided in the Articles of Incorporation of the Fund. If the Distributor waives all or a portion of the fees which are to be paid by the Series hereunder, the Distributor shall not be deemed to have waived its rights under this Agreement to have the Series pay such fees in the future.

     5. The Secretary of the Fund, or in his absence the Chief Financial Officer, is hereby authorized to direct the disposition of monies paid or payable by the Series hereunder and shall provide to the Fund's Board of Directors, and the Directors shall review at least quarterly, a written report of the amounts so expended pursuant to this Plan and the purposes for which such expenditures were made.

     6. Neither this Plan nor any other transaction between the parties hereto pursuant to this Plan shall be invalidated or in any way affected by the fact that any or all of the directors, officers, shareholders, or other representatives of the Fund are or may be "interested persons" of the Distributor, or any successor or assignee thereof, or that any or all of the directors, officers, partners, members or other representatives of the Distributor are or may be "interested persons" of the Fund, except as may otherwise be provided in the Act.

     7. The Distributor shall give the Fund the benefit of the Distributor's best judgment and good faith efforts in rendering services under this Plan. Other than to abide by the provisions hereof and render the services called for hereunder in good faith, the Distributor assumes no responsibility under this Plan and, having so acted, the Distributor shall not be held liable or held accountable for any mistake of law or fact, or for any loss or damage arising or resulting therefrom suffered by the Fund, the Series or any of the shareholders, creditors, directors, or officers of the Fund; provided however, that nothing herein shall be deemed to protect the Distributor against any liability to the Fund or the Series' shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of the reckless disregard of its obligations and duties hereunder.

     8. This Plan shall become effective on the first day of the calendar quarter subsequent to the Series' net assets reaching $100 million. Notwithstanding the foregoing, the Plan shall become effective on such date and shall continue in effect thereafter only so long as such continuance is specifically approved at least annually from the date hereof by a vote of the Board of Directors of the Fund, including the vote of a majority of the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan, cast in person at a meeting called for the purpose of voting on such renewal.

     9. This Plan may not be amended to increase materially the amount to be spent by the Series hereunder above the maximum amounts referred to in paragraph 3 of this Plan without a shareholder vote in compliance with Rule 12b-1 and Rule 18f-3 under the Act as in effect at such time, and each material amendment must be approved by a vote of the Board of Directors of the Fund, including the vote of a majority of the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan, cast in person at a meeting called for the purpose of voting on such amendment. Amendments to this Plan which do not increase materially the amount to be spent by the Series hereunder above the maximum amounts referred to in paragraph 3 of this Plan may be made pursuant to paragraph 10 of this Plan.

     10. Amendments to this Plan other than material amendments of the kind referred to in the forgoing paragraph 9 may be adopted by a vote of the Board of Directors of the Fund, including the vote of a majority of the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan. The Board of Directors of the Fund may, by such a vote, interpret this Plan and make all determinations necessary or advisable for its administration.

     11. This Plan may be terminated at any time without the payment of any penalty (a) by the vote of a majority of the directors of the Fund who are not
         -
"interested persons" of the Fund and have no direct or indirect financial interest in the operation of this Plan or in any agreement related to the Plan, or (b) by a shareholder vote in compliance with Rule 12b-1 and Rule 18f-3 under
    -
the Act as in effect at such time. This Plan shall automatically terminate in the event of its assignment.

     12. So long as this Plan shall remain in effect, the selection and nomination of those directors of the Fund who are not "interested persons" of the Fund are committed to the discretion of such disinterested directors. The terms "interested persons," "assignment" and "vote of a majority of the outstanding voting securities" shall have the same meanings as those terms are defined in the Act.

     IN WITNESS WHEREOF, each of the parties has caused this in strument to be executed in its name and on its behalf by its duly authorized repre sentative as of the date first above written.



                                          LORD ABBETT TAX-FREE INCOME FUND, INC.

                                          By:_____________________________
                                            President

ATTEST:

_____________________
Assistant Secretary

                                           LORD ABBETT DISTRIBUTOR LLC


                                           By:_____________________________

                   Rule 12b-1 Distribution Plan and Agreement
Lord Abbett Tax-Free Income Fund, Inc. -- Connecticut Series -- Class A Shares
------------------------------------------------------------------------------


     RULE 12b-1 DISTRIBUTION PLAN AND AGREEMENT dated as of July 12, 1996 by and between LORD ABBETT TAX-FREE INCOME FUND, INC., a Maryland corporation (the "Fund"), on behalf of its CONNECTICUT SERIES (the "Series"), and LORD ABBETT DISTRIBUTOR LLC, a New York limited liability company (the "Distributor").

     WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"); and the Distributor is the exclusive selling agent of the Fund's shares of capital stock, including the Series' Class A shares (the "Shares") pursuant to the Distribution Agreement between the Fund and the Distributor, dated as of the date hereof (the "Distribution Agreement").

     WHEREAS, the Fund desires to adopt a Distribution Plan and Agreement (the "Plan") for the Series with the Distributor, as permitted by Rule 12b-1 under the Act, pursuant to which the Series may make certain payments to the Distributor to be used by the Distributor or paid to institutions and persons permitted by applicable law and/or rules to receive such payments ("Authorized Institutions") in connection with sales of Shares and/or servicing of accounts of shareholders holding Shares.

     WHEREAS, the Fund's Board of Directors has determined that there is a reasonable likelihood that the Plan will benefit the Series and the holders of the Shares.

     NOW, THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, and subject to the effective date provisions of paragraph 8 of this Plan, it is agreed as follows.

     1. The Fund hereby authorizes the Distributor to enter into agreements with Authorized Institutions (the "Agreements") which may provide for the payment to such Authorized Institutions of distribution and service fees which the Distributor receives from the Series in order to provide additional incentives to such Authorized Institutions (i) to sell Shares and (ii) to
                                            -                      --
provide continuing information and investment services to their accounts holding Shares and otherwise to encourage their accounts to remain invested in the Shares.

     2. The Fund also hereby authorizes the Distributor to use payments received hereunder from the Series in order to (a) finance any activity which is
                                                -
primarily intended to result in the sale of Shares and (b) provide continuing
                                                        -
information and investment services to shareholder accounts not serviced by Authorized Institutions receiving a service fee from the Distributor hereunder and otherwise to encourage such accounts to remain invested in the Shares;

provided that (i) any payments referred to in the foregoing clause (a) shall not
--------       -
exceed the distribution fee permitted to be paid at the time under paragraph 3 of this Plan and shall be authorized by the Board of Directors of the Fund by a vote of the kind referred to in paragraph 10 of this Plan and (ii) any payments
                                                               --
referred to in clause (b) shall not exceed the service fee permitted to be paid at the time under paragraph 3 of this Plan.

     3. The Series is authorized to pay the Distributor hereunder for remittance to Authorized Institutions and/or use by the Distributor pursuant to this Plan (a) service fees and (b) distribution fees, each at an annual rate not
           -                    -
to exceed .25 of 1% of the average annual net asset value of Shares outstanding. The Board of Directors of the Fund shall from time to time determine the amounts, within the foregoing maximum amounts, that the Series may pay the Distributor hereunder. Any such fees (which may be waived by the Authorized Institutions in whole or in part) may be calculated and paid quarterly or more frequently if approved by the Board of Directors of the Fund. Such determinations and approvals by the Board of Directors shall be made and given by votes of the kind referred to in paragraph 10 of this Plan. Payments by holders of Shares to the Series of contingent deferred reimbursement charges relating to distribution fees paid by the Series hereunder shall reduce the amount of distribution fees for purposes of the annual 0.25% distribution fee limit. The Distributor will monitor the payments hereunder and shall reduce such payments or take such other steps as may be necessary to assure that (i) the
                                                                      -
payments pursuant to this Plan shall be consistent with Article III, Section 26, subparagraphs (d)(2) and (5) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc. with respect to investment companies with asset-based sales charges and service fees, as the same may be in effect from time to time and (ii) the Series shall not pay with respect to any
                       --
Authorized Institution service fees equal to more than .25 of 1% of the average annual net asset value of Shares sold by (or attributable to Shares or shares sold by) such Authorized Institution and held in an account covered by an Agreement.

     4. The net asset value of the Shares shall be determined as provided in the Articles of Incorporation of the Fund. If the Distributor waives all or a portion of the fees which are to be paid by the Series hereunder, the Distributor shall not be deemed to have waived its rights under this Agreement to have the Series pay such fees in the future.

     5. The Secretary of the Fund, or in his absence the Chief Financial Officer, is hereby authorized to direct the disposition of monies paid or payable by the Series hereunder and shall provide to the Fund's Board of Directors, and the Directors shall review at least quarterly, a written report of the amounts so expended pursuant to this Plan and the purposes for which such expenditures were made.

     6. Neither this Plan nor any other transaction between the parties hereto pursuant to this Plan shall be invalidated or in any way affected by the fact that any or all of the directors, officers, shareholders, or other representatives of the Fund are or may be "interested persons" of the Distributor, or any successor or assignee thereof, or that any or all of the directors, officers, partners, members or other representatives of the Distributor are or may be "interested persons" of the Fund, except as may otherwise be provided in the Act.

     7. The Distributor shall give the Fund the benefit of the Distributor's best judgment and good faith efforts in rendering services under this Plan. Other than to abide by the provisions hereof and render the services called for hereunder in good faith, the Distributor assumes no responsibility under this Plan and, having so acted, the Distributor shall not be held liable or held accountable for any mistake of law or fact, or for any loss or damage arising or resulting therefrom suffered by the Fund, the Series or any of the shareholders, creditors, directors, or officers of the Fund; provided however, that nothing herein shall be deemed to protect the Distributor against any liability to the Fund or the Series' shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of the reckless disregard of its obligations and duties hereunder.

     8. This Plan shall become effective on the first day of the calendar quarter subsequent to the Series' net assets reaching $50 million. Notwithstanding the foregoing, the Plan shall become effective on such date and shall continue in effect thereafter only so long as such continuance is specifically approved at least annually from the date hereof by a vote of the Board of Directors of the Fund, including the vote of a majority of the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan, cast in person at a meeting called for the purpose of voting on such renewal.

     9. This Plan may not be amended to increase materially the amount to be spent by the Series hereunder above the maximum amounts referred to in paragraph 3 of this Plan without a shareholder vote in compliance with Rule 12b-1 and Rule 18f-3 under the Act as in effect at such time, and each material amendment must be approved by a vote of the Board of Directors of the Fund, including the vote of a majority of the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan, cast in person at a meeting called for the purpose of voting on such amendment. Amendments to this Plan which do not increase materially the amount to be spent by the Series hereunder above the maximum amounts referred to in paragraph 3 of this Plan may be made pursuant to paragraph 10 of this Plan.

     10. Amendments to this Plan other than material amendments of the kind referred to in the forgoing paragraph 9 may be adopted by a vote of the Board of Directors of the Fund, including the vote of a majority of the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan. The Board of Directors of the Fund may, by such a vote, interpret this Plan and make all determinations necessary or advisable for its administration.

     11. This Plan may be terminated at any time without the payment of any penalty (a) by the vote of a majority of the directors of the Fund who are not
         -
"interested persons" of the Fund and have no direct or indirect financial interest in the operation of this Plan or in any agreement related to the Plan, or (b) by a shareholder vote in compliance with Rule 12b-1 and Rule 18f-3 under
    -
the Act as in effect at such time. This Plan shall automatically terminate in the event of its assignment.

     12. So long as this Plan shall remain in effect, the selection and nomination of those directors of the Fund who are not "interested persons" of the Fund are committed to the discretion of such disinterested directors. The terms "interested persons," "assignment" and "vote of a majority of the outstanding voting securities" shall have the same meanings as those terms are defined in the Act.

     IN WITNESS WHEREOF, each of the parties has caused this in strument to be executed in its name and on its behalf by its duly authorized repre sentative as of the date first above written.


                                          LORD ABBETT TAX-FREE INCOME FUND, INC.

                                          By:_____________________________
                                            President

ATTEST:

_____________________
Assistant Secretary

                                           LORD ABBETT DISTRIBUTOR LLC


                                           By:_____________________________

                   Rule 12b-1 Distribution Plan and Agreement
Lord Abbett Tax-Free Income Fund, Inc. -- Missouri Series -- Class A Shares
---------------------------------------------------------------------------


     RULE 12b-1 DISTRIBUTION PLAN AND AGREEMENT dated as of July 12, 1996 by and between LORD ABBETT TAX-FREE INCOME FUND, INC., a Maryland corporation (the "Fund"), on behalf of its MISSOURI SERIES (the "Series"), and LORD ABBETT DISTRIBUTOR LLC, a New York limited liability company (the "Distributor").

     WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"); and the Distributor is the exclusive selling agent of the Fund's shares of capital stock, including the Series' Class A shares (the "Shares") pursuant to the Distribution Agreement between the Fund and the Distributor, dated as of the date hereof (the "Distribution Agreement").

     WHEREAS, the Fund desires to adopt a Distribution Plan and Agreement (the "Plan") for the Series with the Distributor, as permitted by Rule 12b-1 under the Act, pursuant to which the Series may make certain payments to the Distributor to be used by the Distributor or paid to institutions and persons permitted by applicable law and/or rules to receive such payments ("Authorized Institutions") in connection with sales of Shares and/or servicing of accounts of shareholders holding Shares.

     WHEREAS, the Fund's Board of Directors has determined that there is a reasonable likelihood that the Plan will benefit the Series and the holders of the Shares.

     NOW, THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, and subject to the effective date provisions of paragraph 8 of this Plan, it is agreed as follows.

     1. The Fund hereby authorizes the Distributor to enter into agreements with Authorized Institutions (the "Agreements") which may provide for the payment to such Authorized Institutions of distribution and service fees which the Distributor receives from the Series in order to provide additional incentives to such Authorized Institutions (i) to sell Shares and (ii) to
                                            -                      --
provide continuing information and investment services to their accounts holding Shares and otherwise to encourage their accounts to remain invested in the Shares.

     2. The Fund also hereby authorizes the Distributor to use payments received hereunder from the Series in order to (a) finance any activity which is
                                                -
primarily intended to result in the sale of Shares and (b) provide continuing
                                                        -
information and investment services to shareholder accounts not serviced by Authorized Institutions receiving a service fee from the Distributor hereunder and otherwise to encourage such accounts to remain invested in the Shares;

provided that (i) any payments referred to in the foregoing clause (a) shall not
--------       -
exceed the distribution fee permitted to be paid at the time under paragraph 3 of this Plan and shall be authorized by the Board of Directors of the Fund by a vote of the kind referred to in paragraph 10 of this Plan and (ii) any payments
                                                               --
referred to in clause (b) shall not exceed the service fee permitted to be paid at the time under paragraph 3 of this Plan.

     3. The Series is authorized to pay the Distributor hereunder for remittance to Authorized Institutions and/or use by the Distributor pursuant to this Plan (a) service fees and (b) distribution fees, each at an annual rate not
           -                    -
to exceed .25 of 1% of the average annual net asset value of Shares outstanding. The Board of Directors of the Fund shall from time to time determine the amounts, within the foregoing maximum amounts, that the Series may pay the Distributor hereunder. Any such fees (which may be waived by the Authorized Institutions in whole or in part) may be calculated and paid quarterly or more frequently if approved by the Board of Directors of the Fund. Such determinations and approvals by the Board of Directors shall be made and given by votes of the kind referred to in paragraph 10 of this Plan. Payments by holders of Shares to the Series of contingent deferred reimbursement charges relating to distribution fees paid by the Series hereunder shall reduce the amount of distribution fees for purposes of the annual 0.25% distribution fee limit. The Distributor will monitor the payments hereunder and shall reduce such payments or take such other steps as may be necessary to assure that (i) the
                                                                      -
payments pursuant to this Plan shall be consistent with Article III, Section 26, subparagraphs (d)(2) and (5) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc. with respect to investment companies with asset-based sales charges and service fees, as the same may be in effect from time to time and (ii) the Series shall not pay with respect to any
                       --
Authorized Institution service fees equal to more than .25 of 1% of the average annual net asset value of Shares sold by (or attributable to Shares or shares sold by) such Authorized Institution and held in an account covered by an Agreement.

     4. The net asset value of the Shares shall be determined as provided in the Articles of Incorporation of the Fund. If the Distributor waives all or a portion of the fees which are to be paid by the Series hereunder, the Distributor shall not be deemed to have waived its rights under this Agreement to have the Series pay such fees in the future.

     5. The Secretary of the Fund, or in his absence the Chief Financial Officer, is hereby authorized to direct the disposition of monies paid or payable by the Series hereunder and shall provide to the Fund's Board of Directors, and the Directors shall review at least quarterly, a written report of the amounts so expended pursuant to this Plan and the purposes for which such expenditures were made.

     6. Neither this Plan nor any other transaction between the parties hereto pursuant to this Plan shall be invalidated or in any way affected by the fact that any or all of the directors, officers, shareholders, or other representatives of the Fund are or may be "interested persons" of the Distributor, or any successor or assignee thereof, or that any or all of the directors, officers, partners, members or other representatives of the Distributor are or may be "interested persons" of the Fund, except as may otherwise be provided in the Act.

     7. The Distributor shall give the Fund the benefit of the Distributor's best judgment and good faith efforts in rendering services under this Plan. Other than to abide by the provisions hereof and render the services called for hereunder in good faith, the Distributor assumes no responsibility under this Plan and, having so acted, the Distributor shall not be held liable or held accountable for any mistake of law or fact, or for any loss or damage arising or resulting therefrom suffered by the Fund, the Series or any of the shareholders, creditors, directors, or officers of the Fund; provided however, that nothing herein shall be deemed to protect the Distributor against any liability to the Fund or the Series' shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of the reckless disregard of its obligations and duties hereunder.

     8. This Plan shall become effective on the first day of the calendar quarter subsequent to the Series' net assets reaching $100 million. Notwithstanding the foregoing, the Plan shall become effective on such date and shall continue in effect thereafter only so long as such continuance is specifically approved at least annually from the date hereof by a vote of the Board of Directors of the Fund, including the vote of a majority of the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan, cast in person at a meeting called for the purpose of voting on such renewal.

     9. This Plan may not be amended to increase materially the amount to be spent by the Series hereunder above the maximum amounts referred to in paragraph 3 of this Plan without a shareholder vote in compliance with Rule 12b-1 and Rule 18f-3 under the Act as in effect at such time, and each material amendment must be approved by a vote of the Board of Directors of the Fund, including the vote of a majority of the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan, cast in person at a meeting called for the purpose of voting on such amendment. Amendments to this Plan which do not increase materially the amount to be spent by the Series hereunder above the maximum amounts referred to in paragraph 3 of this Plan may be made pursuant to paragraph 10 of this Plan.

     10. Amendments to this Plan other than material amendments of the kind referred to in the forgoing paragraph 9 may be adopted by a vote of the Board of Directors of the Fund, including the vote of a majority of the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan. The Board of Directors of the Fund may, by such a vote, interpret this Plan and make all determinations necessary or advisable for its administration.

     11. This Plan may be terminated at any time without the payment of any penalty (a) by the vote of a majority of the directors of the Fund who are not
         -
"interested persons" of the Fund and have no direct or indirect financial interest in the operation of this Plan or in any agreement related to the Plan, or (b) by a shareholder vote in compliance with Rule 12b-1 and Rule 18f-3 under
    -
the Act as in effect at such time. This Plan shall automatically terminate in the event of its assignment.

     12. So long as this Plan shall remain in effect, the selection and nomination of those directors of the Fund who are not "interested persons" of the Fund are committed to the discretion of such disinterested directors. The terms "interested persons," "assignment" and "vote of a majority of the outstanding voting securities" shall have the same meanings as those terms are defined in the Act.

     IN WITNESS WHEREOF, each of the parties has caused this in strument to be executed in its name and on its behalf by its duly authorized repre sentative as of the date first above written.



                                          LORD ABBETT TAX-FREE INCOME FUND, INC.

                                          By:_____________________________
                                            President

ATTEST:

_____________________
Assistant Secretary

                                           LORD ABBETT DISTRIBUTOR LLC


                                           By:_____________________________

                                                                       EXHIBIT C

    PROPOSED AMENDMENT TO ARTICLES OF INCORPORATION OF THE FUND AUTHORIZING THE BOARD OF DIRECTORS TO CREATE NEW CLASSES AND SERIES OF SHARES OF THE
 CAPITAL STOCK OF THE FUND AND CONFIRMING THAT THE FUND MAY IMPOSE CONTINGENT
         DEFERRED SALES CHARGES IN CONNECTION WITH ITS RULE 12B-1 PLANS
  --------------------------------------------------------------------------


The following text shows those provisions of the Articles of Incorporation of the Fund that are to be amended; the text that is lined through shows deletions and the text that is double underlined indicates additions.

                                   ARTICLE V

  SECTION 1. The total number of shares which the Corporation has authority to issue is 1,000,000,000 shares of capital stock of the par value of $.001 each (the "Shares"), having an aggregate par value of $1,000,000. The
     =========
Board of Directors of the Corporation shall have full power and authority,
==========================================================================
from time to time, to classify or reclassify any unissued Shares, including,
                 =====                                          ============
without limitation, the power to classify or reclassify unissued  shares into
=============================================================================
series, and to classify or reclassify a series into one or more classes of
==========================================================================
stock that may be invested together in the common investment portfolio in which
===============================================================================
the series is invested, by setting or changing the preferences, conversion or
=======================
other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of such shares of stock.
                                                             ================
All Shares of a series shall represent the same interest in the Corporation and
===============================================================================
have the same preferences, conversion or other rights, voting powers,
===============================================================================
restrictions, limitations as to dividends, qualifications, and terms and
===============================================================================
conditions of redemption as the other Shares of that series, except to the
===============================================================================
extent that the Board of Directors provides for differing preferences,
===============================================================================
conversion or other rights, voting powers, restrictions, limitations as to
===============================================================================
dividends, qualifications, or terms or conditions of redemption of Shares of
===============================================================================
classes of such series as determined pursuant to Articles Supplementary filed
===============================================================================
for record with the State Department of Assessments and Taxation of Maryland, or
================================================================================
as otherwise determined pursuant to these Articles or by the Board of Directors
===============================================================================
in accordance with law. The Shares shall initially be classified into nine
==========================================================================
series designated initially as
==============================
the "National Series", consisting of 80,000,000 Shares, the "Connecticut
========================================================================
Series", consisting of 40,000,000 Shares, the "Hawaii Series", consisting of
============================================================================
40,000,000 Shares, the "Minnesota Series", consisting of 40,000,000 Shares, the
===============================================================================
"Missouri Series", consisting of 40,000,000 Shares, the "New Jersey Series",
============================================================================
consisting of 80,000,000 Shares, the "New York Series", consisting of 80,000,000
================================================================================
Shares, the "Texas Series", consisting of 40,000,000 Shares and the "Washington
===============================================================================
Series", consisting of 40,000,000 Shares.  Prior to the first classification of
===============================================================================
a series into additional classes, all outstanding Shares of such series shall be
================================================================================
of a single class.  Notwithstanding any other provision of these Articles, upon
===============================================================================
the classification of unissued Shares into additional series, the Board of
==========================================================================
Directors shall specify a legal name for the new series in appropriate charter
==============================================================================
documents filed for record with the State Department of Assessments and Taxation
================================================================================
of Maryland providing for such name change and classification, and upon the
===========================================================================
first classification of a series into additional classes, the Board of Directors
================================================================================
shall specify a legal name for the outstanding class, as well as for the new
============================================================================
class or classes, in appropriate charter documents filed for record with the
============================================================================
State Department of Assessments and Taxation of Maryland providing for such name
================================================================================
change and classification.
==========================

     SECTION 2. A description of the relative preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of all series and classes of series of
                                              ===============================
Shares is as follows, unless otherwise set forth in Articles Supplementary filed for record with the State Department of Assessments and Taxation of Maryland or
==========                                                       ==============
otherwise determined pursuant to these Articles:
================================================

          (a) Assets Belonging to Series.  All consideration received or
              --------------------======                              ==
receivable by the Corporation for the issuance or sale of Shares of a particular
==========
series, together with all assets in which such consideration is invested or
======
reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that series for all purposes,
                                                       ======
subject only to the rights of creditors, and shall be so recorded upon the books of account of the Corporation. Such consideration, assets, income, earnings, profits and proceeds, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, together with any unallocated items (as hereinafter defined) relating to that series as provided in the following
                                          ======
sentence, are herein referred to as "assets belonging to" that series. In the
                                                               ======
event that there are any assets, income, earnings, profits or proceeds thereof, funds or payments which are not readily identifiable as belonging to any particular series (collectively "Unallocated Items"), the Board of Directors
           ======
shall allocate such Unallocated Items to and among any one or more of the series created from time to time in such manner and on such basis as it, in
======
its sole discretion, deems fair and equitable; and any Unallocated Items so allocated to a particular series shall belong to that series. Each such
                          ======                      ======
allocation by the Board of Directors shall be conclusive and binding upon the stockholders of all series for all purposes.
                    ======

          (b) Liabilities Belonging to Series.  The assets belonging to each
              --------------------------======
particular series shall be charged with the liabilities of the Corporation in
           ======
respect of that series, including any class thereof, and with all expenses,
                ====================================
costs, charges and reserves attributable to that series, including any such
                                                 ==========================
class, and shall be so recorded upon the books of account of the Corporation.
=====
Such liabilities, expenses, costs, charges and reserves, together with any unallo cated items (as hereinafter defined) relating to that series, including
                                                             =================
any class thereof, as provided in the following sentence, so charged to that
==================
series, are herein referred to as "liabilities belonging to" that series. In the
=======                                                           ======
event there are any unallocated liabilities, expenses, costs, charges or reserves of the Corporation which are not readily identifiable as belonging to any particular series (collectively "Unallocated Items"), the Board of Directors
               ======
shall allocate and charge such Unallocated Items to and among any one or more of the series created from time to time in such manner and on such basis as the
    ======
Board of Directors in its sole discretion deems fair and equitable; and any Unallocated Items so allocated and charged to a particular series shall belong to that series. Each such allocation
           ======                      ======
by the Board of Directors shall be conclusive and binding upon the stockholders of all series for all purposes. To the extent determined by the Board of
       ======                    ========================================
Directors, liabilities and expenses relating solely to a particular class
=========================================================================
(including, without limitation, distribution expenses under a Rule 12b-1 plan
=============================================================================
and administrative expenses under an administration or service agreement, plan
==============================================================================
or other arrangement, however designated, which may be adopted for such class)
==============================================================================
shall be allocated to and borne by such class and shall be appropriately
========================================================================
reflected (in the manner determined by the Board of Directors) in the net asset
===============================================================================
value, dividends and distributions and liquidation rights of the shares of such
===============================================================================
class.
======

          (c) Dividends.  Dividends and distributions on Shares of a particular
              ---------
series may be paid to the holders of Shares of that series at such
======                                              ======
times, in such manner and from such of the income and capital gains, accrued or realized, from the assets belonging to that series, after providing for
                                            ======
actual and accrued liabilities belonging to that series, as the Board of
                                                 ======
Directors may determine.  Such dividends and distributions may vary between or
                        ======================================================
among classes of a series to reflect differing allocations of liabilities and
=============================================================================
expenses of such series between or among such classes to such extent as may be
==============================================================================
provided in or determined pursuant to Articles Supplementary filed for record
=============================================================================
with the State Department of Assessments and Taxation of Maryland or as may
===========================================================================
otherwise be determined by the Board of Directors.
==================================================

          (d) Liquidation.  In the event of the liquidation or dissolution of
              -----------
the Corporation, the stockholders of each series shall be entitled to receive,
                                          ======
as a series, when and as declared by the Board of Directors, the excess of
     ======
the assets belonging to that series over the liabilities belonging to that
                             ======
series.  The assets so distributable to the stockholders of one or more classes
======                                                      ===================
of a series shall be distributed among such stockholders in proportion to the
===========
respective aggregate
====================
net asset values of the shares of such series held by them and recorded on the
=============================================
books of the Corporation.

          (e) Voting.  On each matter submitted to vote of the stockholders,
              ------
each holder of a Share shall be entitled to one vote for each such Share standing in his name on the books of the Corporation irrespective of the series or class thereof and all shares of all series and classes shall vote as
===============                 ======        ==================
a single class ("Single Class Voting"); provided, however, that (i) as to any
                                                                 -
matter with respect to which a separate vote of any series or class is
                                                    ===============
required by the Investment Company Act of 1940, as amended from time to time,
                                                =============================
applicable rules and regulations thereunder, or the Maryland General Corporation
================================================
Law, such requirement as to a separate vote of that series or class shall
          ===========                          ==      ===============
apply in lieu of Single Class Voting as described above; (ii) in the event that
                                                          --
the separate vote requirements referred to in (i) above apply with respect to one or more (but less than all) series or classes, then, subject to (iii) below,
            =====================================
the shares of all other series and classes shall vote as a single class; and
    ======              ==================
(iii) as to any matter which does not affect the interest of a particular
 ---
series or class, only the holders of shares of the one or more affected series
===============                      ======                             ======
or classes shall be entitled to vote.
==========

          (f) Conversion.  At such times (which times may vary among shares of a
              ==================================================================
class) as may be determined by the Board of Directors, Shares of a particular
=============================================================================
class of a series may be automatically converted into Shares of another class of
================================================================================
such series based on the relative net asset values of such classes at the time
==============================================================================
of conversion, subject, however, to any conditions of conversion that may be
============================================================================
imposed by the Board of Directors.
==================================

          (g) Equality.  All Shares of each particular series shall
          === --------                                 ======
represent an equal proportionate interest in the assets belonging to that series (subject to the liabilities belonging to that series), but the
======                                               =======
provisions of this sentence or any other provision of these Articles shall not
                            ========================================
restrict
any distinctions that may exist with respect to stockholder elections to receive dividends or distributions in cash or Shares or that may otherwise exist with respect to dividends and distributions on Shares of the same series.
                                                             ======

     SECTION 3. The Shares of the Corporation shall be subject to the following provisions:

(a) All Shares now or hereafter authorized shall be subject to redemption and redeemable at the option of the stockholder, in the sense used in the General Laws of the State of Maryland authorizing the formation of corporations. Each holder of the Shares, upon request to the Corporation accompanied by surrender (to the Corporation, or an agent designated by it) of the appropriate stock certificate or certificates, if any, in proper form for transfer, and such other instruments as the Board of Directors may require, shall be entitled to require the Corporation to redeem all or any part of the Shares outstanding in the name of such holder on the books of the Corporation, at a redemption price equal to the net asset value of such Shares determined as hereinafter set forth. Notwithstanding the foregoing,
                                               ================================
     the Corporation may deduct from the proceeds otherwise due to any
     =================================================================
     stockholder requiring the  Corporation to redeem Shares a redemption
     ====================================================================
     charge not to exceed one percent (1%) of such net asset value or a
     =======                                                        ====
     reimbursement charge, a deferred sales charge or other charge that is
     =====================================================================
     integral to the Corporation's distribution  program (which charges may vary
     ===========================================================================
     within and among series and classes) as may  be established from time to
     ===========================================================
     time by the Board of Directors.
          =========================

          (b) Notwithstanding the foregoing, the Board of Directors of the Corporation may suspend the right of the holders of the Shares to require the Corporation to redeem Shares or may suspend any voluntary purchase of such Shares.

          (c) The Corporation, pursuant to a resolution of the Board of Directors and without the vote or consent of stockholders of the Corporation, shall have the right to redeem at net asset value all Shares, in any stockholder account in which there are less than 25 shares or such lesser number of Shares as shall be specified in such resolution. Such resolution shall set forth that redemption of Shares in such accounts has been determined to be necessary to reduce dis proportionately burdensome expenses in servicing stockholder accounts, or to be otherwise in the economic best interest of the Corporation. Such resolution shall provide that prior notice of at least 30 days shall be given to a stockholder before such redemption of shares and the stockholder will have 30 days (or such longer period as is specified in the resolution) from the date of the notice to avoid such redemption by increasing his account to at least 25 Shares, or such lesser number of Shares as is specified in the resolution.

                                  Article VII

     SECTION 1.

     (b) To declare (from interest, dividends or other income received or accrued, from accruals of original issue or other discounts on obligations held, from capital or other profits on portfolio assets whether realized or unrealized, from surplus whether earned, capital or paid in from any other lawful sources with respect to a particular series) dividends and distributions
                                            =======
on the Corporation's shares, with respect to such series, for payment in cash,
                                                  ======
property or the Corporation's own stock to stockholders of record on such dates (which may be as frequently as every day) and payable at such intervals as the Board of Directors shall determine at any time in advance of such payment, whether or not in the amount of such payment can at that time be determined or must be calculated subsequent to declaration and prior to payment by reference to amounts or other factors not yet determined at the time of declaration (including but not limited to the amount of a dividend or distribution to be determined only by reference to what is sufficient to enable the Corporation to qualify as a regulated investment company under the United States Internal Revenue Code or to avoid liability for Federal income tax); provided that if a dividend is paid from any source other than earned surplus, the source of the dividend shall be disclosed not later than at the time of payment to the stockholders of such series who receive it (the authority granted by this
                     ======
subsection (b) to permit, without limitation, and if otherwise lawful: the declaration of dividends or distributions by means of a formula or other similar method of determination whether or not the amount of such dividend or distribution can be calculated at the time of such declaration; establishing record or payment dates for dividends or distributions on any basis, including establishing a number of record or payment dates subsequent to the declaration of any dividend or distribution; establishing the same payment date for any number of dividends or distributions declared prior to such date; providing for the payment of dividends or distributions declared and as yet unpaid to stockholders of the Corporation redeeming shares prior to the payment date otherwise applicable; and providing in advance for the conditions under which any dividend or distribution may be payable in the Corporation's own shares to all or less than all of the Corporation's stockholders with respect to a particular series and for the calculation of any transfer from earned
           ======
surplus to capital surplus in excess of the transfer to the stated capital of the aggregate par value of the shares of a particular series so to be issued,
                                                      ======
whether such dividend or distribution is in authorized but unissued or in treasury shares of the Corporation.

(c) To issue and sell or to cause the issuance and sale of Shares, in such amounts and on such terms and conditions, for such purpose and for such amount or kind of consideration as is now or hereafter permitted by the laws of the State of Maryland and in accordance with the Investment Company Act of 1940;

(d)  To purchase and to cause to be purchased Shares, of any series,
                                                             ======
     pursuant to these Articles of Incorporation, upon tender thereof by the holder or holders thereof or otherwise, provided the Corporation has assets belonging to that series legally available for such purpose whether arising out
             ======
     of paid-in surplus, other surplus, net profits or otherwise, to such extent and in such manner and upon such terms as the Board of Directors shall deem expedient, and to pay for such Shares in cash belonging to that series then
                                                                     ======
     held or owned by the Corporation;

(g)  To authorize any agreement of the character described in subsection (e) or
                                                              ==========
     (f) of this Section 1 with any person, corporation, association, partnership or other organization, although one or more of the members of the Board of Directors or Officers of the Corporation may be the other party to any such agreement or an officer, director, shareholder, or member of such other party, and no such agreement shall be invalidated or rendered voidable by reason of the existence of any such relationship. Any director of the Corporation who is also a director or officer of such corporation or who is so interested may be counted in determining the existence of a quorum at any meeting of the Board of Directors which shall authorize any such agreement, and may vote thereat to authorize any such contract or transaction, with like force and effect as if he were not such director or officer of such other corporation or not so interested. Any agreement entered into pursuant to said subsections (e) or (f)
     =========
     shall be consistent with and subject to the requirements of the Investment Company Act of 1940, as amended from time to time, applicable rules and
                        ====================================================
     regulations thereunder, or any other applicable Act of Congress hereafter
     ===============================
     enacted, and no amendment to any agreement entered into pursuant to said subsection (e) (other than an amendment reducing the compensation of the other party thereto) shall be effective unless assented to by the affirmative vote of a majority of the outstanding voting securities of the Corporation (as such phrase is defined in the Investment Company
                 =
     Act of 1940, as amended from time to time) entitled to vote on the matter.
                ===============================================================

     SECTION 2. The Board of Directors may authorize the purchase by the Corporation, either directly or through any agent, of the Shares, in the open market or otherwise, at prices not in excess of the net asset value of such Shares (determined as hereinafter provided) as of a time determined by the Board of Directors reasonably proximate to the time of purchase by the Corporation or any such agent.

     SECTION 3.  For the purposes referred to in these Articles of
              =
Incorporation, the net asset value of shares of the capital stock of the
                                      ==================================
Corporation of each series and class as of any particular time (a "determination
=====================================                          =================
time") shall be determined by or pursuant to the direction of the Board of
======
Directors as follows:

     (a)     At times when a series is not classified into multiple classes, the
             ===================================================================
net asset value of each share of stock of a series, as of a determination
                        =====            ==================================
time, shall be the quotient, carried out to not less than two decimal points, obtained by dividing the net value of the assets of the Corporation belonging to that series (determined as hereinafter provided) as of such determination
        ======
time by the total number of shares of that series then outstanding, including
                            ======         ======
all shares of that series which the Corporation has agreed to sell for which
    ======         ======
the price has been determined, and excluding shares of that series which the
                                             ======         ======
Corporation has agreed to purchase or which are subject to redemption for
                                     ==================================
which the price has been determined.

The net value of the assets of the Corporation of a series as of a
                                                    ======       =
 determination time shall be determined in accordance with sound accounting practice by deducting from the gross value of the assets of the Corporation belonging to that series (determined as hereinafter provided), the amount of
                  ======
all liabilities belonging to that series (as such terms are defined in
                                  ====================================
subsection (b) of Section 2 of Article V), in each case as of such determination
================================================================================
time.
=====

The gross value of the assets of the Corporation belonging to a series as of
                                                 ===========================
such determination time shall be an amount equal to all cash, receivables, the market value of all securities for which market quotations are readily available and the fair value of other assets of the Corporation belonging to that series
                                                                        ======
(as such terms are defined in subsection (a) of Section 2 of Article V) at
=======================================================================
such determination time, all determined in accordance with sound accounting practice. Securities held shall be valued pursuant to methods approved by the Board of Directors and in accordance with applicable statutes and regulations. The determination of the market value of securities hereunder may be determined by reference to any recognized source of quotations or to a valuation service approved by the Board of Directors.

     (b) At times when a series is classified into multiple classes, the net
     === ===================================================================
asset value of each share of stock of a class of such series shall be determined
================================================================================
in accordance with the foregoing subsection (a) with appropriate adjustments to
===============================================================================
reflect differing allocations of liabilities and expenses of such series between
================================================================================
or among such classes to such extent as may be provided in or determined
========================================================================
pursuant to Articles Supplementary filed for record with the State Department of
================================================================================
Assessments and Taxation of Maryland or as may otherwise be determined by the
=============================================================================
Board of Directors.
===================

     SECTION 4. The presence in person or by proxy of the holders of one-third of the Shares issued and outstanding and entitled to vote thereat shall constitute a quorum for the transaction of any business at all meetings of the shareholders, except as otherwise provided by law or in these Articles of
            =
Incorporation and except that where the holders of Shares of any series or
                                                                 =========
class are entitled to a separate vote as such series or class (each such series
=====                                    ======================================
or class, a "Separate Class") or where the holders of Shares of two or more
=============================
(but not all) series or classes are required to vote as a single series or
              =================                                  =========
class (each such single series or class, a "Combined Class"), the presence in
============================================================
person or by proxy of the holders of one-third of the Shares of that Separate Class or Combined Class, as the case may be, issued and outstanding and entitled to vote thereat shall constitute a quorum for such vote. If, however, a quorum with respect to all series, including all classes thereof, a Separate Class or
                    =====================================
a Combined Class, as the case may be, shall not be present or represented at any meeting of the shareholders, the holders of a majority of the Shares of all series, such Separate Class or such Combined Class, as the case may be, present
======
in person or by proxy and entitled to vote shall have power to adjourn the meeting from time to time as to all series, such Separate Class or such
                                    ======
Combined Class, as the case may be, without notice other than announcement at the meeting, until the requisite number of Shares entitled to vote at such meeting shall be present. At such adjourned meeting at which the requisite number of Shares entitled to vote thereat shall be represented any business may be transacted which might have been transacted at the meeting as originally notified. The absence from any meeting of stockholders of the number of Shares in excess of one-third of the Shares of all series or classes, or of the
                                            ==================
affected series or classes, as the case may be, which may be required by the
         ======    =======
laws of the State of Maryland, the Investment Company Act of 1940 or any other applicable law, or by these Articles of Incorporation, for action upon any given matter shall not prevent action at such meeting upon any other matter or
                                      ==
matters which may properly come before the meeting, if there shall be present thereat, in person or by proxy, holders of the number of Shares required for action in respect of such other matter or matters.

     SECTION 5. Any determination as to any of the following matters made by or pursuant to the direction of the Board of Directors consistent with these Articles of Incorporation and in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of duties, shall be final and conclusive and shall be binding upon the Corporation and every holder of the Shares, of any
                                                                        =
series or class, namely, the amount of the assets, obligations, liabilities and
===============
expenses of the Corporation or belonging to any series or with respect to any
                            ==                  =============================
class; the amount of the net income of the Corporation from dividends and
=====
interest for any period and the amount of assets at any time legally available for the payment of dividends with respect to any series or class; the amount of
                                                 ===============
paid-in surplus, other surplus, annual or other net profits, or net assets in excess of capital, undivided profits, or excess of profits over losses on sales of securities belonging to the Corporation or any series or class; the amount,
                           ======================================
purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged) with respect to the Corporation
                                                            ===============
or any series or class; the market value, or any sale, bid or asked price to be
======================
applied in determining the market value, of any security owned or held by the Corporation; the fair value of any asset owned by the Corporation; the number of Shares of the Corporation of any series or class issued or issuable;
                                 ===============           ========
the existence of conditions permitting the postponement of payment of the
                                                        ==
repurchase price of Shares of any series or class or the suspension of the
                                  ===============
right of redemption as provided by law; any matter relating to the acquisition, holding and disposition of securities and other assets by the Corporation; any question as to whether any transaction constitutes a purchase of securities on margin, a short sale of securities, or an underwriting of the sale of, or participation in any underwriting or selling group in connection with the public distribution of any securities; and any matter relating to the issue, sale, repurchase and/or other acquisition or disposition of Shares of any series or class.
===============



                                  Article VIII

          From time to time any of the provisions of these Articles of Incorporation may be amended, altered or repealed (including any amendment that changes the terms of any of the outstanding stock by classification, reclassification or otherwise), and other provisions that might, under the statutes of the State of Maryland at the time in force, be lawfully contained in Articles of Incorporation may be added or inserted, upon the vote of the holders of a majority of the Shares at the time outstanding and entitled to vote, and all rights at any time conferred upon the stockholders of the Corporation by these Articles of Incorporation are subject to the provisions of this Article VIII.

                     LORD ABBETT TAX-FREE INCOME FUND, INC.
                                NATIONAL SERIES

                         ANNUAL MEETING OF SHAREHOLDERS
                                 JUNE 19, 1996
                                767 Fifth Avenue
                            New York, New York 10153
                            Tel. No. (212) 848-1800


     The undersigned hereby appoints KENNETH B. CUTLER, ROBERT S. DOW and RONALD
P. LYNCH and each of them proxies, with full power of substitution, to vote (according to the number of votes which the undersigned would be entitled to cast if then personally present) at the annual meeting of shareholders of LORD ABBETT TAX-FREE INCOME FUND, INC. (the "Fund") on June 19, 1996, including all adjournments, as specified below, and in their discretion upon such other business as may properly be brought before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS WHICH RECOMMENDS THAT YOU VOTE FOR PROPOSALS 1-6.

UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE VOTE OF THE UNDERSIGNED IS TO BE CAST FOR ALL PROPOSALS LISTED BELOW.

1.        Election of Directors:
          For [ ]   Without Authority [ ]   For All Except [ ]
          (NOTE: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
          NOMINEE, CHECK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME BELOW.)

          Ronald P. Lynch, Robert S. Dow, E. Wayne Nordberg, E. Thayer Bigelow, Stewart S. Dixon, John C. Jansing, C. Alan MacDonald, Hansel B. Millican, Jr. and Thomas J. Neff.

2.        For [ ]   Against [ ]   Abstain  [ ]   To ratify the selection of
          Deloitte & Touche LLP as independent public accountants of the Fund for the fiscal year ending September 30, 1996.

3.        For [ ]   Against [ ]   Abstain  [ ]   To approve or disapprove the
          proposed change in the Series' investment objective, as described in the proxy statement.

4.        For [ ]   Against [ ]   Abstain  [ ]   To approve or disapprove the
          proposed changes in the Series' fundamental investment policies and restrictions, as described in the proxy statement.

5. For [ ] Against [ ] Abstain [ ] To approve or disapprove the proposed new Distribution Plan and Agreement for the Series' existing class of shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as described in the proxy statement.

6. For [ ] Against [ ] Abstain [ ] To approve or disapprove an amendment to the Fund's Articles of Incorporation (i) authorizing the
                                                             -
          Board of Directors to create new classes of shares of capital stock; and (ii) confirming that the board may impose contingent deferred
               --
          sales charges in connection with new classes of shares to be created, as described in the proxy statement.

ACCOUNT NUMBER      SHARES            PROXY NUMBER

LORD ABBETT TAX-FREE INCOME FUND, INC.
  NATIONAL SERIES


PLEASE SIGN, DATE AND MAIL THIS PROXY IN THE POSTAGE PAID RETURN ENVELOPE PROVIDED.

For information as to the voting of stock registered in more than one name, see page 1 of the proxy statement. When signing the proxy as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are acting. Only autho rized officers should sign for corporations.

Date:......................................................

Signature(s) of Shareholder(s) as shown at left

 .............................................................

 .............................................................
                (Please read other side)

                     LORD ABBETT TAX-FREE INCOME FUND, INC.
                               CONNECTICUT SERIES

                         ANNUAL MEETING OF SHAREHOLDERS
                                 JUNE 19, 1996
                                767 Fifth Avenue
                            New York, New York 10153
                            Tel. No. (212) 848-1800


        The undersigned hereby appoints KENNETH B. CUTLER, ROBERT S. DOW and RONALD P. LYNCH and each of them proxies, with full power of substitution, to vote (according to the number of votes which the undersigned would be entitled to cast if then personally present) at the annual meeting of shareholders of LORD ABBETT TAX-FREE INCOME FUND, INC. (the "Fund") on June 19, 1996, including all adjournments, as specified below, and in their discretion upon such other business as may properly be brought before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS WHICH RECOMMENDS THAT YOU VOTE FOR PROPOSALS 1-6.

UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE VOTE OF THE UNDERSIGNED IS TO BE CAST FOR ALL PROPOSALS LISTED BELOW.

1.      Election of Directors:
        For [ ]  Without Authority [ ]  For All Except [ ]
        (NOTE: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, CHECK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME BELOW.)

        Ronald P. Lynch, Robert S. Dow, E. Wayne Nordberg, E. Thayer Bigelow, Stewart S. Dixon, John C. Jansing, C. Alan MacDonald, Hansel B. Millican, Jr. and Thomas J. Neff.

2. For [ ] Against [ ] Abstain [ ] To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Fund for the fiscal year ending September 30, 1996.

3. For [ ] Against [ ] Abstain [ ] To approve or disapprove the proposed change in the Series' investment objective, as described in the proxy statement.

4. For [ ] Against [ ] Abstain [ ] To approve or disapprove the proposed changes in the Series' fundamental investment policies and restrictions, as described in the proxy statement.

5. For [ ] Against [ ] Abstain [ ] To approve or disapprove the proposed new Distribution Plan and Agreement for the Series' existing class of shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as described in the proxy statement.

6. For [ ] Against [ ] Abstain [ ] To approve or disapprove an amendment to the Fund's Articles of Incorporation (i) authorizing the Board of
                                                 -
        Directors to create new classes of shares of capital stock; and (ii)
                                                                         --
        confirming that the board may impose contingent deferred sales charges in connection with new classes of shares to be created, as described in the proxy statement.

ACCOUNT NUMBER      SHARES            PROXY NUMBER

LORD ABBETT TAX-FREE INCOME FUND, INC.
  CONNECTICUT SERIES


PLEASE SIGN, DATE AND MAIL THIS PROXY IN THE POSTAGE PAID RETURN ENVELOPE PROVIDED.


For information as to the voting of stock registered in more than one name, see page 1 of the proxy statement. When signing the proxy as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are acting. Only autho rized officers should sign for corporations.

Date:......................................................

Signature(s) of Shareholder(s) as shown at left

 .............................................................

 .............................................................
                (Please read other side)

                     LORD ABBETT TAX-FREE INCOME FUND, INC.
                                 HAWAII SERIES

                         ANNUAL MEETING OF SHAREHOLDERS
                                 JUNE 19, 1996
                                767 Fifth Avenue
                            New York, New York 10153
                            Tel. No. (212) 848-1800

        The undersigned hereby appoints KENNETH B. CUTLER, ROBERT S. DOW and RONALD P. LYNCH and each of them proxies, with full power of substitution, to vote (according to the number of votes which the undersigned would be entitled to cast if then personally present) at the annual meeting of shareholders of LORD ABBETT TAX-FREE INCOME FUND, INC. (the "Fund") on June 19, 1996, including all adjournments, as specified below, and in their discretion upon such other business as may properly be brought before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS WHICH RECOMMENDS THAT YOU VOTE FOR PROPOSALS 1-6.

UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE VOTE OF THE UNDERSIGNED IS TO BE CAST FOR ALL PROPOSALS LISTED BELOW.

1.      Election of Directors:
        For [ ]  Without Authority [ ]  For All Except [ ]
        (NOTE: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, CHECK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME BELOW.)

        Ronald P. Lynch, Robert S. Dow, E. Wayne Nordberg, E. Thayer Bigelow, Stewart S. Dixon, John C. Jansing, C. Alan MacDonald, Hansel B. Millican, Jr. and Thomas J. Neff.

2. For [ ] Against [ ] Abstain [ ] To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Fund for the fiscal year ending September 30, 1996.

3. For [ ] Against [ ] Abstain [ ] To approve or disapprove the proposed change in the Series' investment objective, as described in the proxy statement.

4. For [ ] Against [ ] Abstain [ ] To approve or disapprove the proposed changes in the Series' fundamental investment policies and restrictions, as described in the proxy statement.

5. For [ ] Against [ ] Abstain [ ] To approve or disapprove the proposed new Distribution Plan and Agreement for the Series' existing class of shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as described in the proxy statement.

6. For [ ] Against [ ] Abstain [ ] To approve or disapprove an amendment to the Fund's Articles of Incorporation (i) authorizing the
                                                           -
        Board of Directors to create new classes of shares of capital stock; and (ii) confirming that the board may impose contingent deferred sales
             --
        charges in connection with new classes of shares to be created, as described in the proxy statement.

ACCOUNT NUMBER      SHARES            PROXY NUMBER

LORD ABBETT TAX-FREE INCOME FUND, INC.
  HAWAII SERIES


PLEASE SIGN, DATE AND MAIL THIS PROXY IN THE POSTAGE PAID RETURN ENVELOPE PROVIDED.

For information as to the voting of stock registered in more than one name, see page 1 of the proxy statement. When signing the proxy as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are acting. Only autho rized officers should sign for corporations.

Date:......................................................

Signature(s) of Shareholder(s) as shown at left

 .............................................................

 .............................................................
                  (Please read other side)

                     LORD ABBETT TAX-FREE INCOME FUND, INC.
                                MINNESOTA SERIES

                         ANNUAL MEETING OF SHAREHOLDERS
                                 JUNE 19, 1996
                                767 Fifth Avenue
                            New York, New York 10153
                            Tel. No. (212) 848-1800

        The undersigned hereby appoints KENNETH B. CUTLER, ROBERT S. DOW and RONALD P. LYNCH and each of them proxies, with full power of substitution, to vote (according to the number of votes which the undersigned would be entitled to cast if then personally present) at the annual meeting of shareholders of LORD ABBETT TAX-FREE INCOME FUND, INC. (the "Fund") on June 19, 1996, including all adjournments, as specified below, and in their discretion upon such other business as may properly be brought before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS WHICH RECOMMENDS THAT YOU VOTE FOR PROPOSALS 1-6.

UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE VOTE OF THE UNDERSIGNED IS TO BE CAST FOR ALL PROPOSALS LISTED BELOW.

1.      Election of Directors:
        For [ ]  Without Authority [ ]  For All Except  [ ]
        (NOTE: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, CHECK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME BELOW.)

        Ronald P. Lynch, Robert S. Dow, E. Wayne Nordberg, E. Thayer Bigelow, Stewart S. Dixon, John C. Jansing, C. Alan MacDonald, Hansel B. Millican, Jr. and Thomas J. Neff.

2. For [ ] Against [ ] Abstain [ ] To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Fund for the fiscal year ending September 30, 1996.

3. For [ ] Against [ ] Abstain [ ] To approve or disapprove the proposed change in the Series' investment objective, as described in the proxy statement.

4. For [ ] Against [ ] Abstain [ ] To approve or disapprove the proposed changes in the Series' fundamental investment policies and restrictions, as described in the proxy statement.

5. For [ ] Against [ ] Abstain [ ] To approve or disapprove the proposed new Distribution Plan and Agreement for the Series' existing class of shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as described in the proxy statement.

6. For [ ] Against [ ] Abstain [ ] To approve or disapprove an amendment to the Fund's Articles of Incorporation (i) authorizing the
                                                           -
        Board of Directors to create new classes of shares of capital stock; and (ii) confirming that the board may impose contingent deferred sales
             --
        charges in connection with new classes of shares to be created, as described in the proxy statement.

ACCOUNT NUMBER      SHARES            PROXY NUMBER

LORD ABBETT TAX-FREE INCOME FUND, INC.
  MINNESOTA SERIES


PLEASE SIGN, DATE AND MAIL THIS PROXY IN THE POSTAGE PAID RETURN ENVELOPE PROVIDED.

For information as to the voting of stock registered in more than one name, see page 1 of the proxy statement. When signing the proxy as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are acting. Only autho rized officers should sign for corporations.

Date:......................................................

Signature(s) of Shareholder(s) as shown at left

 .............................................................

 .............................................................
                (Please read other side)

                     LORD ABBETT TAX-FREE INCOME FUND, INC.
                                MISSOURI SERIES

                         ANNUAL MEETING OF SHAREHOLDERS
                                 JUNE 19, 1996
                                767 Fifth Avenue
                            New York, New York 10153
                            Tel. No. (212) 848-1800

        The undersigned hereby appoints KENNETH B. CUTLER, ROBERT S. DOW and RONALD P. LYNCH and each of them proxies, with full power of substitution, to vote (according to the number of votes which the undersigned would be entitled to cast if then personally present) at the annual meeting of shareholders of LORD ABBETT TAX-FREE INCOME FUND, INC. (the "Fund") on June 19, 1996, including all adjournments, as specified below, and in their discretion upon such other business as may properly be brought before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS WHICH RECOMMENDS THAT YOU VOTE FOR PROPOSALS 1-6.

UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE VOTE OF THE UNDERSIGNED IS TO BE CAST FOR ALL PROPOSALS LISTED BELOW.

1.      Election of Directors:
        For [ ]  Without Authority [ ]  For All Except  [ ]
        (NOTE: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, CHECK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME BELOW.)

        Ronald P. Lynch, Robert S. Dow, E. Wayne Nordberg, E. Thayer Bigelow, Stewart S. Dixon, John C. Jansing, C. Alan MacDonald, Hansel B. Millican, Jr. and Thomas J. Neff.

2. For [ ] Against [ ] Abstain [ ] To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Fund for the fiscal year ending September 30, 1996.

3. For [ ] Against [ ] Abstain [ ] To approve or disapprove the proposed change in the Series' investment objective, as described in the proxy statement.

4. For [ ] Against [ ] Abstain [ ] To approve or disapprove the proposed changes in the Series' fundamental investment policies and restrictions, as described in the proxy statement.

5. For [ ] Against [ ] Abstain [ ] To approve or disapprove the proposed new Distribution Plan and Agreement for the Series' existing class of shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as described in the proxy statement.

6. For [ ] Against [ ] Abstain [ ] To approve or disapprove an amendment to the Fund's Articles of Incorporation (i) authorizing the
                                                           -
        Board of Directors to create new classes of shares of capital stock; and (ii) confirming that the board may impose contingent deferred sales
             --
        charges in connection with new classes of shares to be created, as described in the proxy statement.

ACCOUNT NUMBER      SHARES            PROXY NUMBER

LORD ABBETT TAX-FREE INCOME FUND, INC.
  MISSOURI SERIES


PLEASE SIGN, DATE AND MAIL THIS PROXY IN THE POSTAGE PAID RETURN ENVELOPE PROVIDED.

For information as to the voting of stock registered in more than one name, see page 1 of the proxy statement. When signing the proxy as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are acting. Only autho rized officers should sign for corporations.

Date:......................................................

Signature(s) of Shareholder(s) as shown at left

 .............................................................

 .............................................................
               (Please read other side)

                     LORD ABBETT TAX-FREE INCOME FUND, INC.
                               NEW JERSEY SERIES

                         ANNUAL MEETING OF SHAREHOLDERS
                                 JUNE 19, 1996
                                767 Fifth Avenue
                            New York, New York 10153
                            Tel. No. (212) 848-1800

        The undersigned hereby appoints KENNETH B. CUTLER, ROBERT S. DOW and RONALD P. LYNCH and each of them proxies, with full power of substitution, to vote (according to the number of votes which the undersigned would be entitled to cast if then personally present) at the annual meeting of shareholders of LORD ABBETT TAX-FREE INCOME FUND, INC. (the "Fund") on June 19, 1996, including all adjournments, as specified below, and in their discretion upon such other business as may properly be brought before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS WHICH RECOMMENDS THAT YOU VOTE FOR PROPOSALS 1-6.

UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE VOTE OF THE UNDERSIGNED IS TO BE CAST FOR ALL PROPOSALS LISTED BELOW.

1.      Election of Directors:
        For [ ]  Without Authority [ ]  For All Except  [ ]
        (NOTE: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, CHECK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME BELOW.)

        Ronald P. Lynch, Robert S. Dow, E. Wayne Nordberg, E. Thayer Bigelow, Stewart S. Dixon, John C. Jansing, C. Alan MacDonald, Hansel B. Millican, Jr. and Thomas J. Neff.

2. For [ ] Against [ ] Abstain [ ] To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Fund for the fiscal year ending September 30, 1996.

3. For [ ] Against [ ] Abstain [ ] To approve or disapprove the proposed change in the Series' investment objective, as described in the proxy statement.

4. For [ ] Against [ ] Abstain [ ] To approve or disapprove the proposed changes in the Series' fundamental investment policies and restrictions, as described in the proxy statement.

5. For [ ] Against [ ] Abstain [ ] To approve or disapprove the proposed new Distribution Plan and Agreement for the Series' existing class of shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as described in the proxy statement.

6. For [ ] Against [ ] Abstain [ ] To approve or disapprove an amendment to the Fund's Articles of Incorporation (i) authorizing the
                                                           -
        Board of Directors to create new classes of shares of capital stock; and (ii) confirming that the board may impose contingent deferred sales
             --
        charges in connection with new classes of shares to be created, as described in the proxy statement.

ACCOUNT NUMBER      SHARES            PROXY NUMBER

LORD ABBETT TAX-FREE INCOME FUND, INC.
  NEW JERSEY SERIES


PLEASE SIGN, DATE AND MAIL THIS PROXY IN THE POSTAGE PAID RETURN ENVELOPE PROVIDED.

For information as to the voting of stock registered in more than one name, see page 1 of the proxy statement. When signing the proxy as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are acting. Only autho rized officers should sign for corporations.

Date:......................................................

Signature(s) of Shareholder(s) as shown at left

 .............................................................

 .............................................................
               (Please read other side)

                     LORD ABBETT TAX-FREE INCOME FUND, INC.
                                NEW YORK SERIES

                         ANNUAL MEETING OF SHAREHOLDERS
                                 JUNE 19, 1996
                                767 Fifth Avenue
                            New York, New York 10153
                            Tel. No. (212) 848-1800

        The undersigned hereby appoints KENNETH B. CUTLER, ROBERT S. DOW and RONALD P. LYNCH and each of them proxies, with full power of substitution, to vote (according to the number of votes which the undersigned would be entitled to cast if then personally present) at the annual meeting of shareholders of LORD ABBETT TAX-FREE INCOME FUND, INC. (the "Fund") on June 19, 1996, including all adjournments, as specified below, and in their discretion upon such other business as may properly be brought before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS WHICH RECOMMENDS THAT YOU VOTE FOR PROPOSALS 1-6.

UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE VOTE OF THE UNDERSIGNED IS TO BE CAST FOR ALL PROPOSALS LISTED BELOW.

1.      Election of Directors:
        For [ ]  Without Authority [ ]  For All Except  [ ]
        (NOTE: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, CHECK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME BELOW.)

        Ronald P. Lynch, Robert S. Dow, E. Wayne Nordberg, E. Thayer Bigelow, Stewart S. Dixon, John C. Jansing, C. Alan MacDonald, Hansel B. Millican, Jr. and Thomas J. Neff.

2. For [ ] Against [ ] Abstain [ ] To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Fund for the fiscal year ending September 30, 1996.

3. For [ ] Against [ ] Abstain [ ] To approve or disapprove the proposed change in the Series' investment objective, as described in the proxy statement.

4. For [ ] Against [ ] Abstain [ ] To approve or disapprove the proposed changes in the Series' fundamental investment policies and restrictions, as described in the proxy statement.

5. For [ ] Against [ ] Abstain [ ] To approve or disapprove the proposed new Distribution Plan and Agreement for the Series' existing class of shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as described in the proxy statement.

6. For [ ] Against [ ] Abstain [ ] To approve or disapprove an amendment to the Fund's Articles of Incorporation (i) authorizing the
                                                           -
        Board of Directors to create new classes of shares of capital stock; and (ii) confirming that the board may impose contingent deferred sales
             --
        charges in connection with new classes of shares to be created, as described in the proxy statement.

ACCOUNT NUMBER      SHARES            PROXY NUMBER

LORD ABBETT TAX-FREE INCOME FUND, INC.
  NEW YORK SERIES


PLEASE SIGN, DATE AND MAIL THIS PROXY IN THE POSTAGE PAID RETURN ENVELOPE PROVIDED.

For information as to the voting of stock registered in more than one name, see page 1 of the proxy statement. When signing the proxy as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are acting. Only autho rized officers should sign for corporations.

Date:......................................................

Signature(s) of Shareholder(s) as shown at left

 .............................................................

 .............................................................
                 (Please read other side)

                     LORD ABBETT TAX-FREE INCOME FUND, INC.
                                  TEXAS SERIES

                         ANNUAL MEETING OF SHAREHOLDERS
                                 JUNE 19, 1996
                                767 Fifth Avenue
                            New York, New York 10153
                            Tel. No. (212) 848-1800

        The undersigned hereby appoints KENNETH B. CUTLER, ROBERT S. DOW and RONALD P. LYNCH and each of them proxies, with full power of substitution, to vote (according to the number of votes which the undersigned would be entitled to cast if then personally present) at the annual meeting of shareholders of LORD ABBETT TAX-FREE INCOME FUND, INC. (the "Fund") on June 19, 1996, including all adjournments, as specified below, and in their discretion upon such other business as may properly be brought before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS WHICH RECOMMENDS THAT YOU VOTE FOR PROPOSALS 1-6.

UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE VOTE OF THE UNDERSIGNED IS TO BE CAST FOR ALL PROPOSALS LISTED BELOW.

1.      Election of Directors:
        For [ ]  Without Authority [ ]  For All Except  [ ]
        (NOTE: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, CHECK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME BELOW.)

        Ronald P. Lynch, Robert S. Dow, E. Wayne Nordberg, E. Thayer Bigelow, Stewart S. Dixon, John C. Jansing, C. Alan MacDonald, Hansel B. Millican, Jr. and Thomas J. Neff.

2. For [ ] Against [ ] Abstain [ ] To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Fund for the fiscal year ending September 30, 1996.

3. For [ ] Against [ ] Abstain [ ] To approve or disapprove the proposed change in the Series' investment objective, as described in the proxy statement.

4. For [ ] Against [ ] Abstain [ ] To approve or disapprove the proposed changes in the Series' fundamental investment policies and restrictions, as described in the proxy statement.

5. For [ ] Against [ ] Abstain [ ] To approve or disapprove the proposed new Distribution Plan and Agreement for the Series' existing class of shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as described in the proxy statement.

6. For [ ] Against [ ] Abstain [ ] To approve or disapprove an amendment to the Fund's Articles of Incorporation (i) authorizing the
                                                           -
        Board of Directors to create new classes of shares of capital stock; and (ii) confirming that the board may impose contingent deferred sales
             --
        charges in connection with new classes of shares to be created, as described in the proxy statement.

ACCOUNT NUMBER      SHARES            PROXY NUMBER

LORD ABBETT TAX-FREE INCOME FUND, INC.
  TEXAS SERIES


PLEASE SIGN, DATE AND MAIL THIS PROXY IN THE POSTAGE PAID RETURN ENVELOPE PROVIDED.

For information as to the voting of stock registered in more than one name, see page 1 of the proxy statement. When signing the proxy as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are acting. Only autho rized officers should sign for corporations.

Date:......................................................

Signature(s) of Shareholder(s) as shown at left

 .............................................................

 .............................................................
               (Please read other side)

                     LORD ABBETT TAX-FREE INCOME FUND, INC.
                               WASHINGTON SERIES

                         ANNUAL MEETING OF SHAREHOLDERS
                                 JUNE 19, 1996
                                767 Fifth Avenue
                            New York, New York 10153
                            Tel. No. (212) 848-1800

        The undersigned hereby appoints KENNETH B. CUTLER, ROBERT S. DOW and RONALD P. LYNCH and each of them proxies, with full power of substitution, to vote (according to the number of votes which the undersigned would be entitled to cast if then personally present) at the annual meeting of shareholders of LORD ABBETT TAX-FREE INCOME FUND, INC. (the "Fund") on June 19, 1996, including all adjournments, as specified below, and in their discretion upon such other business as may properly be brought before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS WHICH RECOMMENDS THAT YOU VOTE FOR PROPOSALS 1-6.

UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE VOTE OF THE UNDERSIGNED IS TO BE CAST FOR ALL PROPOSALS LISTED BELOW.

1.      Election of Directors:
        For [ ]  Without Authority [ ]  For All Except  [ ]
        (NOTE: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, CHECK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME BELOW.)

        Ronald P. Lynch, Robert S. Dow, E. Wayne Nordberg, E. Thayer Bigelow, Stewart S. Dixon, John C. Jansing, C. Alan MacDonald, Hansel B. Millican, Jr. and Thomas J. Neff.

2. For [ ] Against [ ] Abstain [ ] To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Fund for the fiscal year ending September 30, 1996.

3. For [ ] Against [ ] Abstain [ ] To approve or disapprove the proposed change in the Series' investment objective, as described in the proxy statement.

4. For [ ] Against [ ] Abstain [ ] To approve or disapprove the proposed changes in the Series' fundamental investment policies and restrictions, as described in the proxy statement.

5. For [ ] Against [ ] Abstain [ ] To approve or disapprove the proposed new Distribution Plan and Agreement for the Series' existing class of shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as described in the proxy statement.

6. For [ ] Against [ ] Abstain [ ] To approve or disapprove an amendment to the Fund's Articles of Incorporation (i) authorizing the
                                                           -
        Board of Directors to create new classes of shares of capital stock; and (ii) confirming that the board may impose contingent deferred sales
             --
        charges in connection with new classes of shares to be created, as described in the proxy statement.

ACCOUNT NUMBER      SHARES            PROXY NUMBER

LORD ABBETT TAX-FREE INCOME FUND, INC.
  WASHINGTON SERIES

PLEASE SIGN, DATE AND MAIL THIS PROXY IN THE POSTAGE PAID RETURN ENVELOPE PROVIDED.


For information as to the voting of stock registered in more than one name, see page 1 of the proxy statement. When signing the proxy as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are acting. Only autho rized officers should sign for corporations.

Date:......................................................

Signature(s) of Shareholder(s) as shown at left

 .............................................................

 .............................................................
                 (Please read other side)

                                       3